The
MEDLEY Program



[PHOTO]



Semi-Annual Report
and Prospectus
Supplement to Participants

June 30, 1998

[LOGO]    Prudential

          The Prudential Insurance Company of America
          30 Scranton Office Park
          Scranton, PA 18507-1789

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                                                Committed to providing superior
                                                investment, administrative and
                                                recordkeeping services to
                                                institutional clients.

                          Average Annual Total Returns
                        for Periods Ended June 30, 1998.

===========================================================================================================================
                                                                                                Ten Year
                                                      Six                                       or Since        Inception
VCA-10 Capital Growth Account                       Months(6)     One Year       Five Year      Inception        Date
---------------------------------------------------------------------------------------------------------------------------
Without Sales Charge(1)                             8.83%          25.02%          19.91%         16.95%             8/82
With Maximum Sales Charge(2)                        1.59%          18.77%          19.60%         16.89%             8/82

---------------------------------------------------------------------------------------------------------------------------
VCA-11 Money Market Account(3)
---------------------------------------------------------------------------------------------------------------------------
Without Sales Charge(1)                             2.38%           4.86%           4.37%          5.19%             8/82
With Maximum Sales Charge(2)                       -4.73%          -1.26%           3.93%          5.12%             8/82

---------------------------------------------------------------------------------------------------------------------------
VCA-24(4)
---------------------------------------------------------------------------------------------------------------------------
Without Sales Charge(1)
Diversified Bond Account                            4.05%           8.10%           6.46%          8.35%             5/83
Government Income Account                           3.56%          10.24%           5.59%          7.98%*            5/89
Conservative Balanced Account                       7.62%          12.84%           9.94%         10.30%             5/83
Flexible Managed Account                            9.18%          16.51%          12.53%         12.43%             5/83
Stock Index Account(5)                             17.04%          28.73%          21.72%         17.19%            10/87
Equity Account                                     12.06%          22.86%          18.49%         16.16%             5/83
Global Account                                     18.44%          11.77%          15.17%         10.52%*            9/88

With Maximum Sales Charge(2)
Diversified Bond Account                           -2.96%           2.09%           6.14%          8.34%             5/83
Government Income Account                          -3.44%           4.24%           5.26%          7.98%*            5/89
Conservative Balanced Account                       0.58%           6.79%           9.64%         10.28%             5/83
Flexible Managed Account                            2.13%          10.45%          12.25%         12.41%             5/83
Stock Index Account(5)                              9.99%          22.67%          21.51%         17.18%            10/87
Equity Account                                      4.90%          16.70%          18.20%         16.17%             5/83
Global Account                                     11.43%           5.76%          14.94%         10.52%*            9/88

These returns represent past performance. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost.

*Performance is from the inception date as indicated:

         Global Account                     September 19, 1988
         Government Income Account          May 1, 1989



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(1) The results shown are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any deferred sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results. Source:Prudential

(2) The results shown are calculated in the same manner as those shown above and in addition reflect the deduction of the following maximum deferred sales charges: "1 Year", 6%; "5 Year", 2%; and "10 Year or Since Inception", 0%. The performance results also reflect the impact of the $30 annual contract fee under The MEDLEY Program. Past performance cannot guarantee comparable future results.

(3) For current yields on the Money Market Account, please call 1-800-458-6333. An investment in the Account is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Account will be able to maintain a stable unit value.

(4) The Prudential Variable Contract Account-24 (VCA-24) was first offered on May 1, 1987 (Stock Index Account on May 2, 1988, Government Income and Global Accounts on May 1, 1991). However, the underlying investment portfolios existed under other Prudential programs before they became part of The MEDLEY Program. For purposes of comparison, the returns have been recalculated to reflect a hypothetical return as if they were part of The MEDLEY Program from each portfolio's inception, using charges applicable to The MEDLEY Program.

(5) Standard & Poor's, S&P, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Account is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Account.

(6)  Six-Month returns are not annualized.

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Table of Contents

   I              Letter to Medley Participants                            2
                  Market Review                                            4
                  Investment Advisor's Outlook                             8

  II VCA-10       Capital Growth Account                                  10
                  Financial Statements                                    12

 III VCA-11       Money Market Account                                    21
                  Financial Statements                                    23

  IV VCA-24       VCA-24                                                  31

   V              The Prudential Series Fund, Inc.
                  Diversified Bond Portfolio                              32
                  Government Income Portfolio                             34
                  Conservative Balanced Portfolio                         36
                  Flexible Managed Portfolio                              38
                  Stock Index Portfolio                                   40
                  Equity Portfolio                                        42
                  Global Portfolio                                        44

  VI              The Prudential Series Fund, Inc.
                  Financial Statements                                    A1
                  Schedule of Investments                                 B1
                  Notes to Financial Statements                           C1
                  Financial Highlights                                    D1

 VII              Prospectus Supplement                                   E1


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY program.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24), The MEDLEY Program. VCA-10, VCA-11 and VCA-24 are distributed by Prudential Investment Management Services LLC, a subsidiary of The Prudential Insurance Company of America. VCA-10, VCA-11 and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, Newark, NJ.

This Report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of June 30, 1998, please call the telephone number on the back of this report.

Six Months Ended June 30, 1998

Letter
To Medley Participants


Dear MEDLEY Participant:

We are pleased to provide our Semiannual Report to you on the investment performance of The MEDLEY Program which includes VCA-10, Capital Growth Account, VCA-11 Money Market Account and VCA-24, which offers seven portfolios of The Prudential Series Fund, Inc.

The past six months were a time of solid growth. U.S. Gross Domestic Product, which measures the country's total output of goods and services, grew at an annualized rate of 3.5% for the six months ended June 30, according to Prudential economists.

Given this environment, stock prices continued to gain, with the Dow Jones Industrial Average rising 13.2% during the six-month period, while the Standard & Poor's 500 Composite Stock Price Index climbed 17.7%. But, not all stocks were equal. Large capitalization growth stocks with predictable earnings were the market's favorites. Indeed, as reported by Morningstar, the average large capitalization growth fund returned 20.3%, while the average small capitalization value fund returned 4.7% over the prior six month period. Bonds also provided dependable total returns of 3.9% for the period, according to the Lehman Brothers Aggregate Index.

How Did Our Portfolios Perform?

You will be pleased to learn that The MEDLEY program investment options delivered returns similar to those of the broader markets and consistent with the strategies around which they were designed. Nearly all of our U.S. stock portfolios continued to post double-digit returns, while our bond portfolios finished with very healthy results.

Consistent with the market, our stock index portfolio -- Prudential Stock Index Portfolio -- posted returns in line with the S&P 500 with a 6-month return of 17.4%. On the other hand, our value-oriented Equity Portfolio, returned over 12% in the six-month period, lagging the growth-oriented fund average. Once again, the market reminded us of the critical nature of diversification.

Four of Prudential Series Fund portfolios finished the reporting period ahead of the average variable annuity contracts in their respective categories. These were the Diversified Bond, Government Income, Stock Index, and Global Portfolios.

[PHOTO]  Mendel A. Melzer, CFA
         Chairman


Fifteen Years And Growing.

The Prudential Series Fund is celebrating 15 years of providing you with the opportunity to maximize the results of your variable annuity contract cash values, subject to the risks associated with these kinds of investments. As of June 30, 1998, we had assets of $28 billion under management. We have worked through the years to meet the changing needs of our clients by increasing from five to 15 the number of investment choices that we believe offer Participants diversification and the benefits of professional management.
(Not all investment options are available in all contracts.)

Staying the Course for the Long Term.

As we reached the midpoint of another year, the financial news was decidedly upbeat. However, there were times during the reporting period when price volatility affected the stock and bond markets. These market swings illustrate the importance of MEDLEY Participants "staying the course" for the long term.

Of course, this does not mean you should ignore change. Indeed, with record valuations in the U.S. stock market at a time when U.S. corporate earnings are slowing, now may be a good time to review your asset allocation. While stocks continue to be the investment of choice for many seeking long-term wealth accumulation, you may wish to consider diversifying a portion of your holdings to help lessen the effects of market uncertainty. Your Prudential professional would be happy to assist you in reviewing and structuring a program to meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/Mendel A. Melzer

Mendel A. Melzer, CFA
Chairman

1998
     Market Review


The U.S. Market Only Pauses for Breath.

It was a "flight to quality," but what a flight! The flow of money into the stock market continued to be strong, bolstered by the record $29 billion influx from foreign investors in the first quarter. U.S. stocks rose 17.7% year-to-date as measured by the Standard & Poor's 500 Index (S&P 500), an unmanaged index considered to be generally representative of the U.S. stock market. It was a blistering pace.

The economic slowdown in Asia, as well as the release of some disappointing earnings announcements, gave investors pause from mid-March to mid-June, when the bull market resumed.

In general, investors preferred growth stocks of large, well-established companies during the reporting period. Small-company stocks trailed large-company stocks, while growth stocks dramatically outperformed value stocks. The differences were substantial.

The market rise has been very focused. Today, the 20 largest growth stocks represent nearly 30% of the S&P 500, close to the market concentration peak in 1974. The average P/E of these 20 stocks is 36.4, compared to a P/E of 21.3 on the other 480 stocks in the S&P 500.

Consumer Cyclicals Led.

The best-performing sector in the S&P 500 was consumer cyclicals. These are companies whose sales to consumers increase when the economy grows. This sector was led by apparel retailers (up 56%), automobile companies (up 51%) and general retailers (up 51%) such as Wal-Mart and Kmart. Consumer confidence was high, interest rates were low and home building got a quick start because of a mild winter. Home builders (up 31%) also had good returns, although not quite at the pace of the market leader.

Technology Stocks Were Investors' Favorites.

Manufacturers of communications equipment were the single best-performing group (up 62%) in the S&P 500. Lucent Technologies' stock more than doubled in price during the half-year. Computer software companies, such as Microsoft, Computer Associates, Oracle and Unisys (whose stock also more than doubled in the period), had the fifth highest average return -- 45%.


================================================================================

How the Markets Compared(1)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                Average Return Over
                               Return Over         Past 20 Years
                              Past 12 Months        (Annualized)
                              --------------    -------------------
Money Market                       5.0%                7.7%
Bonds                             11.3%               10.0%
Foreign Stocks                    17.5%               15.4%
U.S. Stocks                       30.2%               17.4%

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This chart compares the 12-month return as of 6/30/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

(1) Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Index.

================================================================================
Consumer Cyclicals Led
the Market.

                            YTD 1998
                            --------
Consumer Cyclicals            35.2%
Technology                    28.2%
Consumer Growth               17.3%
Finance                       16.5%
Industrials                   12.0%
Utilities                     10.9%
Energy                         4.5%
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Source: Prudential Investments.


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Large Growth Stocks
Outperformed Small
Value Stocks.

                            YTD 1998
                            --------
Large Growth                  20.3%
Small Value                    4.7%
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Source: Morningstar, Inc. For purposes of comparison only.


Consumer Growth Was Strong.

The consumer growth and staples category includes companies whose sales to consumers tend to grow at a relatively consistent pace. It was led by restaurant companies (up 37%), such as McDonald's and TRICON Global Restaurants. Cosmetics and health-care companies also had a good half-year, but tobacco companies were the second worst-performing group, losing ground over the period.


Industrials Lagged.

Industrials suffered, because the Asian economic slowdown reduced the demand for commodities. Railroads (down 11%), specialty chemicals, metals (particularly aluminum and nonferrous metals) and gold all fell in price.


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The Dow in the Past Twelve Months

                               [GRAPHIC OMITTED]

                                  July 16, 1997
                        The Dow passes 8,000-point mark.


                                  Oct. 28, 1997
                  The Dow surged 337 points, its largest point
                                   gain ever.




                                  April 6, 1998
                       The Dow tops the 9,000-point mark.


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Daily close of the Dow Jones Industrial Average for the past twelve months.


Energy Demand Lagged.

The economic slowdown in Asia and the mild North American winter, together with supplies that had been increasing for some time, combined to keep energy firms at the bottom of the list. Oil and gas drillers was the worst-performing industry group in the S&P 500.

1998
Market Review
          continued


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30-Year U.S. Treasury Yields

                               [GRAPHIC OMITTED]


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Weekly closing yields for the past six months. Source: Bloomberg, as of 6/26/98.


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High Yield Bonds Top

                            YTD 1998
                            --------
High Yield Bonds               4.5%
Government Bonds               4.2%
Corporate Bonds                4.2%
Aggregate Index                3.9%
Mortgage Bonds                 3.4%
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Source: Lehman Brothers, as of 6/30/98.


U.S. Bonds: The Leader of the Pack.

Contrasting economic conditions between the U.S. and Asian countries enhanced the appeal of U.S. bonds. As a result, the high yield, corporate and government sectors of the domestic debt market provided the highest returns in the taxable fixed-income universe over the past six months.

In the U.S., a nearly ideal economic climate prevailed, pushing bond prices higher and yields lower. Inflation, the archenemy of bondholders, remained subdued. Economic growth began slowing from the robust 5.4% annualized pace of the first quarter, indicating that inflationary pressures will likely remain in check.

Across the Pacific, however, the Japanese economy fell into recession. Skittish overseas investors shifted money from emerging markets and Asia into U.S. government securities for their relative safety, causing further declines in interest rates.

Bonds returned 3.9% for the six-month period ended June 30, 1998, as measured by the Lehman Brothers Aggregate Index. High yield bonds returned 4.5% for the same period; U.S. government securities, 4.2%; and investment-grade corporate bonds, 4.2%.

The top performance by corporate high yield (or junk) bonds masked the fact that the sector fared better in the first quarter than the second quarter. Initially, strong investor demand easily absorbed the flood of new high-yielding bonds. But as corporate default rates edged higher and earnings growth slowed, investors demanded a larger reward for purchasing below investment-grade debt. This attitude caused the difference between yields on high yield bonds and comparable Treasuries to increase during the spring.

Investment-grade corporate bonds followed a similar path. Favorable domestic economic conditions buoyed the market earlier in the year, but continued heavy new issuance and growing concern about corporate earnings crimped the rally in late spring.

Among U.S. government securities, longer-term bonds gained most. The yield on the 30-year Treasury bond fell in June to its lowest level since regular sales of the securities began in 1977. Tax-exempt municipal bond issuance soared as state and local governments rushed to take advantage of rock-bottom interest rates.

The World: Europe Takes Off.

Europe, where stock markets took off a year ago, hit the afterburners in 1998, returning nearly 27% during the first half of the year in U.S. dollars, as measured by the Morgan Stanley Capital International (MSCI) Europe Index. This was more than the MSCI Europe Index's return for all of 1997. The combination of low interest rates, economic acceleration, the potential productivity gains from monetary union and increasing participation in stock ownership pushed share prices up sharply.

France and Germany, the large central economies with the greatest inertia, have built up steam, turning in returns of 39% and 37%, respectively, for the first half of 1998. They outpaced the 33% return of Italy, but Spain's stock market returns continued to lead the larger economies, with a 45% performance. Only Norway, among the European countries, didn't participate in the bull market, declining 4% during the past six-months.

Asian and Emerging Markets Faltered.

The Asian financial crisis showed no signs of recovery during the second quarter. As economic activity slowed, governments wrestled with the structural changes necessary to restore confidence. Japan, which has the economic heft to initiate a significant positive change in the region, failed to take any effective action. Instead, its own economy began to shrink rapidly; its stock market declined 3% in U.S. dollars through the second quarter. Singapore and Hong Kong saw greater market erosion, losing 34% and 26%, respectively, during the same period.

Stock markets at the epicenter of the Asian crisis reflected investors' complete loss of confidence: Thailand's market fell 56%, Malaysia's 59% and Indonesia's 37%, for the year-to-date period ended June 30, 1998.

The aversion to emerging markets also spread beyond Asia. Taiwan's much sounder economy had a stock market decline of 24%. Even Latin American countries were affected, with Mexico down 14%, Brazil down 15% and Argentina down 16%.

Investment capital moved from areas with uncertain economic prospects to what appeared to be more secure havens as exchange rate adjustments made Latin America less competitive compared with Asia.


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Foreign Markets

                            YTD 1998
                            --------
MSCI Europe Index             26.7%
MSCI World Index              16.9%
MSCI EAFE Index               16.1%
MSCI Japan Index              -2.5%
MSCI Pacific Index            -5.8%

S&P 500 Index                 17.7%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. Investors cannot invest directly in an index.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

The Standard & Poor's 500 is a weighted, unmanaged index comprised of 500 stocks, which provides a broad indicator of stock price movements.

1998
     Investment Advisor's Outlook

Market Outlook: Expect Slower Growth.

o Prudential's economists note that the sharp economic acceleration in the first quarter of 1998 was due to a buildup of inventories. They expect a sharp slowdown in economic activity over the second half of the year as inventories are drawn down, net imports increase and greater unused industrial capacity slows business investment.

o Inflation has been subdued and should remain so. Although profits have been declining in many industries, they believe profits will be squeezed further rather than lead to price increases, because businesses face tremendous pressure to maintain prices.

o With recent renewed uncertainty in emerging markets and the U.S. manufacturing sector now feeling the negative impact of the strong dollar and the downturn in Asia, the Federal Reserve is likely to continue to keep policy on hold for the next several months. By the fourth quarter of this year, they expect the slowdown in the U.S. economy will prompt the Federal Reserve to ease monetary policy.

U.S. Stocks: Prices Remain High.

Profit margins are at record levels, and investors are paying record multiples of these earnings for stocks. However, corporate earnings growth has slowed and, in many industries, reversed, while the prices of large-company stocks have continued to rise. Most investors appear to be buying a growth trend, rather than foreseeable earnings. For some time we have not expected share price gains to continue at the rate they have. Investors showed some concern during much of the second quarter about future earnings. We expect them to react to the slowing U.S. economy by continuing to focus on companies with more predictable earnings. We see no reason for the market's focus to broaden before prices peak.

We believe that small-company stocks represent better value. Their earnings growth has been holding up, while their share prices have not kept pace with the market leaders. This has resulted in price to earnings ratios that are lower for small-company stocks than for large companies, a very unusual relationship.

Ordinarily, we would expect investors to discover the greater investment values that small-company stocks now represent and for small caps to catch up. However, the greater proportion of new investors in the market and the recent flow of foreign capital to U.S. markets suggest that many current investors may feel uncomfortable with any but the most familiar stocks. Moreover, small companies are more vulnerable to a market downturn. In the current market environment, we are unable to find a catalyst to unlock the superior value offered by small-company stocks.

Foreign Stocks: Asian Fallout Continues.

The impact of the Asian economic slowdown is gradually being felt throughout the world. In the U.S. and Europe, it appears to have kept inflation in check. But it is also making life more difficult for emerging economies.

Although prices in these markets are getting very cheap, we believe it is still necessary to be very cautious in any of these stock markets. The Japanese economy is undergoing a sharp contraction. We don't believe that the government's current actions (a fiscal stimulus package and moderate tax cuts) will be sufficient to reverse their economic slide or prevent a further decline in the yen.

Continental Europe is seeing both an economic and a stock market resurgence. Although share prices have become high by historical standards, prospects for earnings growth are excellent and better than anywhere else. We expect current trends to continue.

U.S. Bonds: Treasuries Still Look Good.

We believe the rally in Treasury securities has not run out of steam. Signs of slower U.S. economic growth have emerged, most notably in the manufacturing sector.

Separately, the Treasury Department announced plans to meet the government's reduced borrowing needs by eliminating sales of its three-year notes and cutting the frequency of five-year note auctions to quarterly from monthly. Taken together, the Asian financial crisis, moderating U.S. economic growth and the dwindling supply of Treasury issues will likely lead to higher bond prices and lower yields.

We will proceed with caution when purchasing bonds during the remainder of the year. While junk bonds, municipal securities, investment-grade U.S. corporate debt, global bonds, emerging market bonds, and mortgage-backed and asset-backed securities still offer solid value, prudence demands we emphasize larger bond issues that can be easily bought and sold even if prices turn lower.

Additionally, we will even be more reliant upon thorough market research, which is key to ensuring the overall credit quality dynamic in the portfolios.


================================================================================
A Reality Check.

Stock prices in general have doubled in the last three and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet in recent years returns have been much higher, as the chart below shows.


================================================================================
Returns of the U.S. Stock
Market.

                             Average
                              Annual
                              Return
                              ------
Last 70 Years
1927-1997                     10.7%
--------------------------------------------------------------------------------
Source: Ibbotson Associates.


Last Three and a Half Years
1995                          37.5%
1996                          23.0%
1997                          33.4%
1998 (YTD)                    17.7%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

VCA-10 Capital Growth Account

Performance Summary.

The Account returned 8.83% for the six months ended June 30, 1998, compared to 16.23% for the Lipper Variable Insurance Products Growth Average. During this period, a select number of the largest, highest quality stocks -- typically growth stocks -- performed better than large stocks and much better than mid-size and smaller company stocks. For example, for the six months the Russell 2000, an index of small company stock performance, rose 4.93%. The Account held few of these largest, highest quality stocks because their valuations were unattractive relative to our value style of management.


================================================================================
Average Annual Returns Through June 30, 1998

                                   Six     One     Three    Five      Ten
                                 Months   Year     Year     Year     Year
--------------------------------------------------------------------------------
Capital Growth Account(1)         8.83  25.02%   26.45%   19.91%   16.95%
--------------------------------------------------------------------------------
S&P 500(2)                       17.72  30.17%   30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.(3)      16.23  28.06%   25.44%   20.07%   16.76%
--------------------------------------------------------------------------------
Capital Growth Account inception date: 8/82.


================================================================================
$10,000 Invested Over Ten Years


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

(1) The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
     Source: Prudential.

     Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

(2) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Account. The securities that comprise the S&P 500 may differ substantially from the securities in the Account. The S&P 500 is not the only index that may be used to characterize performance of this Account, and other indices may portray different comparative performance.

(3) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.


================================================================================
Investment Goal

Long term growth of capital.

Types of Investments

Primarily stocks of a diversified group of major established companies in a variety of industries.

Investment Style

The Account uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

Performance Review.

What Went Well. During the reporting period, Account performance was lifted by our good stock selection in the consumer growth and staples sector. We placed less emphasis on the utility sector, which turned out to be a good decision since utilities turned in poor performance.

And Not So Well. Account performance was affected by our significant exposure to the poor performing industrial group as Asian crisis concerns escalated with the abundance of disappointing earnings forecasts. Our limited exposure to technology, which was the second-best performing sector during the reporting period, also restrained performance. We were also hurt by some of our selections in the consumer cyclical, energy and finance sectors.

We Took Profits. A large part of our sales were from companies which had performed well and therefore profit-taking appeared to be in order, including Lincoln National, Sonic Corporation, Harcourt General, Time Warner and Haverty Furniture. Other sales were of companies where we believed slowing economic activity, especially in Asia, would have a negative affect including Olin Corporation, American Standard, and Dallas Semiconductor.

Strategy Session.

We focused on value. During the past six months the Account increased its financial stock exposure by buying two mortgage guarantee companies (Old Republic and PMI Group) as well as insurers: Torchmark Corporation, Travelers Property & Casualty and W. R. Berkeley. Other areas of purchase emphasis were: semiconductor companies, negatively affected by the Asian crisis but whose valuations looked attractive, specialty chemical companies and business forms companies.

We like industrials. We have confidence in industrial stocks. While we have concerns that the Asian situation will slow economic growth, we believe that this impact has been reflected in these companies' relative valuations.

Financials look good, too. We like financial companies, in particular, insurance companies, which have not yet participated in the current bull market to the extent of banks and financial services companies. In addition, we think the insurance industry is ripe for consolidation.

Small and mid-caps are attractive. We continue to hold stock of some small/mid-size companies. We believe that after another quarter of severe underperformance their valuations are significantly more attractive than the typical large company.

Outlook

PORTFOLIO MANAGER
Roger Ford

Modest Market Gains Forecast.

"Our forecast for the rest of 1998 is that the economy will grow very moderately and inflation will remain under control. The Asian situation will continue to negatively affect all the world's economies. Within this environment, we believe corporate profits will be okay, but not great. Current equity market levels seem to more than adequately reflect this subdued environment. Therefore, we think stock market gains will be modest at best. Our exposure to industrial and insurance stocks reflects their attractive valuations relative to most other sectors. In addition, we continue to favor companies outside the universe of very large, high quality companies that have led this market. It is our belief that the rest of the market, including small and mid-cap companies, will close the inordinate valuation differential that currently exists."


                                     [PHOTO]

                                PORTFOLIO MANAGER
                                   Roger Ford


================================================================================
Portfolio Composition

                                                                    6/30/98
                                                                    -------
Industrials                                                           43.3%
Finance                                                               19.9%
Consumer Growth                                                       16.4%
Technology                                                             7.5%
Consumer Cyclicals                                                     7.3%
Energy                                                                 4.7%
Utilities                                                              0.8%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.


================================================================================
Top Ten Holdings

                                                                    6/30/98
                                                                    -------
Medianone Group Inc.                                                   1.9%
Century Commun Cl A                                                    1.9%
NAC RE Corp.                                                           1.8%
Berkley WR Corp.                                                       1.7%
Wolverine Tube Inc.                                                    1.6%
Trenwick Group Inc.                                                    1.5%
Telecom Inc. Liberty Media                                             1.5%
United Dominion Inds                                                   1.5%
Giant Cement Holding Inc.                                              1.5%
Carbide/Graphite Group                                                 1.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                         Financial Highlights for VCA-10
                Income and Capital Changes Per Accumulation Unit*
           (For an Accumulation Unit outstanding throughout the year)
                                   (Unaudited)


                                             Six Months
                                                Ended
                                              June 30,                          Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                1998          1997            1996            1995            1994            1993
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                           $  .0461     $   .0757        $  .0657        $  .0609        $  .0563        $  .0855
------------------------------------------------------------------------------------------------------------------------------------
Expenses
   For investment management fee               .0094         .0154           .0118           .0094           .0083           .0077
   For administrative expenses                 .0280         .0461           .0354           .0282           .0251           .0230
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          .0087         .0142           .0185           .0233           .0229           .0548
------------------------------------------------------------------------------------------------------------------------------------
Capital Changes
   Net realized gain on investments            .5167        1.2761           .5085           .3850           .1947           .2763
   Net unrealized appreciation (depreciation)
   of investments                              .0939         .3841           .5682           .4744          (.2148)          .2599
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Unit Accumulation Value        .6193        1.6744          1.0952           .8827           .0028           .5910
------------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Value
   Beginning of period                        7.0127        5.3383          4.2431          3.3604          3.3576          2.7666
------------------------------------------------------------------------------------------------------------------------------------
   End of period                             $7.6320       $7.0127         $5.3383         $4.2431         $3.3604         $3.3576
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses To
   Average Net Assets**                         1.00%+        1.00%           1.00%           1.00%           1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income To
   Average Net Assets**                          .23%+         .24%            .39%            .61%            .68%          1.78%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           21%           47%             52%             45%             32%            45%
------------------------------------------------------------------------------------------------------------------------------------
Number of Units Outstanding
   for Participants at end of period
   (000's omitted)                            85,214        83,261          91,532          81,817          79,189         73,569
------------------------------------------------------------------------------------------------------------------------------------

*    Calculated by accumulating the actual per unit amounts daily.

**   These calculations exclude Prudential's equity in VCA-10.

+    Annualized.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.


                        See Notes to Financial Statements

                         Financial Statements of VCA-10
                   Statement of Net Assets as of June 30, 1998
                                   (Unaudited)

Common Stock                                                           Value
Investments                                            Shares        [Note 2A]
--------------------------------------------------------------------------------
Aerospace/Defense -- 2.6%
Doncasters PLC - ADR+
   (United Kingdom)                                    146,900     $   4,085,656
Gen Corp.                                              296,500         7,486,625
Litton Industries, Inc.+                                89,300         5,268,700
                                                                   -------------
                                                                      16,840,981
--------------------------------------------------------------------------------
Autos & Trucks -- 2.2%
Borg-Warner Automotive, Inc.                           177,600         8,535,900
Lear Corp.+                                             56,900         2,919,681
Tower Automotive, Inc.+                                 63,100         2,705,412
                                                                   -------------
                                                                      14,160,993
--------------------------------------------------------------------------------
Chemicals -- 5.7%
Agrium, Inc.                                           488,900         6,172,363
BOC Group PLC - ADR
   (United Kingdom)                                    137,300         3,724,262
Chemfirst, Inc.+                                       203,000         5,125,750
Cytec Industries, Inc.+                                105,600         4,672,800
Dow Chemical                                            52,100         5,037,419
Mississippi Chemical Corp.                             325,886         5,356,751
Solutia, Inc.                                          114,800         3,293,325
Union Carbide                                           78,600         4,195,275
                                                                   -------------
                                                                      37,577,945
--------------------------------------------------------------------------------
Computer Related -- 0.4%
Bay Networks, Inc. +                                    77,500         2,499,375
--------------------------------------------------------------------------------
Consumer Services-- 5.4%
Darden Restaurants                                     441,200         7,004,050
Hilton Hotels Corp.+                                   121,400         3,459,900
Innkeepers USA Trust                                   241,900         3,053,988
MGM Grand, Inc.+                                        77,800         2,455,563
Ogden Corp.                                            118,200         3,272,662
Reynolds & Reynolds
   (Class A Stock)                                     236,700         4,304,981
RFS Hotel Investors, Inc.+                             226,200         4,297,800
Seagram Co., Ltd.                                       65,300         2,673,219
360 Communications Co.+                                144,700         4,630,400
                                                                   -------------
                                                                      35,152,563
--------------------------------------------------------------------------------
Containers and Packaging -- 1.7%
Alltrista Corp.+                                       196,300         5,017,919
Aptargroup, Inc.                                        51,400         3,196,437
U.S. Can Corp.+                                        207,000         3,040,312
                                                                   -------------
                                                                      11,254,668
--------------------------------------------------------------------------------
Electrical Equipment -- 1.4%
Belden, Inc.                                            84,200         2,578,625
Emcor Group, Inc.+                                     187,000         3,576,375
Hussmann International, Inc.                           171,900         3,190,894
                                                                   -------------
                                                                       9,345,894
--------------------------------------------------------------------------------
Electronics -- 2.9%
Dallas Semiconductor Corp.                              22,400           694,400
Marshall Industries+                                   162,700         4,433,575
Methode Electronics, Inc.                              122,000         1,891,000
National Semiconductor Corp.+                          198,800         2,621,675
Pioneer Standard Electronics                           390,800         3,761,450
VLSI Technology, Inc.+                                 317,600         5,329,741
                                                                   -------------
                                                                      18,731,841
--------------------------------------------------------------------------------
Engineering & Construction -- 3.9%
Apogee Enterprises, Inc.                               230,600         3,531,062
Cameron Ashley Building Products+                      127,400         2,149,875
Giant Cement Holding, Inc.+                            338,200         9,680,975
Gradall Industries, Inc.+                              307,700         4,500,112
Texas Industries, Inc.                                 103,800         5,501,400
                                                                   -------------
                                                                      25,363,424
--------------------------------------------------------------------------------
Exploration & Production -- 4.2%
Cabot Oil & Gas Corp.                                  150,800         3,016,000
Chesapeake Energy Corp.                                359,600         1,438,400
Comstock Resources, Inc.+                              317,000         2,357,687
Occidental Petroleum Corp.                             166,900         4,506,300
Oryx Energy Co.+                                       241,100         5,334,337
Pioneer Natural Resources Co.                          277,000         6,613,375
Vintage Petroleum, Inc.                                216,000         4,077,000
                                                                   -------------
                                                                      27,343,099
--------------------------------------------------------------------------------
Financial Services -- 5.1%
Beneficial Corp.                                        36,100         5,530,069
Financial Security Assurance
   Holdings Corp.                                      134,900         7,925,375
Heller Financial, Inc.+                                200,000         6,000,000
The PMI Group, Inc.                                     78,400         5,752,600
Travelers Group, Inc.                                  130,899         7,935,752
                                                                   -------------
                                                                      33,143,796
--------------------------------------------------------------------------------
Healthcare -- 1.7%
Columbia HCA Healthcare Corp.                          143,400         4,176,525
Mallinckrodt, Inc.                                      75,700         2,247,344
Tenet Healthcare+                                      152,300         4,759,375
                                                                   -------------
                                                                      11,183,244
--------------------------------------------------------------------------------


                        See Notes to Financial Statements

                         Financial Statements of VCA-10
                   Statement of Net Assets as of June 30, 1998
                                   (Unaudited)

Common Stock                                                           Value
Investments                                            Shares        [Note 2A]
--------------------------------------------------------------------------------
Housing Related -- 2.2%
Furniture Brands International, Inc.+                  162,400     $   4,557,350
Owens Corning Fiberglass Corp.                          89,300         3,644,556
Triangle Pacific Corp.+                                111,400         6,127,000
                                                                   -------------
                                                                      14,328,906
--------------------------------------------------------------------------------
Insurance -- 10.6%
Allied Group, Inc.                                     102,850         4,814,666
MMI Companies, Inc.                                    318,719         7,370,377
NAC Re Corp.                                           219,900        11,737,137
Old Republic International Corp.                       213,150         6,247,959
Torchmark Corp.                                        155,800         7,127,850
Travelers Property Casualty
   (Class "A" Stock)                                   121,800         5,222,175
Reinsurance Group of America                           121,950         7,210,294
Trenwick Group, Inc.                                   257,650        10,008,105
W.R. Berkley Corp.                                     313,800         9,715,156
                                                                   -------------
                                                                      69,453,719
--------------------------------------------------------------------------------
Leisure -- 0.7%
Servico, Inc.+                                         313,800         4,707,000
--------------------------------------------------------------------------------
Machinery -- 6.0%
Allied Products Corp.                                  247,500         5,243,906
Applied Power Co.
   (Class "A" Stock)                                   133,800         4,599,375
Columbus McKinnon Corp.                                180,000         4,680,000
Denison International PLC - ADR+
   (United Kingdom)                                    166,200         3,282,450
Hardinge, Inc.                                         222,250         5,417,344
Harnischfeger Industries                               243,200         6,885,600
Ingersoll - Rand Co.                                   114,500         5,045,156
New Holland N.V                                        194,700         3,820,988
                                                                   -------------
                                                                      38,974,819
--------------------------------------------------------------------------------
Media -- 9.4%
Century Communications Corp.
   (Class "A" Stock)                                   645,200        12,097,500
Comcast Corp.
   (Class "A" Stock)                                   128,000         5,088,000
Comcast Corp.
   (Class "A" Stock) Special                           205,995         8,362,120
Cox Communication, Inc.
   (Class "A" Stock)+                                   89,413         4,330,942
Mediaone Group, Inc.+                                  284,700        12,509,006
Tele-Communications, Inc.
   Liberty Media Group (Series A)+                     252,750         9,809,859
Time Warner, Inc.                                       45,900         3,921,581
U.S. West Media Group+                                   7,775           365,433
Viacom, Inc.
   (Class "B" Stock)+                                   89,800         5,230,850
                                                                   -------------
                                                                      61,715,291
--------------------------------------------------------------------------------
Metals -- 3.5%
The Carbide/Graphite Group+                            334,200         9,294,937
Cleveland - Cliffs, Inc.                               105,000         5,630,625
Reliance Steel & Aluminum                              126,000         4,866,750
Ucar International, Inc.+                              116,100         3,388,699
                                                                   -------------
                                                                      23,181,011
                                                                   -------------
--------------------------------------------------------------------------------
Miscellaneous-Industrial -- 12.1%
Clarcor, Inc.                                          136,650         2,869,650
Coltec Industries, Inc.+                               256,500         5,097,938
Crane Co.                                              118,700         5,764,369
Dexter Corp.                                           158,500         5,042,281
Flowserve Corp.                                        150,891         3,715,691
Global Industrial
   Technologies, Inc.+                                 353,300         5,078,687
Harsco Corp.                                           150,200         6,881,037
Idex Corp.                                              77,400         2,670,300
Mark IV Industries, Inc.                               215,110         4,651,754
Pentair, Inc.                                           80,800         3,434,000
PPG Industries, Inc.                                    83,800         5,829,337
Regal Beloit Corp.                                     128,700         3,667,950
United Dominion Industries                             292,600         9,765,525
Varian Associates, Inc.                                109,500         4,270,500
Wolverine Tube, Inc.+                                  280,100        10,643,800
                                                                   -------------
                                                                      79,382,819
--------------------------------------------------------------------------------
Paper Products -- 2.7%
Boise Cascade Corp.                                    101,800         3,333,950
Ennis Business Forms                                   288,800         3,357,300
Georgia Pacific Corp. (GP Group)+                       62,800         3,701,275
Georgia Pacific Corp.
   (Timber Group)+                                      73,700         1,699,706
International Paper Co.                                 76,000         3,268,000
Mead Corp.                                              76,700         2,435,225
Standard Register Co.                                    1,900            67,213
                                                                   -------------
                                                                      17,862,669
--------------------------------------------------------------------------------
Railroads -- 2.6%
Burlington Northern Santa Fe                            63,500         6,234,906
CSX Corp.                                               65,000         2,957,500
Greenbrier Companies, Inc.                             143,200         2,470,200
Varlen Corp.                                           151,578         5,229,441
                                                                   -------------
                                                                      16,892,047
--------------------------------------------------------------------------------


                        See Notes to Financial Statements

                         Financial Statements of VCA-10
                   Statement of Net Assets as of June 30, 1997
                                   (Unaudited)


Common Stock                                                          Value
Investments                                            Shares       [Note 2A]
-------------------------------------------------------------------------------
Regional Banks -- 2.9%
Banc One Corp.                                          56,650    $   3,161,778
First Chicago NBD Corp.                                 62,772        5,563,169
Norwest Corp.                                          148,900        5,565,137
PNC Bank Corp.                                          80,800        4,348,050
                                                                  -------------
                                                                     18,638,134
-------------------------------------------------------------------------------
Retail -- 2.9%
BJ's Wholesale Club, Inc.+                              81,600        3,315,000
Food Lion, Inc.
   (Class "A" Stock)                                   291,300        3,095,062
Food Lion, Inc.
   (Class "B" Stock)                                    97,300          979,081
Haverty Furniture, Inc.                                305,800        6,765,825
Limited, Inc.                                          155,700        5,157,562
                                                                  -------------
                                                                     19,312,530
-------------------------------------------------------------------------------
Specialty Chemicals -- 3.7%
Cambrex Corp.                                          186,200        4,887,750
Engelhard Corp.                                        184,900        3,744,225
Ferro Corp.                                            180,450        4,567,641
French Fragrances, Inc.+                               284,800        4,450,000
ICN Pharmaceuticals, Inc.                                  355           16,219
IMC Global, Inc.                                       116,900        3,521,613
OM Group, Inc.                                          75,800        3,126,750
                                                                  -------------
                                                                     24,314,198
-------------------------------------------------------------------------------
Trucking/Shipping -- 0.4%
Interpool, Inc.                                        183,800        2,653,612
-------------------------------------------------------------------------------
Total Common Stocks Investments -- 96.9%
   (Cost: $477,389,101)                                            $634,014,578
-------------------------------------------------------------------------------
Preferred Stocks Investment -- 0.4%
Chesapeake Energy Corp.
   (Cost: $3,332,119)                                  $67,200        2,864,400
-------------------------------------------------------------------------------
Total Long-Term Investments -- 97.3%
   (Cost: $480,721,220)                                            $636,878,978
-------------------------------------------------------------------------------
Short-Term Investment -- 2.3%                         Principal
                                                       Amount
                                                        (000)
Repurchase Agreement
   Goldman, Sachs & Co., 5.00%
   6/30/98 - 07/01/98, Amount Due -
   $14,973,079 (collateralized by
   $15,304,831 U.S. Treasury Bonds,
   11.75%, Due 11/15/03)
   (Cost $14,971,000)                                   14,971       14,971,000
-------------------------------------------------------------------------------
Total Investments -- 99.6%
   (Cost: $495,692,220)                                           $ 651,849,978
-------------------------------------------------------------------------------
Other Assets, Less Liabilities
Cash                                                                        754
Dividends and Interest Receivable                                       795,558
Receivable for Investments Sold                                      17,035,418
Payable for Pending Capital Transaction                                (154,004)
Payable for Investments Purchased                                   (14,971,000)
-------------------------------------------------------------------------------
Total Other Assets
   Less Liabilities-- 0.4%                                            2,706,726
-------------------------------------------------------------------------------
Net Assets-- 100%                                                 $ 654,556,704
-------------------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
   85,213,598 Accumulation Units at an
   Accumulation Unit Value of $7.6320                               650,348,216
Equity of Prudential Insurance
   Company of America                                                 4,208,488
                                                                  -------------
                                                                  $ 654,556,704
===============================================================================

The following abbreviations are used in portfolio descriptions:

     ADR -- American Depository Receipts

     PLC -- Public Limited Company

+    Non-income producing


                        See Notes to Financial Statements

                         Financial Statements of VCA-10
                       Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
Six Months Ended                                                   June 30, 1998
--------------------------------------------------------------------------------
Investment Income [Note 2B]
  Dividends                                                          $ 3,371,693
  Interest                                                               549,122
--------------------------------------------------------------------------------
Total Income                                                           3,920,815
--------------------------------------------------------------------------------
Expenses [Note 3]
  Fees Charged to Participants for Investment Management Fee             793,807
  Fees Charged to Participants for Administrative Expenses             2,381,177
--------------------------------------------------------------------------------
Total Expenses                                                         3,174,984
--------------------------------------------------------------------------------
Investment Income - Net                                                  745,831
--------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments - Net [Note 2B]
  Realized Gain on Investments - Net                                  43,911,557
  Increase in Unrealized Appreciation on Investments - Net             7,401,091
--------------------------------------------------------------------------------
Net Gain on Investments                                               51,312,648
--------------------------------------------------------------------------------
Net Increase In Net Assets Resulting from Operations                 $52,058,479
================================================================================


                 Statements of Changes in Net Assets (Unaudited)

--------------------------------------------------------------------------------
                                             Six months ended     Year ended
                                               June 30, 1998   December 31, 1997
--------------------------------------------------------------------------------
Operations
  Investment Income - Net                      $     745,831    $   1,287,837
  Realized Gain on Investments - Net              43,911,557      112,053,314
  Increase In Unrealized
   Appreciation on Investments - Net               7,401,091       33,896,685
--------------------------------------------------------------------------------
Net Increase in Net Assets
    Resulting from Operations                     52,058,479      147,237,836
--------------------------------------------------------------------------------
Capital Transactions
  Purchase Payments and Transfers In              60,996,557      130,555,810
  Withdrawals and Transfers Out                  (45,657,230)    (181,876,818)
  Annual Account Charges Deducted from
    Participants' Accounts [Note 3b]                 (73,376)        (125,689)
  Deferred Sales Charge [Note 3c]                     (4,965)         (18,599)
--------------------------------------------------------------------------------
Net Increase (Decrease) In Net Assets
  Resulting from Capital Transactions             15,260,986      (51,465,296)
--------------------------------------------------------------------------------
Net Decrease In Net Assets
  Resulting from Surplus Transfers [Note 6]           (5,007)         (32,895)
--------------------------------------------------------------------------------
Total Increase in Net Assets                      67,314,458       95,739,645
Net Assets
    Beginning of Period                          587,242,246      491,502,601
--------------------------------------------------------------------------------
    End of Period                              $ 654,556,704    $ 587,242,246
================================================================================


                        See Notes to Financial Statements

Notes to Financial Statements of VCA-10 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1:   General

          The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in connection with retirement arrangements made available to their employees (Participants). Its investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-10 are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2:   Summary of Significant Accounting Policies

          A. Securities Valuation

          Equity Securities

          Securities for which the primary market is on an exchange are generally valued at the last sale price on such exchanges as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Committee.

          Fixed Income Securities

          Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

          Short-Term Investments

          Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

Notes to Financial Statements of VCA-10 (Unaudited)
--------------------------------------------------------------------------------

          B. Securities Transactions and Investment Income

          Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

          C. Repurchase Agreements

          Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities is, and during the entire term of the agreement remains, at least equal to the amount of the `loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

          D. Taxes

          The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Notes to Financial Statements of VCA-10 (Unaudited)
--------------------------------------------------------------------------------

NOTE 3:   Charges

       A. Prudential acts as investment manager for VCA-10 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participant's equity in VCA-10, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

       B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

       C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.

Notes to Financial Statements of VCA-10 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4:   Purchases and Sales of Portfolio Securities

          For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $160,679,077 and $135,499,406, respectively.

NOTE 5:   Unit Transactions

          The number of Accumulation Units issued and redeemed for the six months ended June 30, 1998 and the year ended December 31, 1997 is as follows:

                                                    1998                 1997

                  Units issued                    8,284,922           22,249,667
                  Units redeemed                  6,332,655           30,520,771

NOTE 6:   Net Decrease In Net Assets Resulting from Surplus Transfers

          The decrease in net assets resulting from surplus transfers represents the net withdrawals from the equity of Prudential from VCA-10.

NOTE 7:   Related Party Transactions

          For the six months ended June 30, 1998, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $1,692 in brokerage commissions from portfolio transactions executed on behalf of VCA-10. During the six months ended June 30, 1998, Prudential has advised the Account that it received $8,004 in loan origination fees.

NOTE 8:   Participant Loans

          Loans are considered to be withdrawals from the Account from which the loan amount was deducted; however no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

          Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

          For the six months ended June 30, 1998, $1,419,884 in participant loans were withdrawn from VCA-10 and $922,321 of principal and interest was repaid to VCA-10. For the year ended December 31, 1997, $2,202,462 in participant loans was withdrawn from VCA-10 and $1,507,302 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10.

VCA-11 Money Market Account

Performance Summary.

The account returned 2.38% for the six months ended June 30, 1998, compared to 4.71% for the current seven-day yield. Economic troubles in Asia combined with a tighter supply of U.S. Treasury securities kept short-term interest rates in check during the reporting period. The Account was able to take advantage of several yield enhancing opportunities, however. For example, a large inflow of assets in mid-June allowed the Account to take full advantage of a buying opportunity that emerged when quarter-end funding pressures drove short-term rates higher. These purchases lengthened the VCA-11 weighted average maturity
(WAM), which is a measure of a fund's sensitivity to interest rate changes.


================================================================================
Average Annual Returns Through June 30, 1998

                                      Six     One     Three    Five      Ten
                                    Months   Year     Year     Year     Year
--------------------------------------------------------------------------------
  Money Market Account(1)            2.38%   4.86%    4.85%    4.37%    5.19%
--------------------------------------------------------------------------------
  Salomon Brothers T-Bills(2)        2.57%   5.30%    5.36%    4.93%    5.63%
--------------------------------------------------------------------------------
Money Market Account inception date: 8/82.


================================================================================
Money Market Account One-Year Total Return For The Past Ten Years

                               [GRAPHIC OMITTED]


--------------------------------------------------------------------------------
(1) The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but do not include the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values. Past performance cannot guarantee comparable future results.
     Source: Prudential.

     Investment return and principal value of the Account will fluctuate resulting in a value which may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.

     An investment in the Account is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Account will be able to maintain a stable share value of $10.00.

(2) The Salomon Brothers 3-Month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.


================================================================================
Investment Goal

Current income consistent with preservation of capital and liquidity.

Types of Investments

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs); Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

Performance Review.

A Flight To Quality. Asian economic woes continued to deepen during the reporting period. Japan's economy entered into a recession, dragging down other financial markets from Hong Kong to Taiwan.

Skittish investors took their money from these troubled markets and reinvested in U.S. securities and Treasuries. This flight to quality saw the U.S. dollar trade higher against the Japanese yen.

The full effects of the Asian slowdown remain to be seen in the U.S. where signs of economic activity remain mixed. Consumer sentiment appears to remain resilient and companies continue to produce goods and raise inventories.

Some economists believe that the build up of inventories early this year will lead to slower economic growth in the months ahead. Others believe that continued growth in employment may help alleviate the inventory log jam.

Strategy Session.

A Challenging Environment.

Short-term interest rates hovered at low levels throughout much of the reporting period. The Federal Reserve left the target federal funds rate (rate banks charge each other for overnight loans) unchanged at 5.5%. Factors restraining higher interest rates included the Asian economic slowdown and a shrinking supply of U.S. Treasuries as the federal government's borrowing needs fell. Given this challenging environment, our strategy was to take advantage of attractive buying opportunities whenever overdone swings in investor sentiment created them.

For example, investor expectation on further moves by the Federal Reserve Board pushed short-term yields lower in January. Investors believed that the deepening Asian economic crisis would slow the U.S. economy sufficiently enough to force the central bank to ease monetary policy to stimulate growth. However, the continued strength of the American economy plus some "balanced" comments by Federal Reserve Board Chairman Alan Greenspan, abruptly dispelled the notion that the Fed would lower short-term interest rates any time soon. By February, investor sentiment had changed and money market rates moved higher. These are the times when we see opportunity. The key is to be properly positioned to take advantage of them -- and we were. Late in the fourth quarter of 1997 we made term purchases that gave us the flexibility to "sit out" the January market rally and avoid purchases of lower yielding securities. We were also properly positioned in February to take advantage of changing investor sentiment by purchasing one-year term securities at attractive prices and higher yields.

Outlook

PORTFOLIO MANAGER
Robert Browne

Positioning Is Key.

"In the coming months, the U.S. economy will likely slow down due to the problems in Asia and the fallout from the General Motors strike this summer. These developments will probably keep the Federal Reserve from acting on interest rates into the foreseeable future. Unfortunately, a prolonged period of stable short-term rates will limit portfolio opportunities. As a result, the gross yields on all general purpose money funds will most likely continue to flatten -- and opportunities to outperform will become fewer. The Account will continue to selectively position itself when opportunities exist to lock in higher long-term rates."


                                     [PHOTO]

                                PORTFOLIO MANAGER
                                  Robert Browne


================================================================================
Portfolio Composition

                                                                    6/30/98
                                                                    -------
Comm. Paper                                                           35.2%
Floating/Adj. Rate                                                    23.1%
Foreign Bank Oblg.                                                    13.6%
Yankee Comm. Paper                                                    13.5%
Loan Participation                                                     5.1%
Other Corp. Oblg.                                                      4.5%
Bank Hold Co. CP                                                       2.8%
U.S. Bank Oblg.                                                        2.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                         Financial Highlights for VCA-11
                Income and Capital Changes Accumulation Per Unit*
          (For an Accumulation Unit outstanding throughout the period)
                                   (Unaudited)



                                             Six Months
                                                Ended
                                              June 30,                          Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                1998          1997            1996            1995            1994            1993
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                           $  .0700      $  .1353      $  .1281          $  .1313        $  .0912          $.0682
------------------------------------------------------------------------------------------------------------------------------------
Expenses
   For investment management fee               .0030         .0059         .0056             .0054           .0052           .0050
   For administrative expenses not covered
      by the annual account charge             .0091         .0178         .0170             .0160           .0154           .0150
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Unit Value                     .0579         .1116         .1055             .1099           .0706           .0482
------------------------------------------------------------------------------------------------------------------------------------
Unit Value
   Beginning of period                        2.4326        2.3210        2.2155            2.1056          2.0350          1.9868
------------------------------------------------------------------------------------------------------------------------------------
   End of period                            $ 2.4905       $2.4326       $2.3210           $2.2155         $2.1056         $2.0350
------------------------------------------------------------------------------------------------------------------------------------
Ratio Of Expenses To Average Net Assets**        .99%+         .98%          .98%              .99%           1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratio Of Net Investment Income To
   Average Net Assets**                         4.71%+        4.73%         4.57%             5.08%           3.42%           2.40%
------------------------------------------------------------------------------------------------------------------------------------
Number of Units Outstanding
   For Participants at end of period
   (000s omitted)                             53,218        35,757        38,315            34,136          35,448          29,421
------------------------------------------------------------------------------------------------------------------------------------

*    Calculated by accumulating the actual per unit amounts daily.

**   These calculations exclude Prudential's equity in VCA-11.

+    Annualized.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.



                        See Notes to Financial Statements

                         Financial Statements of VCA-11
                   Statement of Net Assets as of June 30, 1998
                                   (Unaudited)

Short-Term                                           Principal
Investments [Note 2]                                   Amount          Value
--------------------------------------------------------------------------------
Commercial Paper -- 54.6%
   American Express
   Credit Corp., 5.50%
      Due 9/30/98                                    1,000,000     $     984,111
   Associates First
   Capital Corp., 5.52%
      Due 8/18/98                                    1,000,000           989,267
   Barton Capital Corp., 5.60%
      Due 7/20/98                                      300,000           297,527
      Due 8/18/98                                    2,509,000         2,489,876
   CIT Group Holdings, 5.56%
      Due 8/5/98                                     1,000,000           993,513
   Caterpillar Inc., 6.00%
      Due 7/6/98                                     6,800,000         6,800,000
   Centric Capital Corp.
      Due 8/21/98, 5.57%                             1,000,000           991,181
      Due 9/29/98, 5.55%                             2,000,000         1,971,942
    Corestates Capital Corp., 5.61%
      Due 8/28/98                                    1,000,000         1,000,000
   Countrywide Home
   Loan, Inc., 5.60%
      Due 8/3/98                                     1,000,000           993,622
   Du Pont De Nemours &
   Co., Inc., 5.60%
      Due 8/13/98                                    1,000,000           993,000
   Eastman Kodak Co., 5.60%
      Due 8/27/98                                    2,032,000         2,012,402
   First Chicago
   Financial Corp., 5.52%
      Due 8/18/98                                    1,000,000           989,113
   First Data Corp., 5.52%
      Due 9/15/98                                    3,000,000         2,959,060
   Ford Motor Credit Co.
      Due 3/16/99, 8.15%                               150,000           152,262
      Due 7/13/98, 5.60%                             4,000,000         3,991,289
      Due 7/16/98, 5.63%                             1,100,000         1,097,076
   General Electric
   Capital Corp., 5.53%
      Due 9/11/98                                    2,100,000         2,071,935
      Due 9/3/98                                     2,800,000         2,766,451
   General Motors
   Acceptance Corp., 5.56%
      Due 8/18/98                                    2,000,000         1,983,011
   General Motors Corp., 5.58%
      Due 7/23/98                                    1,300,000         1,294,157
Goldman Sachs
Group LP., 5.75%#
    Due 6/4/01                                       3,800,000         3,800,000
J.P. Morgan and  Co., 5.52%
   Due 9/10/98                                       1,800,000         1,776,540
Liquid Asset Backed
Securites Trust Series, 5.67%#
   Due 12/22/98                                        950,213           950,213
   Due 2/26/99                                         852,938           852,938
Martin Marietta
Material, 5.58%
   Due 8/6/98                                        6,000,000         5,959,390
Mont Blanc
Capital Corp., 5.60%
   Due 8/27/98                                       1,000,000           990,356
Monte Rosa Capital Corp., 5.6%
    Due 8/25/98                                      1,000,000           990,667
Norwest Corp., 5.57%
    Due 7/23/98                                      2,000,000         1,991,336
Old Line Funding Corp., 5.60%
    Due 8/6/98                                       1,000,000           993,311
Restructuring
Asset Security, 5.69%
     Due 3/31/99                                     1,000,000         1,000,000
Salomon Smith Barney
     Due 8/24/98, 5.55%                              2,000,000         1,980,575
     Due 9/17/98, 5.53%                              1,000,000           986,943
Short Term Repackaged
 Asset Trust, 5.68%#
  Due 12/15/98                                       1,000,000         1,000,000
SMM  Trust Notes, 5.66%#
     Due 12/14/98                                    2,000,000         2,000,000
Special Purpose Account
Receivable Coop Corp.
     Due 8/27/98, 5.66%#                             1,000,000           990,881
Strategic Money
 Market Trust
  Due 12/16/98, 5.69%#                               1,000,000         1,000,000
  Due 3/5/99, 5.66%#                                 1,000,000         1,000,000
Thunder Bay Funding, 5.70%
   Due 7/9/98                                          531,000           529,571
UBS Finance Delaware, 5.53%
   Due 8/10/98                                       2,000,000         1,983,410
Windmill Funding Corp., 5.60%
   Due 7/27/98                                       1,679,000         1,670,642


                        See Notes to Financial Statements

                         Financial Statements of VCA-11
                   Statement of Net Assets as of June 30, 1998
                                   (Unaudited)

Short-Term                                           Principal
Investments [Note 2]                                   Amount          Value
--------------------------------------------------------------------------------
    Wood Street Funding Corp.
      Due 8/28/98, 5.60%                         $   1,473,000     $   1,459,481
   Morgan Stanley
   Dean Witter Discover, 5.86%
      Due 11/16/98                                   2,000,000         2,000,000
                                                                   -------------
                                                                      73,727,049
--------------------------------------------------------------------------------
Other Corporate Debt -- U.S. -- 9.8%
   (Medium Term Notes, Corporate Bonds)
   Associates Corp. of North America,
      8.35% Medium Term Note,
      Due 12/22/98                                   1,000,000         1,012,118
   Associates Corp. of North America,
      8.80% Corporate Bond,
      Due 8/1/98                                       470,000           471,075
   Chase Manhattan Corp.,
       5.67% Medium Term Note,
       Due 10/15/98                                  1,000,000         1,000,114
   Ford Motor Credit,
     5.63% Corporate Bond,
     Due 7/15/98                                       473,000           471,816
     Due 1/15/99                                     1,000,000           999,890
   General Electric Capital Corp.
     8.13% Medium Term Note,
     Due 2/1/99                                      1,400,000         1,420,058
   International Lease
   Finance Corp.
     7.50% Corporate Bond,
     Due 3/1/99                                        500,000           505,631
   International Lease
   Finance Corp.
     5.99% Medium Term Note,
     Due 1/15/99                                     1,500,000         1,503,012
   Merrill Lynch & Co., Inc.
       5.61% Medium Term Note,
       Due 10/8/98                                   3,000,000         2,999,920
   UBS Finance Delaware,
      6.20% Medium Term Note,
      Due 10/1/98                                    2,800,000         2,802,439
                                                                   -------------
                                                                      13,186,073
--------------------------------------------------------------------------------
Other Bank Related Instruments -- U.S. -- 7.7%
   (Bank Notes, Certificates of Deposit)
  American Express
  Centurion Bank
     5.71% Bank Note,
     Due 8/21/98                                     1,500,000         1,500,207
   Bank of New York,
      5.75% Bank Note,
      Due 5/14/99                                    2,000,000         2,000,479
   FCC National Bank,
      5.54% Bank Note,
      Due 7/2/98                                       975,000           974,998
   First USA Bank,
      5.99% Bank Note,
      Due 9/9/98                                     2,000,000         2,001,397
   KeyBank
   National Association,
      5.65% Bank Note,
      Due 1/13/99                                    1,000,000         1,000,300
   Morgan Guaranty
   Trust Co., 5.80%
      Due 7/28/98                                    1,000,000           999,932
   US Bank, N.A.,
      5.55% Bank Note,
      Due 12/4/98                                    2,000,000         1,999,579
                                                                   -------------
                                                                      10,476,892
--------------------------------------------------------------------------------
Certificate of Deposit -- Foreign -- 2.6%
   Canadian Imperial
   Bank of Commerce
      Due 10/6/98, 5.79%                             2,500,000         2,498,935
      Due 2/10/99, 5.55%                             1,000,000           999,706
                                                                   -------------
                                                                       3,498,641
--------------------------------------------------------------------------------
Commercial Paper -- Yankee -- 11.9%
   American Honda
   Finance Corp.
      Due 9/11/98, 5.55%                             2,500,000         2,469,167
      Due 7/16/98, 5.90%                             4,000,000         3,988,856
   Bradford & Bingley
   Building Society, 5.52%
      Due 4/3/98                                     2,000,000         1,971,480
   BBL North America Inc., 5.53%
      Due 8/25/98                                    1,700,000         1,681,720
   Commerzbank U.S.
   Finance Inc., 5.53%
      Due 8/26/98                                    1,000,000           989,401
   Ing America Insurance
   Holdings Inc., 5.54%
      Due 8/12/98                                    2,000,000         1,972,608
   Nordbanken North
   America Inc., 5.52%
      Due 8/4/98                                     1,000,000           991,260


                        See Notes to Financial Statements

                         Financial Statements of VCA-11
                   Statement of Net Assets as of June 30, 1998
                                   (Unaudited)

Short-Term                                           Principal
Investments [Note 2]                                   Amount          Value
-------------------------------------------------------------------------------
   Nordbanken North
   America Inc., 5.52%
      Due 9/18/98                                $   1,000,000    $     985,740
   Svenska Hande Ibanken Inc.
     Due 8/10/98, 5.53%                              1,000,000          990,937
                                                                  -------------
                                                                     16,041,169
-------------------------------------------------------------------------------
Certificate of Deposit -- Yankee -- 12.6%
   Abbey National
   Treasury Services, 5.95%
      Due 10/21/98                                   4,000,000        3,999,906
   Barclays Bank PLC., 5.52%
      Due 6/2/99                                     2,000,000        1,998,545
   Bayerische Hypotheken, 5.59%
      Due 9/8/98                                     2,000,000        1,999,964
   Credit Agricole Indosuez, 5.95%
      Due 10/21/98                                   1,000,000          999,853
   Deutsche Bank
      Due 3/3/99, 5.66%                              1,000,000          999,678
      Due 2/26/99, 5.63%                             2,000,000        1,998,866
   Societe Generale, 5.78%
       Due 9/11/98                                   1,000,000          999,914
   Bayerische Landesbank
   Girozentrale, 5.55%
       Due 6/30/99                                   2,000,000        1,998,404
    Swiss Bank Corp, 5.74%
       Due 6/11/99                                   2,000,000        1,998,914
                                                                  -------------
                                                                     16,994,044
--------------------------------------------------------------------------------
Total Short-Term Investments -- 99.2%
  (Cost: $133,923,868)                                              133,923,868
-------------------------------------------------------------------------------
Other Assets, Less Liabilities
Cash                                                                        968
Payable for Pending Capital Transaction                                (580,962)
Interest Receivable                                                     791,623
Payable for Investments Purchased                                    (8,910,580)
Receivable for Securities Sold                                        9,828,947)
-------------------------------------------------------------------------------
Total Other Assets Less Liabilities-- 0.8%                            1,129,996
-------------------------------------------------------------------------------
Net Assets-- 100%                                                   135,053,864
-------------------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
   53,217,753 Accumulation Units at an
   Accumulation Unit Value of $2.4905                               132,538,122
Equity of Prudential Insurance
   Company of America                                                 2,515,742
                                                                  -------------
                                                                  $ 135,053,864
================================================================================
#Indicates a variable rate security. Rate shown is rate in effect at June 30, 1998.


                        See Notes to Financial Statements

                         Financial Statements of VCA-11
                       Statement of Operations (Unaudited)

-------------------------------------------------------------------------------------------
Six Months Ended                                                              June 30, 1998
-------------------------------------------------------------------------------------------
Investment Income [Note 2]
   Interest                                                                      $2,744,368
-------------------------------------------------------------------------------------------
Expenses [Note 3]
   Fees Charged to Participants for Investment Management Services                  116,409
   Fees Charged to Participants for Administrative Expenses                         349,226
-------------------------------------------------------------------------------------------
Total Expenses                                                                      465,635
-------------------------------------------------------------------------------------------
Net Investment Income and Net Increase In Net Assets Resulting from Operations   $2,278,733
===========================================================================================


                 Statements of Changes in Net Assets (Unaudited)

-----------------------------------------------------------------------------------------------
                                                          Six months ended       Year ended
                                                           June 30, 1998      December 31, 1997
-----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations       $   2,278,733        $   4,315,890
-----------------------------------------------------------------------------------------------
Capital Transactions
   Purchase Payments and Transfers In [Note 6 and 7]         114,849,644          151,277,326
   Withdrawals and Transfers Out [Note 6 and 7]              (71,241,559)        (157,195,054)
   Annual Account Charges Deducted from
      Participants' Accounts [Note 4]                             (1,953)             (58,601)
   Deferred Sales Charge [Note 5]                                 (1,714)              (8,370)
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) In Net Assets
   Resulting from Capital Transactions                        43,604,418           (5,984,699)
-----------------------------------------------------------------------------------------------
Total Increase/(Decrease) in                                  45,883,151           (1,668,809)
   Net Assets
      Beginning of Period                                     89,170,713           90,839,522
-----------------------------------------------------------------------------------------------
      End of Period                                        $ 135,053,864        $  89,170,713
===============================================================================================


                        See Notes to Financial Statements

Notes to Financial Statements of VCA-11 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1:   General

          The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). Its investments are primarily composed of short-term securities. All contractual and other obligations arising under contracts participating in VCA-11 (the "Contracts") are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2:   Summary of Significant Accounting Policies

          A.   Valuation of Short-Term Investments

          Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

          B.   Income Recognition

          Security transactions are recorded on trade date. Interest income is accrued daily. Income on investments is allocated to the Participants and Prudential on a daily basis in proportion to their respective equities in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

          C.   Taxes

          The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3:   Expenses

          Prudential acts as investment manager for VCA-11 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participants' equity in VCA-11, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

Notes to Financial Statements of VCA-11 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4:   Annual Account Charge

          An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

NOTE 5:   Deferred Sales Charge

          A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it.

NOTE 6:   Unit Transactions

          The number of Units issued and redeemed for the six months ended June 30, 1998 and the year ended December 31, 1997 is as follows:

                                           1998                    1997
          ----------------------------------------------------------------------
          Units issued                   46,404,440             63,669,685
          ----------------------------------------------------------------------
          Units redeemed                 28,943,601             66,228,235
          ----------------------------------------------------------------------

Notes to Financial Statements of VCA-11 (Unaudited)
--------------------------------------------------------------------------------

NOTE 7:   Participant Loans

          Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

          Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

          For the six months ended June 30, 1998, $314,563 in participant loans was withdrawn from VCA-11 and $125,383 of principal and interest was repaid to VCA-11. For the year ended December 31, 1997, $553,894 in participant loans were withdrawn from VCA-11 and $330,318 of principal and interest was repaid. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the six months ended June 30, 1998, Prudential has advised the Account that it received $3,618 in loan origination fees. For the year ended December 31,1997, Prudential has advised the account that it received $5,456 in loan origination fees.

                        The Prudential Series Fund, Inc.

The following pages represent information on The Prudential Series Fund, Inc. Portfolios. Returns are at the Portfolio level, not at the Subaccount level. VCA-24 Subaccount returns are located on the inside front cover of this report.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant's behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts' or Portfolios' objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund, Inc., which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Prudential

     Diversified Bond Portfolio

Performance Summary.

Investors fleeing deteriorating economic conditions in Asia purchased U.S. Treasuries, which are considered to be among the world's safest investments. We increased your Portfolio's exposure to Treasuries and cut back on long-term bonds of domestic companies and emerging market governments and corporations. As a result, the Portfolio's six-month return of 4.44% was greater than the 4.15% gain of the Lipper (VIP) Corporate Debt Average.

Besides the larger allocation to Treasuries, the surge in mergers and acquisitions in the U.S. also boosted Portfolio returns. Several of our bonds rallied after the announcement of key acquisitions in the cable television and technology sectors.

================================================================================
Average Annual Returns Through June 30, 1998

                                      Six     One      Three    Five      Ten
                                     Months   Year     Years    Years    Years
--------------------------------------------------------------------------------
Diversified Bond Portfolio (1)        4.44%    8.91%    8.43%   7.27%    9.18%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. BBB Avg.(2)        4.15%   11.14%    8.25%   7.13%    8.96%
--------------------------------------------------------------------------------
Lehman Aggregate Index(3)             3.93%   10.54%    7.88%   6.88%    9.07%
--------------------------------------------------------------------------------
Diversified Bond Portfolio inception date: 5/13/83.


================================================================================
$10,000 Invested Over Ten Years

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             <<PLOT POINTS TO COME>>



--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Corporate BBB Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman Aggregate Index (LAI) is comprised of over 5,000 government and corporate bonds. The LAI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


Low Risk                 FIXED INCOME
                         Balanced
                         High Yield Bond
                         Diversified Stock
High Risk                Specialized


Investment Goal

High level of income over the long term while providing reasonable safety of capital.

Types of Investments

U.S. government securities, mortgage backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

Investment Style

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

Performance Review.

Spotlight on Asia. Unsettled economic conditions in Asia dominated the fixed-income markets during the past six months.

The failure of Hong Kong's largest investment bank and a tumbling Japanese yen were two of the developments that bolstered the appeal of U.S. government securities. Therefore, increasing the Portfolio's holdings of Treasuries worked well.

We own debt securities from the cities of Moscow and St. Petersburg in Russia. Mounting economic problems in Russia pressured the nation's currency, stocks and bonds. However, the short-term maturities of our Russian assets limited their price declines.

Strategy Session.

No Quick Fix for Asia. Some investors hoped for an early resolution to the Asian economic crisis. Confidence was so high that $4 billion of South Korean government bonds sold in April met with strong investor demand and Asian debt rallied. We took advantage of this trend to reduce the Portfolio's emerging markets bond holdings.

Investors eventually realized there would be no quick fix for the Asian crisis. The Japanese economy is in recession, casting doubt on regional prospects for recovery anytime soon. In June, the Japanese yen tumbled to an eight-year low against the U.S. dollar, boosting demand for dollar-denominated assets. Not surprisingly, Treasuries maturing in 20 years or more gained 6.72% over the past half-year, as reported by Lehman Brothers. Treasuries climbed to about 21% of our total investments as of June 30 from 2.0% on December 31, 1997.

Demand Drives Down Yields. Surging demand drove 30-year Treasury bond prices higher, while the yield fell in June to its lowest level since 1977. With yields hovering near rock bottom, investment-grade corporate bond issuance soared to $155.9 billion over the past six months, according to Lehman Brothers. This flood of debt met with tepid demand in late spring, particularly for longer-term bonds. Fortunately, we had shifted away from this sector toward short- and intermediate-term corporate bonds. Our Tele-Communications Inc. bonds rallied after AT&T announced plans to buy the company, and we sold Digital Equipment bonds at a profit to Compaq Computer, which acquired Digital.

Outlook

PORTFOLIO MANAGER
Barbara Kenworthy

Caution Is a Virtue.

"We plan to stick with a more cautious approach to investing for the remainder of the year. We now hold fewer higher-risk assets such as junk bonds and emerging markets debt. Our shift toward short- and intermediate-term corporate bonds is yet another example of protecting the Portfolio, since prices of longer-term bonds would suffer the largest declines if fixed-income markets turned lower.

"We are keeping a close watch on issuance of junk bonds and investment-grade corporate bonds, which are on track to break new records in 1998. On the one hand, this big supply will likely provide great buying opportunities. On the other hand, the difference between yields on Treasuries and comparable high yield or junk bonds and investment-grade corporate bonds could increase significantly if investors balk at purchasing new bonds in the second half of the year. Treasuries could probably perform better than both junk bonds and investment-grade corporates in a bond market rally."


                                PORTFOLIO MANAGER

                                    [PHOTO]
                                Barbara Kenworthy



================================================================================
Portfolio Composition
                                                             as of 6/30/98
                                                             -------------
U.S. Corporates                                                   63.9%
U.S. Treasuries                                                   20.6%
Foreign (U.S. $)                                                   7.5%
Asset-backed                                                       1.4%
Mortgages                                                          1.0%
U.S. Government Agencies                                           0.8%
Cash                                                               4.8%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.


================================================================================
Credit Quality
                                                             as of 6/30/98
                                                             -------------
U.S. Government                                                   21.7%
AAA                                                                2.5%
AA                                                                 3.1%
A                                                                 16.9%
BBB                                                               37.8%
BB                                                                13.0%
B                                                                  1.5%
Cash                                                               3.5%

Average Credit Quality                                                A
Duration                                                      5.7 years
Average Maturity                                             10.8 years
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential

     Government Income Portfolio

Performance Summary.

Worsening economic conditions in Asia enhanced the safe-haven appeal of U.S. government securities, which rallied during the past six months and consequently enhanced your Portfolio's performance.

For the six-month reporting period, your Portfolio returned 3.94%, which was greater than the 3.68% posted by similar portfolios measured by the Lipper (VIP) General U.S. Government Average. The Portfolio's attractive performance was a result of a combination of U.S. Treasuries and federal government agency securities.

The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage-backed bonds entail additional prepayment and extension risk.


================================================================================
Average Annual Returns Through June 30, 1998

                                          Six      One     Three    Five        Since
                                         Months    Year    Years    Years    Inception*
---------------------------------------------------------------------------------------
Government Income Portfolio(1)            3.94%   11.07%    7.53%   6.38%       8.81%
---------------------------------------------------------------------------------------
Lipper (VIP) Gen. U.S. Gov't. Avg.(2)     3.68%    9.76%    6.99%   6.01%       8.63%
---------------------------------------------------------------------------------------
Lehman Gov't. Index(3)                    4.18%   11.25%    7.68%   6.66%       9.03%
---------------------------------------------------------------------------------------

Government Income Portfolio inception date: 5/1/89.


================================================================================
$10,000 Invested Since Inception*



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             <<PLOT POINTS TO COME>>



--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/89.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) General U.S. Government Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman Government Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Low Risk                 FIXED INCOME
                         Balanced
                         High Yield Bond
                         Diversified Stock
High Risk                Specialized


Investment Goal

High level of income over the long term consistent with the preservation of capital.

Types of Investments

Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds and foreign government securities.

Investment Style

This Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.

Performance Review.

Spotlight on Asia. Economic developments in Asia dominated fixed-income markets during the past six months. The Japanese economy was in recession. Hong Kong's largest investment bank failed. The Japanese yen continued to tumble and prospects for a turnaround anytime soon appeared remote.

Because of these developments and others, skittish investors fled Asian financial markets and sought a financial "safe haven" in U.S. government securities. Therefore, emphasizing U.S. government securities in the Portfolio at the expense of other sectors of the bond market, such as mortgage-backed and asset-backed securities, seemed to be a wise choice to us.

Strategy Session.

Flight to Quality. Investors who had hoped for an early resolution to the deepening Asian economic crisis were disappointed as matters worsened with the Japanese recession. Meanwhile, the U.S. economy enjoyed solid economic growth and tame inflation. This contrast between Asia and the U.S. heightened interest in Treasuries as a safe-haven investment. When the Japanese yen slumped and Asian financial markets tumbled in June, Treasuries rallied, sending the 30-year bond yield to its lowest level since 1977. We lengthened the Portfolio's duration (a measure of sensitivity to interest rate fluctuations) by selling shorter-term Treasuries for longer-term Treasuries. This strategy allowed the Portfolio's net asset value to increase more rapidly. Treasuries comprised as much as 41% of its total investments during the period.

The flight-to-quality buying also buoyed federal government agency securities. We increased agency securities to 37% of total investments as of June 30, 1998, from 28% on December 31, 1997, because they provide incremental yield over Treasuries. Then too, both Treasuries and agency securities are not subject to prepayments, which plagued the mortgage-backed market. Prepayments occurred when mortgage-backed securities were retired early because falling interest rates caused homeowners to refinance the underlying mortgages. As a result, investors in mortgage-backed securities were forced to reinvest their money at lower interest rates. With this in mind, investors were reluctant to bid up prices of mortgage-backed securities. Fortunately, we cut this sector to 14% of total investments as of June 30 from 25% on December 31.

Outlook

PORTFOLIO MANAGER
Barbara Kenworthy

Monetary Policy Seen on Hold.

"We expect the Federal Reserve to leave monetary policy unchanged for the remainder of the year. Concerns about mounting wage pressures and potentially higher commodity prices are offset by the fact that economic growth is bound to slow in the U.S. because of the crisis in Asia. Furthermore, a federal funds rate increase would probably prove devastating for Asian financial markets as money shifted to the U.S. from Asia.

"If monetary policy remains unchanged and the U.S. Treasury continues to pay off debt as the federal budget deficit shrinks, we believe Treasuries could rally even further, particularly if the U.S. dollar strengthens versus the Japanese yen. After all, it is by no means certain that Japanese leaders will enact the necessary banking sector reforms or cut taxes enough to inspire confidence in the nation's currency. We see the 30-year Treasury bond yield hovering in a trading range of 5.00% to 6.00%."


                                PORTFOLIO MANAGER

                                    [PHOTO]
                                Barbara Kenworthy


================================================================================
Portfolio Composition
                                                             as of 6/30/98
                                                             -------------
U.S. Treasuries                                                   38.8%
U.S. Government Agencies                                          37.3%
Mortgages                                                         14.3%
Asset-backed                                                       4.1%
CMOs                                                               2.4%
U.S. Corporates                                                    1.9%
Cash                                                               1.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.


================================================================================
Credit Quality
                                                             as of 6/30/98
                                                             -------------
U.S. Government Agencies                                          76.1%
AAA                                                               20.2%
AA                                                                 2.5%
Cash                                                               1.2%

Average Credit Quality                                              AAA
Duration                                                      5.6 years
Average Maturity                                              8.7 years

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential

     Conservative Balanced Portfolio

Performance Summary.

Your Portfolio returned 8.02% for the first half of 1998, between the 17.72% return on U.S. stocks and the 4.17% returned by Gov't./Corp. bonds.

Your Portfolio -- which invests in a conservative mix of stocks, bonds and money market securities -- returned less than the average Flexible (VIP) Portfolio tracked by Lipper Analytical Services, because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation.

================================================================================
Average Annual Returns Through June 30, 1998

                                        Six      One     Three      Five     Ten
                                       Months    Year    Years      Years    Years
-----------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)      8.02%   13.69%   13.80%     10.77%   11.14%
-----------------------------------------------------------------------------------
Lipper (VIP) Balanced Avg.(2)           9.61%   18.20%   17.15%     13.38%   12.14%
-----------------------------------------------------------------------------------
S&P 500(3)                             17.72%   30.17%   30.23%     23.06%   18.54%
-----------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)       4.17%   11.28%    7.86%      6.88%    9.10%
-----------------------------------------------------------------------------------

Conservative Balanced Portfolio inception date: 5/13/83.


================================================================================
$10,000 Invested Over Ten Years



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             <<PLOT POINTS TO COME>>



--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Low Risk                 Fixed Income
                         BALANCED
                         High Yield Bond
                         Diversified Stock
High Risk                Specialized


Investment Goal

Favorable total return consistent with a more conservatively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

Performance Review.

Defensive Positioning. We began the year with part of our stock allocation in growth stocks, which moved up sharply through the second quarter, contributing to a strong overall stock contribution. However, we reduced our exposure to these growth stocks with the aim of improving the stability of our return over the long run. Our gains slowed with the overall slowing of the market. Our value stocks, which included some mid-size and smaller firms, were generally out of favor through the half-year. The inexpensive industrials that were one focus of our value holdings remained unpopular, although the consumer stocks that were another focus did provide a strong return.

The Portfolio's bond holdings outpaced the broader bond market, aided by good credit selection and a rebound in the value of depressed bonds in emerging markets.

Strategy Session.

We Increased Stocks. Although we viewed the equity market as somewhat overvalued, we believed our stock selection sufficiently conservative that we allowed our equity allocation to hover near, or slightly above, our normal level. Our stock holdings are currently close to 40% of our assets.

Aided by a sizable exposure to outperforming growth stocks, the Portfolio's stock holdings performed better than the S&P 500. In the second quarter, we invested a sizable portion of the Portfolio's stock holdings into a portfolio designed to mimic the performance and risk characteristics of the S&P 500 Index. We expect that this change should bring greater stability to overall Portfolio performance.

The remaining portion is invested in stocks we believe to be less expensive than the average stock in relation to their potential earnings. Historically, such value stocks have had less room to decline in falling stock markets.

We began the period with a focus on corporate and foreign bonds, which enhanced the return of our bond portfolio early in the period. We had substantially reduced our holdings when the market turned against them in June. Looking forward, our bond holdings modestly overrepresent corporate bonds.

Outlook

PORTFOLIO MANAGER
Mark Stumpp

Why Employ a Passively Managed Core Equity Portfolio?

"We believe that investors expect a balanced fund to provide a broad exposure to investments in several asset classes. With that in mind, we have invested about one-half of our stock allocation in a core holding that is designed to closely track the performance of the S&P 500. In our opinion, this should increase the diversification of the overall equity portfolio and offer an opportunity to reduce the overall volatility of Portfolio return. By combining a broadly diversified core holding with an actively managed portfolio, investors should expect to participate in the overall stock market, and yet will retain the ability to outperform through active management."


                               PORTFOLIO MANAGERS

                                    [PHOTO]
                                   Mark Stumpp


     [PHOTO]                                                         [PHOTO]
 Warren E. Spitz                                                 Tony Rodriguez


================================================================================
Portfolio Composition
                                                             as of 6/30/98
                                                             -------------
Bonds                                                             57.4%
Stocks                                                            36.3%
Money Market                                                       6.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.


================================================================================
Top Sectors - Stocks
                                                             as of 6/30/98
                                                             -------------
Drugs & Medical Supplies                                           3.2%
Telecommunications                                                 2.7%
Banks and Savings & Loans                                          2.5%
Oil & Gas                                                          2.2%
Retail                                                             2.2%


Top Sectors - Bonds
                                                             as of 6/30/98
                                                             -------------
Financial                                                         15.6%
U.S. Treasuries                                                   10.4%
Banks and Savings & Loans                                          4.7%
Airlines                                                           3.6%
Retail                                                             3.6%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential

     Flexible Managed Portfolio

Performance Summary.

The stock market had a strong, although uncertain, half-year. Your Portfolio -- which invests in a mix of stocks, bonds and money market securities -- returned 9.58% for the first half of 1998, between the 17.72% return on U.S. stocks and the 4.17% returned by Gov't./Corp. bonds. Its returns were about the average of Flexible (VIP) Portfolios tracked by Lipper Analytical Services.

================================================================================
Average Annual Returns Through June 30, 1998

                                     Six     One     Three      Five      Ten
                                   Months    Year    Years      Years    Years
--------------------------------------------------------------------------------
Flexible Managed Portfolio(1)       9.58%   17.38%   17.58%    13.38%   13.28%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.(2)       9.73%   18.12%   17.81%    13.91%   13.26%
--------------------------------------------------------------------------------
S&P 500(3)                         17.72%   30.17%   30.23%    23.06%   18.54%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)   4.17%   11.28%    7.86%     6.88%    9.10%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.


================================================================================
$10,000 Invested Over Ten Years



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             <<PLOT POINTS TO COME>>



--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Low Risk                 Fixed Income
                         BALANCED
                         High Yield Bond
                         Diversified Stock
High Risk                Specialized


Investment Goal

High total return consistent with a more aggressively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

Performance Review.

Not Joining the Chase. Our bond holdings and our core stock holdings performed well over the half-year. Aided by an exposure to growth stocks in the first quarter, the Portfolio's stock holdings performed better than the S&P 500.

However, the contribution of our stocks was constrained by the generally weak performance of any but large-company growth stocks and by our holdings of industrial companies. The return of the overall stock market was concentrated in a few very large companies. As investors focused on these stocks, their prices rose to unusual levels in comparison with their earnings.

Throughout the six months, we had a substantial portion of our stock allocation invested in a price-sensitive manner that avoided such companies.

Strategy Session.

Seeking Greater Stability. In the second quarter, we invested a sizable portion of the Portfolio's stock holdings into a portfolio designed to mimic the performance and risk characteristics of the S&P 500 Index. We expect that this change should bring greater stability to overall Portfolio performance.

The remaining portion is invested in stocks we believe to be less expensive than the average stock in relation to their potential earnings. Historically, such value stocks have had less room to decline in falling stock markets.

Although we have maintained a slight underweighting in stocks, we have been buying on market dips and selling into strength. We remain concerned about the prospects for U.S. corporate profits as the Southeast Asian financial crisis begins to hit export-oriented business. Stock analysts have significantly reduced estimates for 1998 corporate earnings and, if current trends persist, corporations will end the year with earnings only slightly ahead of last year's levels.

We began the period with a focus on corporate and foreign bonds, which enhanced the return of our bond portfolio early in the period. We had substantially reduced our holdings when the market turned against them in June. Looking forward, our bond holdings modestly overrepresent corporate bonds.

Outlook

PORTFOLIO MANAGER
Mark Stumpp

Why Index?

"We believe that investors turn to a balanced fund primarily for consistency of returns. With that in mind, we have invested part of our stock allocation in a core holding that is designed to mimic the performance of the S&P 500. Although growth stocks have had a strong half-year, their performance has been concentrated in the gains of a few market leaders. Should the earnings of these companies stumble, a growth portfolio would be vulnerable. We expect the S&P 500 as a whole to offer more consistent growth in the long run. We believe that taking that as a target for our core holdings is a conservative strategy well suited to balanced fund investors."


                               PORTFOLIO MANAGERS

                                    [PHOTO]
                                   Mark Stumpp


     [PHOTO]                                                         [PHOTO]
 Warren E. Spitz                                                 Tony Rodriguez


================================================================================
Portfolio Composition
                                                              as of 6/30/98
                                                              -------------
Stocks                                                                51.8%
Bonds                                                                 42.3%
Money Market                                                           5.9%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.


================================================================================
Top Sectors - Stocks
                                                             as of 6/30/98
                                                             -------------
Retail                                                             3.5%
Financial Services                                                 3.4%
Telecommunications                                                 3.0%
Oil & Gas                                                          2.9%
Drugs & Medical Supplies                                           2.9%

Top Sectors - Bonds
                                                             as of 6/30/98
                                                             -------------
U.S. Gov't                                                         7.9%
Financial                                                          4.7%
Investment Banking                                                 3.9%
Banks and Savings & Loans                                          3.8%
Airlines                                                           2.4%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential

     Stock Index Portfolio

Performance Summary.

Your Portfolio finished the first half of 1998 with a return of 17.48%. The market began to rise rapidly the second week in January and continued into March. Renewed concerns about the impact of the Asian economic slowdown suspended the climb until the last two weeks in June, after companies that were going to announce lower second-quarter earnings were likely to have done so.

The U.S. economy rose briskly in the first quarter, but borrowed some of that growth from the second quarter in the form of higher inventory levels. As we go to press, there are indications that the economy slowed in the second quarter. Stock market advances were concentrated among the 50 largest companies.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500.


================================================================================
Average Annual Returns Through June 30, 1998

                                     Six      One     Three      Five      Ten
                                   Months    Year     Years      Years    Years
--------------------------------------------------------------------------------
Stock Index Portfolio(1)            17.48%   29.70%   29.76%    22.65%   18.08%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.(2)  17.42%   29.59%   29.69%    22.52%   17.93%
--------------------------------------------------------------------------------
S&P 500(3)                          17.72%   30.17%   30.23%    23.06%   18.54%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.


================================================================================
$10,000 Invested Over Ten Years



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             <<PLOT POINTS TO COME>>



--------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.


================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Low Risk                 Fixed Income
                         Balanced
                         High Yield Bond
                         DIVERSIFIED STOCK
High Risk                Specialized


Investment Goal

Seeks results that correspond to the price and yield performance of the S&P 500 Index.(3)

Types of Investments Primarily stocks in the S&P 500 Index.

Investment Style

This Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. This Portfolio thus tends to reflect the general trends of the overall U.S. equity market.


================================================================================
S&P 500 Index--Total Return by Sector

                                                                        YTD 1998
                                                                        --------

Consumer Cyclicals                                                         35.2%
Technology                                                                 28.2%
Consumer Growth                                                            17.3%
Finance                                                                    16.5%
Industrials                                                                12.0%
Utilities                                                                  10.9%
Energy                                                                      4.5%

S&P 500 Index                                                              17.7%
--------------------------------------------------------------------------------
Source: Prudential Investments.

Performance Review.

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Consumer Cyclicals Led the Way. The market was led by the stocks of companies selling products that consumers buy more of when the economy is growing. These consumer cyclicals, notably auto manufacturers and retailers, gained 35% in the half-year. Technology stocks rose 28%, marking the second highest return. Computer software companies and communications equipment manufacturers performed particularly well, while the stocks of Dell, Apple, Lucent and Unisys led the market, more than doubling in six months.

Consumer Growth Stocks Were Impressive. The sectors in the middle of the pack also showed impressive returns. Consumer growth and staples stocks, such as restaurants, cosmetics and pharmaceuticals, averaged a 17% return, while financials turned in a 16% gain. Whereas companies selling to consumers had strong stock performance, the industrial companies --particularly railroads, metals, specialty chemicals and forest products -- had a very weak second quarter, actually declining in price on average. Nonetheless, the sector produced a 12% gain for the half-year, because the market rose rapidly when it was rising. The utilities sector, which also had a negative second quarter, recorded an 11% gain for the half-year, an excellent return compared with historical averages.

Energy Stocks Were Weak. The energy sector brought up the rear for the first six months of 1998, with almost a 5% gain. Weakened demand because of the Asian economic slowdown and a warm North American winter combined with growing supplies to provide a very poor environment for energy companies.

Outlook

PORTFOLIO MANAGER
John W. Moschberger

Keep Your Expectations Realistic.

"In economic uncertainty, investors from around the world find relative stability in the U.S. S&P 500. Although earnings of these companies have been growing over the past few years, demand for their stocks has driven share prices up even faster. Our Stock Index Portfolio is one way to own a cross-section of U.S. industries, but we do not believe that stock prices can outpace earnings growth indefinitely. Moreover, earnings growth has slowed and earnings even have declined in some industries. Despite recent history, investors should not expect double-digit half-years for stock price growth as a matter of course."


                                PORTFOLIO MANAGER

                                    [PHOTO]
                               John W. Moschberger



================================================================================
S&P 500 Index Composition
                                                             as of 6/30/98
                                                             -------------
Financial                                                         17.8%
Consumer Staples                                                  15.0%
Technology                                                        15.0%
Health Care                                                       11.7%
Consumer Cyclicals                                                 9.6%
Capital Goods                                                      8.5%
Energy                                                             7.3%
Communications Services                                            6.8%
Basic Materials                                                    4.1%
Utilities                                                          3.1%
Transportation                                                     1.1%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.


================================================================================
Top Ten Holdings
                                                             as of 6/30/98
                                                             -------------
General Electric Capital Corp.                                     3.2%
Microsoft Corp.                                                    2.9%
Coca-Cola                                                          2.3%
Exxon Corp.                                                        1.9%
Merck & Co.                                                        1.7%
Pfizer, Inc.                                                       1.5%
Wal-Mart Stores                                                    1.5%
Intel Corp.                                                        1.3%
Procter & Gamble Co.                                               1.3%
Royal Dutch Petroleum                                              1.3%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential

     Equity Portfolio

Performance Summary.

Your Portfolio returned 12.47% in the first half of 1998, trailing the Lipper
(VIP) Growth Fund Average of 16.23% for the period.

Stock market performance for some time now has been concentrated in the stocks of a few very large growth companies. These stocks have been too expensive for our value style of investing.

While our large weighting in financial services and HMOs helped performance, our holdings of industrials, smaller electronics companies and tobacco companies have hurt it. Our large cash position has also reduced performance as stocks continued to produce returns well above historic averages.

================================================================================
Average Annual Returns Through June 30, 1998

                                    Six      One      Three      Five     Ten
                                   Months    Year     Years      Years    Years
--------------------------------------------------------------------------------
Equity Portfolio(1)                12.47%   23.78%    23.23%     19.39%   17.04%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.(2)        16.23%   28.06%    25.44%     20.07%   16.76%
--------------------------------------------------------------------------------
S&P 500(3)                         17.72%   30.17%    30.23%     23.06%   18.54%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.


================================================================================
$10,000 Invested Over Ten Years



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             <<PLOT POINTS TO COME>>



--------------------------------------------------------------------------------

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.


================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Low Risk                 Fixed Income
                         Balanced
                         High Yield Bond
                         DIVERSIFIED STOCK
High Risk                Specialized


Investment Goal

Capital appreciation.

Types of Investments

Primarily stocks of major, established companies.

Investment Style

This Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

Performance Review.

Cash Constrains Performance.

Our substantial cash holdings remained a constraint on our return as the market continued to rise rapidly. Nonetheless, our cash is down from its peak because we found some opportunities when investors became anxious about the impact of the Asian slowdown. Our time-tested investment discipline tells us not to buy when prices are high.

We Value Consumer Cyclicals.

We have a focus on consumer cyclicals. This was the best-performing sector of the market. We did particularly well with Chrysler, Kmart and Tandy.

We also had a focus on financial stocks, such as insurance companies and financial services. On average, these also had good returns.

Strategy Session.

A Hostile Climate for Our Investment Style. Value investing seems to work best if any of the following conditions exist: The "cheap" stocks are very inexpensive compared to the average stock; earnings for many businesses are growing rapidly (earnings growth is abundant, so why pay high prices for it); or interest rates are high or rising. We've had none of these conditions for some time now. Investors have picked through the market pretty well and value differentials are generally small. Profits are slowing -- shrinking, in many cases, and the Asian economic slowdown has made it difficult for the Federal Reserve to raise interest rates. As a result, investors have favored the large companies that generate predictable earnings. So, although our value style is producing good absolute returns by historical standards, it is trailing the overall market.

Fear Brings Opportunity. Cyclicals are now among the best value stocks in the market. We are invested in several cyclical industries: About 7% of our assets are in paper and forest products companies. Overcapacity in the industry killed off profits and drove the stocks to historic lows (compared to the overall stock market). Since then, some capacity has been closed and the industry has begun to consolidate. We believe the earnings of paper companies have bottomed. The Asian crisis set back these stocks, because Asia accounts for a third of world paper demand. However, Asia also accounted for the greatest growth of capacity, which will slow considerably. The supply/ demand situation should improve and we expect the stocks to rebound.

Our auto companies and retailers, which lost value in the fourth quarter of 1997, recovered in the first half of 1998. Our autos rose 26%, on average, and retailers were up 23%. Chrysler (up 63%) and Kmart (up 67%) led the way.

Outlook

PORTFOLIO MANAGER
Thomas R. Jackson

Discipline Counts.

"Research shows that it has been wise to stick to an investment style. Disciplined investors do better in the long run, whatever their style. It is tough to be a disciplined value investor when other investors are concentrating almost exclusively on companies that are too expensive for your value style. However, history demonstrates that economic conditions change and investment styles come in and out of favor. Meanwhile, as long as the market focuses solely on this small group of large growth companies, even though a rapidly rising market may give us a good return, we will lag our more aggressive growth competitors. Our return relative to other funds shines most when uncertainty about the economic future leads investors to leave some bargains on the table. With this in mind, we are sticking to our discipline."


                                PORTFOLIO MANAGER

                                    [PHOTO]
                                Thomas R. Jackson



================================================================================
Portfolio Composition
                                                             as of 6/30/98
                                                             -------------
Finance                                                           24.3%
Industrial                                                        13.4%
Consumer Cyclicals                                                13.0%
Consumer Growth & Staples                                         12.6%
Utilities                                                          6.0%
Energy                                                             5.8%
Technology                                                         5.6%
Cash                                                              19.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.


================================================================================
Top Ten Holdings
                                                             as of 6/30/98
                                                             -------------
Chubb Corp.                                                        2.6%
Elf Aquitaine ADR                                                  2.6%
Morgan Stanley, Dean Witter,
  Discover & Co.                                                   2.3%
Loews Corp.                                                        2.3%
Dillard's Inc.                                                     2.0%
SAFECO Corp.                                                       1.9%
Darden Restaurants                                                 1.9%
Kmart Corp.                                                        1.9%
Columbia/HCA Health                                                1.8%
Wellpoint Health                                                   1.7%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential

     Global Portfolio

Performance Summary.

Your Portfolio began 1998 very strongly, returning 19.34% over the first six months and outperforming the Lipper (VIP) Global Average by a significant margin over that period.

Our second-quarter return was 3.71%. We had a strong focus on the top-performing Continental European market, and our stock selection within that market improved our return. We also largely avoided the very poor stock markets in Asia and emerging markets.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through June 30, 1998

                                 Six      One     Three      Five     Since
                                Months    Year    Years     Years   Inception*
--------------------------------------------------------------------------------
Global Portfolio(1)             19.34%   13.49%   17.39%    16.22%   11.56%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.(2)     15.44%   16.47%   18.64%    15.09%   11.97%
--------------------------------------------------------------------------------
Morgan Stanley World Index(3)   16.85%   17.46%   19.73%    16.16%   12.00%
--------------------------------------------------------------------------------
Global Portfolio inception date: 9/19/88.


================================================================================
$10,000 Invested Since Inception*



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                             <<PLOT POINTS TO COME>>



--------------------------------------------------------------------------------
* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/88.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Morgan Stanley Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.


================================================================================

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Low Risk                 Fixed Income
                         Balanced
                         High Yield Bond
                         DIVERSIFIED STOCK
High Risk                Specialized


Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

Investment Style

This Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

Performance Review.

In the Right Place at the Right Time. Several different kinds of judgment contributed to our above-average, six-month performance.

We were in the right places, primarily Continental Europe, and not much in Asia or emerg- ing markets. We were in the right industries. Our software and telecommunications stocks had strong returns. Our financial companies in Europe are riding a wave of industry consolidation, productivity improvements and new revenue streams from managing investments.

We also picked the right stocks. For example, our Japanese holdings, although a small part of our Portfolio, performed better than the average Japanese stock.

Strategy Session.

Continental Europe Is the Place to Be. In Continental Europe, economic recovery, together with many beneficial changes associated with European monetary union, is creating strong earnings growth. We increased our holdings there, adding to our financial companies.

Financial firms are benefiting from the expanding economy, the low interest rates that were a prerequisite for monetary union and a restructuring of European financial services. They are offering popular new products -- such as bank-managed mutual funds -- and the industry is likely to consolidate.

Communications Are Happening. We're emphasizing communications across the globe, broadening our reach from the U.S. We are adding to our television exposure in anticipation of the introduction of digital broadcasting in the U.K. We're also adding U.S. media companies.

Asia Is Uncertain. We are cautious and continue to underweight Asia, whose problems are being compounded by political inaction in Japan. We focused our Japanese holdings more narrowly on export-oriented industrials and hedged almost all our exposure to changes in the value of the yen.

Outlook

PORTFOLIO MANAGER
Daniel J. Duane

Europe Is the Place to Be.

"Right now, Europe is the epicenter of world economic growth. Even France and Germany, which have been overregulated sluggish giants, are beginning to stir. In the U.S. today, we like the software firms that are benefiting from productivity trends, the health-care firms that are pioneering the restructuring of the industry in the U.S., and retailers -- primarily because they benefit from the long economic expansion and are buffered from the impact of events in Asia.

"We would have liked to see countries in the Pacific follow the U.S. economic model: openness to investment and credit decision-making, allowing free markets to decide how capital is allocated. There is movement in that direction, but Japan is unfortunately resisting the large-scale restructuring that these changes would require. The decline of Southeast Asian labor costs and currency values are creating uncertainties for other emerging markets. We will be very cautious in investing in the Pacific and in emerging markets until the situation clarifies."

                               PORTFOLIO MANAGERS

                                    [PHOTO]
                                 Daniel J. Duane


 [PHOTO]                                                              [PHOTO]
Ingrid Holm                                                      Michelle Picker


================================================================================
Geographic Allocation
                                                             as of 6/30/98
                                                             -------------
Continental Europe                                                40.6%
United States                                                     39.0%
United Kingdom                                                    10.3%
Japan                                                              4.4%
Australia                                                          1.3%
Cash                                                               4.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.


================================================================================
Top Ten Holdings
                                                             as of 6/30/98
                                                             -------------
Vodafone Group                                                     3.0%
Credito Italiano Ord                                               2.7%
Banco Central
  Hispanoamericano                                                 2.6%
Nokia Corp.                                                        2.5%
SAP AG                                                             2.3%
Microsoft Corp.                                                    2.3%
Cisco Systems, Inc.                                                2.2%
Telefonica De Espana                                               2.1%
Bank of Ireland                                                    2.0%
Safeway Inc.                                                       2.0%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $902,461,737)............................  $  925,924,467
    Cash.......................................             560
    Receivable for capital stock sold..........         722,800
    Interest receivable........................      13,610,682
    Receivable for investments sold............       5,877,330
                                                 --------------
      Total Assets.............................     946,135,839
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       4,312,541
    Payable to investment adviser..............         899,352
    Payable for capital stock repurchased......         602,000
    Accrued expenses...........................         150,836
                                                 --------------
      Total Liabilities........................       5,964,729
                                                 --------------
  NET ASSETS...................................  $  940,171,110
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      833,021
      Paid-in capital, in excess of par........     902,721,012
                                                 --------------
                                                    903,554,033
    Undistributed net investment income........      14,748,327
    Accumulated net realized loss on
      investments..............................      (1,593,980)
    Net unrealized appreciation on
      investments..............................      23,462,730
                                                 --------------
    Net assets, June 30, 1998..................  $  940,171,110
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 83,302,103 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        11.29
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $    30,725,344
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,722,772
    Custodian expense..........................           53,000
    Accounting fees............................           50,000
    Shareholders' reports......................           44,000
    Audit fees.................................            5,000
    Directors' fees............................            1,000
    Legal fees.................................              500
    Miscellaneous expenses.....................            2,977
      Total Expenses...........................        1,879,249
    Less: custodian fee credit.................           (6,212)
                                                 ---------------
      Net Expenses.............................        1,873,037
                                                 ---------------
  NET INVESTMENT INCOME........................       28,852,307
                                                 ---------------
  NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS
    Net realized loss on:
      Investments..............................         (663,625)
      Futures contracts........................       (1,344,416)
                                                 ---------------
                                                      (2,008,041)
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       10,816,129
      Futures contracts........................          463,469
                                                 ---------------
                                                      11,279,598
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        9,271,557
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    38,123,864
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     28,852,307     $    53,531,495
    Net realized gain (loss) on investments................................................         (2,008,041)          9,194,921
    Net change in unrealized appreciation (depreciation) on investments....................         11,279,598          (2,230,780)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         38,123,864          60,495,636
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (14,333,139)        (55,359,529)
    Distributions from net realized capital gains..........................................         (2,894,769)         (9,016,752)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (17,227,908)        (64,376,281)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,140,679 and 11,468,488 shares, respectively]....................        135,508,016         127,691,138
    Capital stock issued in reinvestment of dividends and distributions [1,553,549 and
     5,812,573 shares, respectively].......................................................         17,227,908          64,376,281
    Capital stock repurchased [(4,490,984) and (8,269,292) shares, respectively]...........        (50,167,501)        (91,696,624)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        102,568,423         100,370,795
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        123,464,379          96,490,150
  NET ASSETS:
    Beginning of period....................................................................        816,706,731         720,216,581
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    940,171,110     $   816,706,731
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     14,748,327     $       229,159
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $409,415,059)............................  $  422,163,866
    Cash.......................................             284
    Interest receivable........................       6,852,592
    Receivable for capital stock sold..........          17,604
                                                 --------------
      Total Assets.............................     429,034,346
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         423,438
    Accrued expenses...........................         130,517
                                                 --------------
      Total Liabilities........................         553,955
                                                 --------------
  NET ASSETS...................................  $  428,480,391
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      363,239
      Paid-in capital, in excess of par........     411,966,116
                                                 --------------
                                                    412,329,355
    Undistributed net investment income........       6,186,586
    Accumulated net realized loss on
      investments..............................      (2,784,357)
    Net unrealized appreciation on
      investments..............................      12,748,807
                                                 --------------
    Net assets, June 30, 1998..................  $  428,480,391
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 36,323,880 outstanding shares of
      common stock (authorized 70,000,000
      shares)..................................  $        11.80
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $    13,526,001
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          843,547
    Accounting fees............................           49,000
    Custodian expense..........................           38,000
    Shareholders' reports......................           23,000
    Audit fees.................................            3,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,991
                                                 ---------------
                                                         959,538
                                                 ---------------
  NET INVESTMENT INCOME........................       12,566,463
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................        4,706,627
      Futures..................................         (296,471)
                                                 ---------------
                                                       4,410,156
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................         (519,551)
      Futures contracts........................           73,032
                                                 ---------------
                                                        (446,519)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        3,963,637
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    16,530,100
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     12,566,463     $    28,142,312
    Net realized gain on investments.......................................................          4,410,156             722,778
    Net change in unrealized appreciation (depreciation) on investments....................           (446,519)         10,843,416
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         16,530,100          39,708,506
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................         (6,457,130)        (28,098,226)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [996,196 and 550,602 shares, respectively]..........................         11,586,756           6,261,175
    Capital stock issued in reinvestment of dividends and distributions 558,373 and
     2,484,757 shares, respectively].......................................................          6,457,130          28,098,226
    Capital stock repurchased [(2,516,802) and (8,707,219) shares, respectively]...........        (29,279,524)        (98,362,062)
                                                                                             ------------------  -------------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        (11,235,638)        (64,002,661)
                                                                                             ------------------  -------------------
  TOTAL DECREASE IN NET ASSETS.............................................................         (1,162,668)        (52,392,381)
  NET ASSETS:
    Beginning of period....................................................................        429,643,059         482,035,440
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    428,480,391     $   429,643,059
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of....................................   $      6,186,586     $        77,253
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $4,583,320,291)..........................  $4,832,107,546
    Cash.......................................       3,202,046
    Interest and dividends receivable..........      46,760,098
    Receivable for investments sold............       6,926,846
    Receivable for capital stock sold..........       5,445,317
    Due from broker -- variation margin........         117,141
                                                 --------------
      Total Assets.............................   4,894,558,994
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      13,590,557
    Payable to investment adviser..............       6,704,966
    Payable for capital stock repurchased......       5,396,000
    Accrued expenses...........................         638,774
                                                 --------------
      Total Liabilities........................      26,330,297
                                                 --------------
  NET ASSETS...................................  $4,868,228,697
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,067,123
      Paid-in capital, in excess of par........   4,341,599,463
                                                 --------------
                                                  4,344,666,586
    Undistributed net investment income........      51,098,196
    Accumulated net realized gains on
      investments..............................     223,156,007
    Net unrealized appreciation on
      investments..............................     249,307,908
                                                 --------------
    Net assets, June 30, 1998..................  $4,868,228,697
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 306,712,286 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        15.87
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $138,143 foreign
      withholding tax).........................  $    11,211,663
    Interest...................................      104,700,485
                                                 ---------------
                                                     115,912,148
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       13,180,769
    Custodian expense..........................          276,000
    Shareholders' reports......................          257,000
    Accounting fees............................           84,000
    Audit fees.................................           32,000
    Directors' fees............................            1,500
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            1,727
      Total expenses...........................       13,833,996
    Less: Custodian fee credit.................          (26,737)
                                                 ---------------
      Net Expenses.............................       13,807,259
                                                 ---------------
  NET INVESTMENT INCOME........................      102,104,889
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      227,916,295
      Futures contracts........................       (2,292,852)
                                                 ---------------
                                                     225,623,443
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       44,588,880
      Futures contracts........................        2,295,878
                                                 ---------------
                                                      46,884,758
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      272,508,201
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   374,613,090
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    102,104,889     $   209,904,550
    Net realized gain on investments.......................................................        225,623,443         525,175,186
    Net change in unrealized appreciation (depreciation) on investments....................         46,884,758        (148,830,270)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        374,613,090         586,249,466
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (51,955,739)       (209,004,256)
    Distributions from net realized capital gains..........................................        (39,410,229)       (518,358,296)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (91,365,968)       (727,362,552)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,390,587 and 4,585,160 shares, respectively]......................         37,094,487          74,015,405
    Capital stock issued in reinvestment of dividends and distributions [5,824,772 and
     47,801,252 shares, respectively]......................................................         91,365,968         727,362,552
    Capital stock repurchased [(18,414,233) and (24,112,955) shares, respectively].........       (287,710,919)       (394,841,365)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........       (159,250,464)        406,536,592
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        123,996,658         265,423,506
  NET ASSETS:
    Beginning of period....................................................................      4,744,232,039       4,478,808,533
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  4,868,228,697     $ 4,744,232,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     51,098,196     $       949,046
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $5,369,850,955)..........................  $5,769,431,184
    Cash.......................................         143,061
    Interest and dividends receivable..........      38,120,969
    Receivable for investments sold............       7,994,902
    Receivable for capital stock sold..........       4,136,837
                                                 --------------
      Total Assets.............................   5,819,826,953
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      17,318,973
    Payable to investment adviser..............       8,678,720
    Payable for capital stock repurchased......       4,088,061
    Due to broker -- variation margin..........       1,626,609
    Accrued expenses and other liabilities.....         695,465
                                                 --------------
      Total Liabilities........................      32,407,828
                                                 --------------
  NET ASSETS...................................  $5,787,419,125
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,123,731
      Paid-in capital, in excess of par........   4,889,030,923
                                                 --------------
                                                  4,892,154,654
    Undistributed net investment income........      47,300,836
    Accumulated net realized gains on
      investments..............................     442,215,145
    Net unrealized appreciation on
      investments..............................     405,748,490
                                                 --------------
    Net assets, June 30, 1998..................  $5,787,419,125
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 312,373,121 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        18.53
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $460,257 foreign
      withholding tax).........................  $    19,946,557
    Interest...................................       85,706,492
                                                 ---------------
                                                     105,653,049
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       16,885,730
    Shareholders' reports......................          297,000
    Custodian expense..........................          277,000
    Accounting fees............................           80,000
    Audit fees.................................           36,000
    Legal fees.................................            2,000
    Miscellaneous expenses.....................            1,901
    Directors' fees............................            1,000
      Total expenses...........................       17,580,631
    Less: custodian fee credit.................          (45,667)
                                                 ---------------
      Net Expenses.............................       17,534,964
                                                 ---------------
  NET INVESTMENT INCOME........................       88,118,085
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      443,417,766
      Futures..................................        1,427,954
      Short Sales..............................          479,595
                                                 ---------------
                                                     445,325,315
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      (20,841,265)
      Futures..................................        7,730,683
                                                 ---------------
                                                     (13,110,582)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      432,214,733
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   520,332,818
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     88,118,085     $   160,063,955
    Net realized gain on investments.......................................................        445,325,315         867,691,914
    Net change in unrealized appreciation (depreciation) on investments....................        (13,110,582)       (163,603,096)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        520,332,818         864,152,773
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (41,586,113)       (159,343,911)
    Distributions from net realized capital gains..........................................        (85,557,864)       (823,214,223)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (127,143,977)       (982,558,134)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,016,527 and 4,859,580 shares, respectively]......................         40,527,340          92,765,042
    Capital stock issued in reinvestment of dividends and distributions [6,883,851 and
     56,453,647 shares, respectively]......................................................        127,143,977         982,558,134
    Capital stock repurchased [(14,238,318) and (18,791,325) shares, respectively].........       (263,583,127)       (363,698,408)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        (95,911,810)        711,624,768
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        297,277,031         593,219,407
  NET ASSETS:
    Beginning of period....................................................................      5,490,142,094       4,896,922,687
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  5,787,419,125     $ 5,490,142,094
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     47,300,836     $       768,864
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $1,731,387,405)..........................  $3,102,668,054
    Cash.......................................             859
    Interest and dividends receivable..........       3,014,617
    Receivable for capital stock sold..........       1,436,882
                                                 --------------
      Total Assets.............................   3,107,120,412
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       3,184,189
    Payable to investment adviser..............       2,579,964
    Payable for capital stock repurchased......       1,224,000
    Due to broker -- variation margin..........         832,375
    Accrued expenses...........................         150,201
                                                 --------------
      Total Liabilities........................       7,970,729
                                                 --------------
  NET ASSETS...................................  $3,099,149,683
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      877,639
      Paid-in capital, in excess of par........   1,684,581,375
                                                 --------------
                                                  1,685,459,014
    Undistributed net investment income........       9,429,015
    Accumulated net realized gains on
      investments..............................      29,502,806
    Net unrealized appreciation on
      investments..............................   1,374,758,848
                                                 --------------
    Net assets, June 30, 1998..................  $3,099,149,683
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 87,763,950 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $        35.31
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $138,801 foreign
      withholding tax).........................  $    19,876,043
    Interest...................................        2,827,009
                                                 ---------------
                                                      22,703,052
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,795,947
    Shareholders' reports......................          133,000
    Accounting fees............................           56,000
    Custodian expense..........................           37,000
    Audit fees.................................           16,000
    Legal fees.................................            1,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            2,231
      Total expenses...........................        5,042,178
    Less: custodian fee credit.................             (888)
                                                 ---------------
      Net Expenses.............................        5,041,290
                                                 ---------------
  NET INVESTMENT INCOME........................       17,661,762
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       20,681,744
      Futures..................................        9,821,940
                                                 ---------------
                                                      30,503,684
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      386,332,864
      Futures..................................        2,969,850
                                                 ---------------
                                                     389,302,714
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      419,806,398
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   437,468,160
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     17,661,762     $    31,459,576
    Net realized gain on investments.......................................................         30,503,684          74,021,385
    Net change in unrealized appreciation on investments...................................        389,302,714         451,562,975
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        437,468,160         557,043,936
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (8,537,009)        (31,155,314)
    Distributions from net realized capital gains..........................................         (6,874,997)        (67,389,823)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (15,412,006)        (98,545,137)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [9,794,048 and 17,248,797 shares, respectively].....................        327,909,302         484,303,403
    Capital stock issued in reinvestment of dividends and distributions [447,618 and
     3,309,920 shares, respectively].......................................................         15,412,006          98,545,137
    Capital stock repurchased [(3,491,113) and (6,144,732) shares, respectively]...........       (114,419,005)       (174,536,420)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        228,902,303         408,312,120
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        650,958,457         866,810,919
  NET ASSETS:
    Beginning of period....................................................................      2,448,191,226       1,581,380,307
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  3,099,149,683     $ 2,448,191,226
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      9,429,015     $       304,262
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $4,800,586,453)..........................  $6,736,998,832
    Cash.......................................             291
    Foreign currency, at value (cost:
      $27,183).................................          27,858
    Interest and dividends receivable..........      16,895,204
    Receivable for investments sold............       5,350,565
    Receivable for capital stock sold..........       1,589,766
                                                 --------------
      Total Assets.............................   6,760,862,516
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      44,822,290
    Payable to investment adviser..............       7,609,259
    Accrued expenses...........................         394,613
    Payable for capital stock repurchased......       1,222,000
                                                 --------------
      Total Liabilities........................      54,048,162
                                                 --------------
  NET ASSETS...................................  $6,706,814,354
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,935,359
      Paid-in capital, in excess of par........   4,154,079,517
                                                 --------------
                                                  4,156,014,876
    Undistributed net investment income........      36,640,590
    Accumulated net realized gains on
      investments..............................     577,729,083
    Net unrealized appreciation on investments
      and foreign currencies...................   1,936,429,805
                                                 --------------
    Net assets, June 30, 1998..................  $6,706,814,354
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 193,535,856 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        34.65
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $1,109,410 foreign
      withholding tax).........................  $    47,424,764
    Interest...................................       29,490,346
                                                 ---------------
                                                      76,915,110
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       14,492,613
    Shareholders' reports......................          326,000
    Custodian expense..........................           99,000
    Accounting fees............................           42,000
    Audit fees.................................           40,000
    Legal fees.................................            2,000
    Directors' fees............................            1,400
    Miscellaneous expenses.....................              703
      Total expenses...........................       15,003,716
    Less: custodian fee credit.................          (15,202)
                                                 ---------------
      Net Expenses.............................       14,988,514
                                                 ---------------
  NET INVESTMENT INCOME........................       61,926,596
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................      577,977,000
      Foreign currencies.......................          132,673
                                                 ---------------
                                                     578,109,673
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      109,604,307
      Foreign currencies.......................           31,444
                                                 ---------------
                                                     109,635,751
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      687,745,424
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   749,672,020
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     61,926,596     $   125,326,195
    Net realized gain on investments and foreign currencies................................        578,109,673         320,958,795
    Net change in unrealized appreciation on investments and foreign currencies............        109,635,751         744,788,889
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        749,672,020       1,191,073,879
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (26,337,681)       (127,895,464)
    Distributions from net realized capital gains..........................................        (31,316,873)       (322,171,256)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (57,654,554)       (450,066,720)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [6,995,716 and 12,471,611 shares, respectively].....................        236,724,871         381,942,219
    Capital stock issued in reinvestment of dividends and distributions [1,613,635 and
     14,665,432 shares, respectively]......................................................         57,654,554         450,066,720
    Capital stock repurchased [(8,962,896) and (11,774,942) shares, respectively]..........       (303,562,568)       (363,005,143)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........         (9,183,143)        469,003,796
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        682,834,323       1,210,010,955
  NET ASSETS:
    Beginning of period....................................................................      6,023,980,031       4,813,969,076
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  6,706,814,354     $ 6,023,980,031
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     36,640,590     $       919,002
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $504,561,933)............................  $  703,390,521
    Cash.......................................         149,736
    Foreign currency, at value (cost:
      $23,071,925).............................      23,124,672
    Receivable for investments sold............       2,221,131
    Dividends and interest receivable..........       1,436,085
    Forward currency contracts -- amount
      receivable from counterparties...........       1,348,569
    Receivable for capital stock sold..........          54,194
                                                 --------------
      Total Assets.............................     731,724,908
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       2,461,557
    Payable to investment adviser..............       1,342,709
    Accrued expenses and other liabilities.....         312,513
                                                 --------------
      Total Liabilities........................       4,116,779
                                                 --------------
  NET ASSETS...................................  $  727,608,129
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      341,531
      Paid-in capital, in excess of par........     494,849,539
                                                 --------------
                                                    495,191,070
    Undistributed net investment income........       2,191,194
    Accumulated net realized gains on
      investments..............................      29,901,202
    Net unrealized appreciation on investments
      and foreign currencies...................     200,324,663
                                                 --------------
    Net assets, June 30, 1998..................  $  727,608,129
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 34,153,123 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        21.30
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $403,863 foreign
      withholding tax).........................  $     4,771,536
    Interest...................................          411,693
                                                 ---------------
                                                       5,183,229
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,566,167
    Custodian expense..........................          297,000
    Accounting fees............................          118,000
    Shareholders' reports......................           35,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,491
                                                 ---------------
                                                       3,022,658
                                                 ---------------
  NET INVESTMENT INCOME........................        2,160,571
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:...............
      Investments..............................       34,871,734
      Foreign currencies.......................         (700,159)
                                                 ---------------
                                                      34,171,575
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       82,702,869
      Foreign currencies.......................        1,290,552
                                                 ---------------
                                                      83,993,421
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      118,164,996
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   120,325,567
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,160,571     $     3,060,617
    Net realized gain on investments and foreign currencies................................         34,171,575          31,027,057
    Net change in unrealized appreciation on investments and foreign currencies............         83,993,421           5,107,643
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        120,325,567          39,195,317
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (2,231,228)         (4,377,947)
    Distributions in excess of net investment income.......................................                 --          (3,434,778)
    Distributions from net realized capital gains..........................................           (655,550)        (30,337,530)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (2,886,778)        (38,150,255)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,072,294 and 5,853,862 shares, respectively]......................         21,991,306         111,692,563
    Capital stock issued in reinvestment of dividends and distributions [137,167 and
     2,115,902 shares, respectively].......................................................          2,886,778          38,150,255
    Capital stock repurchased [(2,676,303) and (4,869,453) shares, respectively]...........        (53,110,096)        (93,116,567)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        (28,232,012)         56,726,251
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         89,206,777          57,771,313
  NET ASSETS:
    Beginning of period....................................................................        638,401,352         580,630,039
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    727,608,129     $   638,401,352
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      2,191,194     $     3,515,798
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 1998 (UNAUDITED)


LONG-TERM INVESTMENTS -- 95.2%                                                       PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                        RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 1.5%
  Boeing Co.......................................      Aa3        8.75%   08/15/21  $   6,250  $    7,940,812
  Raytheon Co.....................................      Baa1       5.95%   03/15/01      6,500       6,474,000
                                                                                                --------------
                                                                                                    14,414,812
                                                                                                --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.......................................      Ba1        8.50%   03/15/06        600         612,900
                                                                                                --------------
AIRLINES -- 2.9%
  Delta Air Lines, Inc., M.T.N....................      Baa3       7.79%   12/01/98      1,000       1,007,730
  Delta Air Lines, Inc............................      Baa3      9.875%   05/15/00      6,000       6,395,160
  United Airlines, Inc............................      Baa3       9.75%   08/15/21      3,500       4,556,475
  United Airlines, Inc............................      Baa3      10.67%   05/01/04      7,000       8,363,320
  United Airlines, Inc............................      Baa3      11.21%   05/01/14      5,000       6,945,900
                                                                                                --------------
                                                                                                    27,268,585
                                                                                                --------------
ASSET-BACKED SECURITIES -- 1.4%
  Advanta Mortgage Loan Trust, Series 1994-3......      Aaa        8.49%   01/25/26      8,500       8,901,094
  California Infrastructure PG&E, Series 1997-1...      Aaa        6.32%   09/25/05      4,000       4,059,375
                                                                                                --------------
                                                                                                    12,960,469
                                                                                                --------------
AUTO - CARS & TRUCKS -- 0.9%
  Navistar International Corp.....................      Ba1        7.00%   02/01/03      3,500       3,508,750
  Navistar International Corp.....................      Ba3        8.00%   02/01/08      4,500       4,522,500
                                                                                                --------------
                                                                                                     8,031,250
                                                                                                --------------
BANKS AND SAVINGS & LOANS -- 5.0%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia)............................      Baa3      8.625%   06/02/00      2,000       2,030,000
  Banco Ganadero, SA, M.T.N., (Colombia)..........      Baa3       9.75%   08/26/99      4,100       4,161,500
  Capital One Bank................................      Baa3       7.08%   10/30/01      5,000       5,107,700
  Chase Manhattan Corp............................       A1        8.00%   06/15/99      2,000       2,039,180
  Chemical Bank...................................      Aa3       6.625%   08/15/05      2,000       2,030,820
  Compass Trust Bank..............................       A3        8.23%   01/15/27      4,500       4,837,500
  Kansallis-Osake Pankki, (Finland)...............       A3        8.65%   01/01/49      5,000       5,127,200
  Kansallis-Osake Pankki, (Finland)...............       A3       10.00%   05/01/02      5,000       5,637,450
  National Australia Bank, (Australia)............       A1        6.40%   12/10/07      3,700       3,813,701
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1       7.50%   03/29/49      5,000       5,175,000
  Svenska Handelsbank, (Sweden)...................       A1       7.125%   03/29/49      3,500       3,570,000
  Union Planters Corp.............................      Baa1       8.20%   12/15/26      2,900       3,122,227
                                                                                                --------------
                                                                                                    46,652,278
                                                                                                --------------
CABLE & PAY TELEVISION SYSTEMS -- 3.5%
  Cable & Wireless Communications PLC (United
    Kingdom)......................................      Baa1      6.375%   03/06/03      3,900       3,909,750
  Cable & Wireless Communications PLC (United
    Kingdom)......................................      Baa1      6.625%   03/06/05      2,100       2,113,125
  Rogers Cablesystems, Inc., (Canada).............      Ba3       10.00%   03/15/05      4,000       4,440,000
  Tele-Communications, Inc........................      Baa3       6.34%   02/01/02      3,500       3,487,085
  Tele-Communications, Inc........................      Baa3      6.375%   09/15/99      2,750       2,762,622
  Tele-Communications, Inc........................      Baa3      10.125%  04/15/22      6,300       8,725,248
  Videotron Holdings, PLC, Zero Coupon (until
    7/1/99) (United Kingdom)......................      Baa3      11.125%  07/01/04      8,000       7,860,160
                                                                                                --------------
                                                                                                    33,297,990
                                                                                                --------------
COMPUTER SOFTWARE & SERVICES -- 1.2%
  Computer Associates International, Inc..........      Baa1      6.375%   04/15/05     11,000      10,890,000
                                                                                                --------------
CONTAINERS -- 1.8%
  Owens-Illinois, Inc.............................      Ba1        7.80%   05/15/18     12,000      12,307,320
  Owens-Illinois, Inc.............................      Ba1        7.50%   05/15/10      5,000       5,069,850
                                                                                                --------------
                                                                                                    17,377,170
                                                                                                --------------
DIVERSIFIED CONSUMER PRODUCT -- 1.1%
  Philip Morris Cos., Inc.........................       A2        6.15%   03/15/10     10,000       9,987,500
                                                                                                --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
  Mallinckrodt, Inc...............................      Baa2       6.30%   03/15/11      3,500       3,495,625
                                                                                                --------------
FINANCIAL SERVICES -- 11.9%
  Advanta Corp., M.T.N............................       B2        7.25%   08/16/99     10,000       9,880,700
  Aristar, Inc....................................       A3        5.75%   07/15/98      2,000       1,996,080
  Aristar, Inc....................................      Baa1       7.50%   07/01/99      2,000       2,029,340
  Arkwright Corp..................................      Baa3      9.625%   08/15/26      5,000       5,831,250
  Calair Capital Corp.............................      Ba2       8.125%   04/01/08      3,000       2,992,500
  Chrysler Financial Corp.........................       A2        9.50%   12/15/99      5,000       5,240,600
  Conseco, Inc....................................      Baa3       6.40%   06/15/01     10,000       9,975,000
  Conseco, Inc....................................      Ba2        8.70%   11/15/26      1,600       1,798,752
  Conseco, Inc....................................      Ba2       8.796%   04/01/27     10,500      11,896,290
  ContiFinancial Corp.............................      Ba1        7.50%   03/15/02     14,000      13,993,280
  ContiFinancial Corp.............................      Ba1       8.125%   04/01/08      3,300       3,340,293
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       7.00%   06/15/00      9,000       9,135,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       8.75%   12/15/99  $   3,000  $    3,120,000
  Ford Motor Credit Co............................       A1        5.75%   01/25/01      4,000       3,973,920
  General Motors Acceptance Corp..................       A2        8.40%   10/15/99      3,700       3,807,633
  Nationwide CSN Trust............................       A1       9.875%   02/15/25      5,000       6,087,500
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................       B3        9.75%   04/15/01      5,750       5,117,500
  Reliastar Financial Corp........................       A3       6.625%   09/15/03      5,000       5,057,500
  US West Capital Funding Inc.....................       A3       6.875%   07/15/28      6,500       6,503,250
                                                                                                --------------
                                                                                                   111,776,388
                                                                                                --------------
FOOD & BEVERAGE -- 0.3%
  Whitman Corp....................................      Baa2       7.50%   08/15/01      3,000       3,098,610
                                                                                                --------------
FOREST PRODUCTS -- 1.2%
  Fort James Corp.................................      Baa3      6.234%   03/15/11      5,000       4,993,750
  Westvaco Corp...................................       A1        9.75%   06/15/20      5,000       6,756,250
                                                                                                --------------
                                                                                                    11,750,000
                                                                                                --------------
HOUSING RELATED -- 1.1%
  American Standard Cos. Inc......................      Ba3       7.375%   04/15/05      5,000       4,968,750
  Owens Corning...................................      Baa3       7.50%   05/01/05      5,000       5,100,000
                                                                                                --------------
                                                                                                    10,068,750
                                                                                                --------------
INDUSTRIAL -- 0.3%
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR       7.375%   12/08/03      3,000       2,887,500
                                                                                                --------------
INVESTMENT BANKERS -- 8.1%
  Lehman Brothers Holdings, Inc., M.T.N...........      Baa1       6.40%   08/30/00     23,250      23,380,897
  Merrill Lynch, Pierce, Fenner & Smith, Inc......      Aa3       5.838%   06/24/03     15,000      14,985,000
  Morgan Stanley, Dean Witter, Discover & Co......       A1        6.09%   03/09/11      6,500       6,508,450
  Salomon Inc.....................................       A2        6.25%   10/01/99      8,000       8,027,280
  Salomon Inc.....................................       A2        6.65%   07/15/01      7,000       7,091,140
  Salomon, Inc....................................       A2        6.50%   03/01/00     10,000      10,076,000
  Salomon, Inc., M.T.N............................       A2        6.59%   02/21/01      3,500       3,548,510
  Salomon, Inc....................................       A2        7.25%   05/01/01      2,250       2,313,833
                                                                                                --------------
                                                                                                    75,931,110
                                                                                                --------------
LEISURE & TOURISM -- 1.4%
  Royal Caribbean Cruises Ltd.....................      Baa3       7.00%   10/15/07      8,000       8,192,480
  Royal Caribbean Cruises Ltd.....................      Baa3       7.25%   08/15/06      5,000       5,202,900
                                                                                                --------------
                                                                                                    13,395,380
                                                                                                --------------
LODGING -- 1.4%
  ITT Corp........................................      Ba1        6.25%   11/15/00      7,000       6,822,200
  ITT Corp........................................      Baa2       6.75%   11/15/03      7,000       6,769,700
                                                                                                --------------
                                                                                                    13,591,900
                                                                                                --------------
MEDIA -- 8.2%
  CBS Corp........................................      Ba1        7.15%   05/20/05      9,400       9,400,000
  News America Holding, Inc.......................      Baa3      6.703%   05/21/34     36,000      36,315,000
  Paramount Communications, Inc...................      Ba2        7.50%   01/15/02      5,000       5,135,050
  Time Warner, Inc................................      Baa3       8.11%   08/15/06      7,800       8,598,408
  Turner Broadcasting System, Inc.................      Baa3       7.40%   02/01/04     13,500      14,111,280
  Viacom, Inc.....................................      Ba2        7.75%   06/01/05      3,050       3,249,623
                                                                                                --------------
                                                                                                    76,809,361
                                                                                                --------------
OIL & GAS -- 1.9%
  B.J. Services Co................................      Baa2       7.00%   02/01/06      5,000       5,145,000
  Occidental Petroleum Corp.......................      Baa2      10.125%  11/15/01      5,000       5,568,900
  Occidental Petroleum Corp.......................      Baa2      11.125%  08/01/10      5,000       6,787,700
                                                                                                --------------
                                                                                                    17,501,600
                                                                                                --------------
OIL & GAS SERVICES -- 3.5%
  K N Energy, Inc.................................      Baa2       6.30%   03/01/21     15,000      15,024,900
  R&B Falcon Corp.................................      Ba1        6.50%   04/15/03      6,500       6,432,400
  R&B Falcon Corp.................................      Ba1        6.75%   04/15/05      6,100       6,031,253
  R&B Falcon Corp.................................      Ba1       7.375%   04/15/18      5,750       5,799,393
                                                                                                --------------
                                                                                                    33,287,946
                                                                                                --------------
RAILROADS -- 0.6%
  Norfolk Southern Corp...........................      Baa1       7.80%   05/15/27      5,000       5,725,000
                                                                                                --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
  ERP Operating L.P...............................       A3        6.63%   04/13/15      6,500       6,532,500
  Felcor Suite Hotels, Inc........................      Ba1       7.625%   10/01/07      7,900       7,861,843
                                                                                                --------------
                                                                                                    14,394,343
                                                                                                --------------
RESTAURANTS -- 1.1%
  Darden Restaurants, Inc.........................      Baa1      7.125%   02/01/16     10,000      10,051,300
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
RETAIL -- 3.9%
  Federated Department Stores, Inc................      Baa2      8.125%   10/15/02  $   5,250  $    5,608,050
  Federated Department Stores, Inc................      Baa2       8.50%   06/15/03     10,200      11,118,000
  Federated Department Stores, Inc................      Baa2      10.00%   02/15/01      3,000       3,267,000
  Kroger Co., (The)...............................      Baa3      6.375%   03/01/08      6,600       6,554,724
  Meyer, (Fred) Inc...............................      Ba2        7.15%   03/01/03      1,500       1,507,395
  Meyer, (Fred) Inc...............................      Ba2       7.375%   03/01/05      5,000       5,012,250
  Rite Aid Corp...................................      Baa1       6.70%   12/15/01      4,000       4,060,000
                                                                                                --------------
                                                                                                    37,127,419
                                                                                                --------------
SUPRANATIONAL -- 0.1%
  International Bank for Reconstruction and
    Development...................................      Aaa       12.375%  10/15/02        750         932,760
                                                                                                --------------
TELECOMMUNICATIONS -- 0.8%
  Qwest Communications International Inc..........      Ba1        Zero    10/15/07     10,500       7,875,000
                                                                                                --------------
UTILITIES -- 3.6%
  Arkla, Inc., M.T.N..............................      Baa1       9.32%   12/18/00      2,000       2,132,360
  Commonwealth Edison Co..........................      Baa3      7.625%   01/15/07      7,525       7,999,301
  El Paso Electric Company........................      Ba2        9.40%   05/01/11      4,000       4,554,360
  Niagara Mohawk Power............................      Ba1       6.875%   04/01/03      4,000       4,070,360
  Niagara Mohawk Power............................      Ba1       7.375%   08/01/03      8,000       8,340,480
  Niagara Mohawk Power............................      Ba1        8.00%   06/01/04      5,000       5,351,500
  Pennsylvania Power & Light Co...................       A3       9.375%   07/01/21      1,150       1,276,282
                                                                                                --------------
                                                                                                    33,724,643
                                                                                                --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 21.4%
  Federal Farm Credit Bank........................                 8.65%   10/01/99        150         155,274
  Resolution Funding Corp.........................                8.125%   10/15/19        700         893,921
  Resolution Funding Corp.........................                 Zero    10/15/15     17,100       6,252,273
  Resolution Funding Corp.........................                8.625%   01/15/21        200         267,250
  United States Treasury Bond.....................                8.125%   08/15/19     15,300      19,746,486
  United States Treasury Bond.....................                 5.50%   05/31/00     20,000      19,996,800
  United States Treasury Note.....................                 5.50%   02/29/00      6,100       6,098,109
  United States Treasury Note.....................                 5.50%   02/15/08         25          24,984
  United States Treasury Note.....................                5.625%   05/15/08     31,600      32,029,444
  United States Treasury Note.....................                6.125%   11/15/27     87,725      94,002,601
  United States Treasury Note.....................                 6.50%   05/15/05      5,600       5,910,632
  United States Treasury Note.....................                 7.25%   05/15/04      2,200       2,387,000
  United States Treasury Note.....................                7.125%   09/30/99      3,500       3,566,710
  United States Treasury Note.....................                 7.50%   02/15/05      4,100       4,538,167
  United States Treasury Strip....................                 Zero    02/15/19     17,000       5,254,190
                                                                                                --------------
                                                                                                   201,123,841
                                                                                                --------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 1.0%
                                                                           10/01/16
                                                                              -
  Federal National Mortgage Association...........                 9.00%   09/01/21        450         477,767
                                                                           05/20/02
                                                                              -
  Government National Mortgage Association........                 7.50%   02/15/26      8,953       9,204,270
                                                                                                --------------
                                                                                                     9,682,037
                                                                                                --------------
FOREIGN GOVERNMENT BONDS -- 2.1%
  City Of Moscow, (Russia)........................      Ba2        9.50%   05/31/00      2,000       1,680,000
  City Of Moscow, (Russia)........................      Ba2        9.50%   05/31/00      1,000         840,000
  City of St. Petersburg, (Russia)................       NR        9.50%   06/18/02      5,200       4,160,000
  Republic of Panama, (Panama)....................      Ba1       7.875%   02/13/02      8,000       7,840,000
  Rio De Janeiro, (Brazil)........................       B1       10.375%  07/12/99      5,000       5,000,000
                                                                                                --------------
                                                                                                    19,520,000
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $871,780,737).........................................................................     895,243,467
                                                                                                --------------

SHORT-TERM INVESTMENT -- 3.3%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $30,681,000; Note 5)....................                5.715%   07/01/98     30,681      30,681,000
                                                                                                --------------
TOTAL INVESTMENTS -- 98.5%
  (cost $902,461,737; Note 6).................................................................     925,924,467
                                                                                                --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%.................................................      14,246,643
                                                                                                --------------
NET ASSETS -- 100.0%..........................................................................  $  940,171,110
                                                                                                --------------
                                                                                                --------------

    The following abbreviations are used in portfolio descriptions:
    M.T.N.  Medium Term Note
      SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                          GOVERNMENT INCOME PORTFOLIO
JUNE 30, 1998 (UNAUDITED)


LONG-TERM INVESTMENTS -- 95.4%                                         PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                      RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
ASSET-BACKED SECURITIES -- 2.4%
  Equicon Home Equity.............................  7.850%   03/18/14  $     173  $      173,366
  Team Financing Corp.............................  7.350%   05/15/03     10,000      10,353,100
                                                                                  --------------
                                                                                      10,526,466
                                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
  Westpac Securitisation Trust, Ser. 1998-1G......  5.805%   07/19/29      7,000       6,995,625
                                                                                  --------------
CORPORATE -- 1.9%
  Merck & Co., Inc................................  5.760%   05/03/37      8,000       8,293,440
                                                                                  --------------
MORTGAGE PASS-THROUGHS -- 32.8%
  Federal Home Loan Mortgage Corp., ARM...........  7.707%   06/01/25      5,449       5,545,580
                                                             04/08/07
                                                                -
  Federal National Mortgage Association...........   Zero    10/08/09     43,480      24,134,346
  Federal National Mortgage Association...........  6.060%   05/21/03     30,000      30,075,000
  Federal National Mortgage Association...........  6.560%   08/27/04     25,000      25,386,750
                                                             02/01/02
                                                                -
  Federal National Mortgage Association...........  7.500%   10/01/12     19,357      19,863,472
                                                             03/01/22
                                                                -
  Federal National Mortgage Association...........  8.000%   05/01/26      1,484       1,537,340
                                                             02/01/25
                                                                -
  Federal National Mortgage Association...........  9.000%   04/01/25      7,813       8,265,567
                                                             12/15/25
                                                                -
  Government National Mortgage Association........  7.500%   02/15/26     16,861      17,342,202
                                                             09/15/23
                                                                -
  Government National Mortgage Association........  8.000%   12/15/24      7,952       8,242,669
                                                                                  --------------
                                                                                     140,392,926
                                                                                  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 56.6%
  Federal Farm Credit Bank........................  5.900%   01/10/05      5,000       5,032,800
  Israel AID......................................   Zero    03/15/06     18,272      11,827,100
  Israel AID......................................   Zero    08/15/09     20,000      10,550,000
  Resolution Funding Corp.........................  8.125%   10/15/19      4,200       5,363,526
  Small Business Administration Participation
    Certificates..................................  7.200%   10/01/16     18,841      19,849,308
  Small Business Administration Participation
    Certificates..................................  6.850%   07/01/17      4,897       5,075,946
  Small Business Administration Participation
    Certificates..................................  7.150%   01/01/17     18,754      19,672,987
  United States Treasury Bonds....................  8.125%   08/15/19     61,100      78,856,882
  United States Treasury Bonds....................  8.125%   08/15/21      4,000       5,213,760
  United States Treasury Bonds....................  11.750%  02/15/10     37,000      49,360,220
  United States Treasury Notes....................  7.750%   12/31/99     25,000      25,789,000
  United States Treasury Notes....................  5.500%   02/15/08      3,000       2,998,110
  United States Treasury Notes....................  5.625%   05/15/08      3,000       3,040,770
                                                                                  --------------
                                                                                     242,630,409
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $396,090,105)...........................................................     408,838,866
                                                                                  --------------

SHORT-TERM INVESTMENTS -- 3.1%
REPURCHASE AGREEMENT -- 0.8%
  Joint Repurchase Agreement Account (Note 5).....  5.715%   07/01/98      3,325       3,325,000
                                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
  Main Place Funding..............................  5.858%   07/17/98     10,000      10,000,000
                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $13,324,954)............................................................      13,325,000
                                                                                  --------------
TOTAL INVESTMENTS -- 98.5%
  (cost $409,415,059; Note 6)...................................................     422,163,866
                                                                                  --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%...................................       6,316,525
                                                                                  --------------
NET ASSETS -- 100.0%............................................................  $  428,480,391
                                                                                  --------------
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

                        CONSERVATIVE BALANCED PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.4%                                    PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS -- 57.4%                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 0.4%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  21,400  $   21,314,400
                                                                             --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1           2,875       2,936,813
                                                                             --------------
AIRLINES -- 3.6%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,743,800
    10.375%, 02/01/11 (c).........................      Baa3         37,905      50,018,680
  United Airlines, Inc.,
    5.908%, 03/02/04..............................      Aa2           7,812       7,780,721
    9.75%, 08/15/21...............................      Baa3          8,125      10,577,531
    10.67%, 05/01/04..............................      Baa3         46,665      55,753,475
    11.21%, 05/01/14..............................      Baa3         18,433      25,606,755
                                                                             --------------
                                                                                175,480,962
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.7%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,521,450
    6.17%, 03/25/03...............................      Aaa           6,000       6,041,280
    6.28%, 09/25/05...............................      Aaa           7,000       7,101,920
  Standard Credit Card Master
    Trust, 5.95%, 10/07/04 (c)....................      Aaa           4,650       4,639,816
  Team Financing Corp.,
    7.35%, 05/15/03...............................      Aa2          11,000      11,388,410
                                                                             --------------
                                                                                 34,692,876
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 4.3%
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,308,000
  Bankers Trust New York Corp.,
    5.754%, 08/06/00..............................       A2           7,500       7,473,750
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,478,250
    7.08%, 10/30/01...............................      Baa3         35,100      35,856,054
    7.35%, 06/20/00...............................      Baa3          8,100       8,267,751
    8.125%, 03/01/00..............................      Baa3         13,150      13,534,637
  Chemical Banking,
    5.891%, 02/28/00..............................      Aa3           4,000       4,017,600
  Citicorp,
    5.748%, 08/13/01..............................      Aa3           3,000       3,005,400
  First Chicago NBD Corp.,
    5.788%, 09/23/02..............................       A1           8,000       7,964,000
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49 (c)...........................       A3          10,000      10,254,400
  Merita Bank Ltd.,
    7.50%, 12/29/49...............................       NR          15,000      15,561,600
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,400       8,658,132
  Nationsbank Corp.,
    5.858%, 06/19/02..............................       A1           5,000       5,028,300
  Okobank, (Finland),
    7.238%, 09/29/49 (c)..........................       A3          18,750      18,328,125
    7.325%, 10/29/49..............................       A3           9,000       9,081,000
    7.70%, 10/29/49...............................       A3           3,500       3,531,500

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (c)...........................      Aa3       $  17,400  $   17,740,342
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000      10,200,000
                                                                             --------------
                                                                                211,288,841
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.3%
  Cable & Wire Communications, Inc.,
    6.375%, 03/06/03..............................      Baa1          8,400       8,421,000
    6.625%, 03/06/05..............................      Baa1          4,600       4,628,750
  Continental Cablevision,
    Inc., 8.50%, 09/15/01.........................      Ba2           5,545       5,889,455
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Baa3         12,000      11,955,720
    6.375%, 09/15/99..............................      Baa3          8,000       8,036,720
    7.375%, 02/15/00..............................      Ba1          40,700      41,556,735
    8.25%, 01/15/03...............................      Baa3          2,000       2,160,360
    9.25%, 04/15/02...............................      Baa3          9,500      10,472,040
    9.875%, 06/15/22..............................      Baa3         12,900      17,504,010
                                                                             --------------
                                                                                110,624,790
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.7%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         23,000      22,770,000
    6.50%, 04/15/08...............................      Baa1         11,700      11,551,878
                                                                             --------------
                                                                                 34,321,878
                                                                             --------------
CONSULTING -- 1.0%
  Comdisco, Inc., M.T.N.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.11%, 08/04/99...............................      Baa1         12,500      12,533,375
    6.375%, 11/30/01..............................      Baa1         21,500      21,591,160
                                                                             --------------
                                                                                 46,593,285
                                                                             --------------
CONSUMER SERVICES
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,700,650
                                                                             --------------
CONTAINERS -- 0.9%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          30,000      30,291,000
    7.50%, 05/15/10...............................      Ba1             800         811,176
    7.80%, 05/15/18...............................      Ba1          12,000      12,307,320
                                                                             --------------
                                                                                 43,409,496
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCT -- 0.1%
  National Australia,
    6.40%, 12/10/07...............................                    5,600       5,772,088
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.2%
  Mallinckrodt, Inc.,
    6.30%, 03/15/01...............................      Baa2         11,500      11,485,625
                                                                             --------------
FINANCIAL SERVICES -- 14.3%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000      14,561,700
    7.25%, 08/16/99...............................       B2           3,000       2,964,210
    7.50%, 08/28/00...............................      Ba2          35,000      33,813,150
  Arkwright Corp.,,
    9.625%, 08/15/26..............................      Baa3          8,000       9,330,000
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         35,500      35,587,330
  Avco Financial Services,
    5.739%, 11/17/99..............................       A2           3,500       3,496,150
  Bear Stearns & Co,
    6.50%, 07/05/00...............................       A2          20,000      20,180,400

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Central Hispano Financial Services,
    6.219%, 04/28/05..............................       A3       $  10,000  $   10,040,000
  Conseco, Inc.,
    6.80%, 06/15/05 (c)...........................      Baa3         13,000      12,951,250
    8.70%, 11/15/26...............................      Ba2          29,813      33,515,809
    8.796%, 04/01/27..............................      Ba2           9,400      10,650,012
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1          34,000      33,983,680
    8.375%, 08/15/03..............................      Ba1          16,085      16,657,465
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,424,707
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         11,200      11,256,000
    6.95%, 03/01/04...............................      Baa2         17,500      17,740,625
    7.00%, 06/15/00...............................      Baa2         23,000      23,345,000
    7.50%, 06/15/03...............................      Baa3          5,000       5,297,500
    8.75%, 12/15/99...............................      Baa2          5,000       5,200,000
  Ford Motor Credit Co.,
    5.813%, 02/13/03..............................       A1           4,000       3,999,040
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A2          30,300      30,224,250
  Lehman Brothers Holdings, Inc.,
    5.988%, 09/03/02..............................      Baa1          4,000       3,992,360
    6.33%, 08/01/00...............................      Baa1         30,000      30,166,200
    6.40%, 08/30/00...............................      Baa1         79,000      79,444,770
    6.71%, 10/12/99...............................      Baa1          6,000       6,056,940
    6.89%, 10/10/00...............................      Baa1         10,545      10,729,221
    7.125%, 07/15/02..............................      Baa1         16,000      16,516,320
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,224,425
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    5.838%, 06/24/03..............................      Aa3           4,000       3,996,000
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          20,000      19,986,000
    5.941%, 02/13/01..............................       A1           2,000       2,000,000
    6.09%, 03/09/01...............................       A1          21,000      21,027,300
  PaineWebber Group, Inc.,
    7.015%, 02/10/04..............................      Baa1          6,000       6,250,080
    7.625%, 10/15/08..............................      Baa1          5,000       5,418,400
  PT Alatief Freeport Financial Co., Sr. Notes
    (Netherlands),
    9.75%, 04/15/01...............................       B3           8,950       7,965,500
  Salomon, Inc.,
    6.50%, 03/01/00 (c)...........................       A2          38,500      38,792,600
    6.59%, 02/21/01...............................       A2           9,750       9,885,135
    6.75%, 02/15/03...............................      Baa1          5,000       5,100,350
    7.25%, 05/01/01...............................       A2           8,625       8,869,691
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,016,200
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          36,454      36,444,440
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         12,000      12,919,560
  US West Capital Corp.,
    6.875%, 07/15/28..............................       A3          12,700      12,706,350
                                                                             --------------
                                                                                695,726,120
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FOREST PRODUCTS -- 0.4%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3      $  17,500  $   17,478,125
                                                                             --------------
INDUSTRIAL -- 1.8%
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,315,000
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,494,375
    7.70%, 06/15/28...............................      Baa1          5,000       5,052,700
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          50,000      49,941,500
    6.50%, 05/15/03...............................      Baa1         20,000      19,955,400
                                                                             --------------
                                                                                 86,758,975
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          23,703      23,100,944
    6.75%, 11/15/03...............................      Baa2         21,500      20,792,650
                                                                             --------------
                                                                                 43,893,594
                                                                             --------------
MEDIA -- 1.5%
  CBS Corp.,
    7.15%, 05/20/05...............................      Ba1           9,100       9,100,000
  Paramount Communications, Inc., Sr. Notes,
    7.50%, 01/15/02...............................      Ba2           6,425       6,598,539
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,564,285
    8.11%, 08/15/06...............................      Baa3          1,500       1,653,540
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          27,975      29,805,964
                                                                             --------------
                                                                                 74,722,328
                                                                             --------------
MISCELLANEOUS -- 0.3%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba1          10,000       9,961,600
    7.60%, 06/01/08...............................      Ba1           6,100       6,072,977
                                                                             --------------
                                                                                 16,034,577
                                                                             --------------
OIL & GAS SERVICES -- 3.5%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,116,000
  KN Energy, Inc.,
    6.30%, 03/01/01...............................      Baa2         27,550      27,595,733
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1          37,050      36,664,680
    6.75%, 04/15/05...............................      Ba1          34,000      33,616,820
  Vastar Resources,
    6.00%, 04/20/10...............................      Baa1         10,000       9,996,000
  Williams Companies, Inc.,
    5.95%, 02/15/00...............................      Baa2         37,000      36,863,100
    5.95%, 02/15/10...............................                   22,000      21,918,600
                                                                             --------------
                                                                                170,770,933
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.3%
  ERP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,988,000
    6.625%, 02/15/05..............................      Bbb1         17,938      17,950,557
    6.63%, 04/13/15...............................       A3          22,400      22,512,000
  Felcor Suite Hotels, Inc.,
    7.625%, 10/01/07..............................      Ba1           8,000       7,961,360
  First Industrial, L.P.,
    6.50%, 04/05/11...............................      Baa2          9,000       9,011,250
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,443,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Simon Debartolo Group, Inc.,
    6.75%, 07/15/04...............................      Baa1      $   8,000  $    7,990,640
    6.75%, 06/15/05...............................      Baa1         17,500      17,390,625
    6.875%, 10/27/05..............................      Baa1         14,858      14,827,987
                                                                             --------------
                                                                                111,076,169
                                                                             --------------
RETAIL -- 3.6%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 (c)..........................      Baa2         41,030      43,828,246
    8.50%, 06/15/03...............................      Baa2         32,400      35,316,000
    10.00%, 02/15/01..............................      Baa2         54,037      58,846,293
  Fred Meyer, Inc.,
    7.15%, 03/01/03...............................      Ba2          30,000      30,147,900
  Rite Aid Corp.,
    6.70%, 12/15/01...............................      Baa1          5,000       5,075,000
                                                                             --------------
                                                                                173,213,439
                                                                             --------------
TELECOMMUNICATIONS -- 1.2%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Baa1         22,550      23,389,537
    7.50%, 03/01/06...............................      Baa1         25,000      26,649,500
    7.60%, 04/01/09...............................      Baa1          6,250       6,762,313
                                                                             --------------
                                                                                 56,801,350
                                                                             --------------
TOBACCO -- 1.3%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          40,000      39,950,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          6,900       7,195,804
    9.25%, 08/15/13...............................      Baa3         13,571      14,638,495
                                                                             --------------
                                                                                 61,784,299
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING
  Federal Express Corp., M.T.N.,
    10.05%, 06/15/99..............................      Baa3            500         517,860
                                                                             --------------
UTILITIES -- 1.1%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         14,000      14,537,880
    7.625%, 01/15/07..............................      Baa3         16,000      17,008,480
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1          4,000       4,074,840
    6.875%, 12/15/07..............................      Baa1          4,550       4,671,986
  Hydro-Quebec, (Canada),
    5.813%, 09/29/49..............................       A+           4,000       3,540,000
  Niagara Mohawk Power,
    7.375%, 08/01/03..............................      Ba1          10,000      10,425,600
                                                                             --------------
                                                                                 54,258,786
                                                                             --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 10.4%
  United States Treasury Bonds,
    5.50%, 05/31/03...............................                   11,100      11,101,776
    8.00%, 11/15/21...............................                   97,700     125,941,162

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United States Treasury Notes,
    5.375%, 02/15/01..............................                $  11,200  $   11,161,472
    5.50%, 01/31/03...............................                   14,000      13,989,080
    5.50%, 02/15/08...............................                    6,600       6,595,842
    5.625%, 05/15/08..............................                   55,125      55,874,149
    5.75%, 04/30/03...............................                   27,680      27,871,584
    5.875%, 02/15/04..............................                   20,200      20,572,488
    6.125%, 11/15/27..............................                  153,350     164,323,726
    6.50%, 05/31/01...............................                   43,400      44,511,908
    6.50%, 05/15/05...............................                   15,900      16,781,973
    7.875%, 11/15/04..............................                    6,500       7,300,280
                                                                             --------------
                                                                                506,025,440
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 0.5%
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2          16,500      13,860,000
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR           9,000       7,200,000
  Republic of Panama,
    6.75%, 05/14/02...............................      Ba1             923         900,023
  United Mexican States,
    7.002%, 06/27/02..............................      Ba2           1,000         976,000
                                                                             --------------
                                                                                 22,936,023
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,749,284,969)....................................................   2,792,619,722
                                                                             --------------

COMMON STOCKS -- 36.3%                                 SHARES
                                                    -------------
AEROSPACE -- 0.7%
  Aeroquip-Vickers, Inc...........................          4,400         256,850
  AlliedSignal, Inc...............................         88,300       3,918,312
  Boeing Co.......................................        156,500       6,974,031
  GenCorp, Inc....................................        100,000       2,525,000
  General Dynamics Corp...........................         19,700         916,050
  Goodrich (B.F.) Co..............................         11,300         560,762
  Litton Industries, Inc. (c).....................         78,900       4,655,100
  Lockheed Martin Corp............................         30,400       3,218,600
  Northrop Grumman Corp...........................         10,500       1,082,812
  Parker-Hannifin Corp............................         43,925       1,674,641
  Raytheon Co. (Class "B" Stock)..................         38,300       2,264,487
  United Technologies Corp........................         36,500       3,376,250
                                                                   --------------
                                                                       31,422,895
                                                                   --------------
AIRLINES -- 0.6%
  AMR Corp. (a)...................................        186,200      15,501,150
  Delta Air Lines, Inc............................         11,700       1,512,225
  Southwest Airlines Co...........................         34,600       1,025,025
  US Airways Group, Inc. (a)......................        129,200      10,239,100
                                                                   --------------
                                                                       28,277,500
                                                                   --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...         73,800       2,449,237
  Nike, Inc. (Class "B" Stock)....................         45,500       2,215,281
  Phillips-Van Heusen Corp........................         96,300       1,420,425
  Reebok International Ltd. (a)...................          8,800         243,650
                                                                   --------------
                                                                        6,328,593
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Chrysler Corp...................................        249,400      14,059,925
  Cummins Engine Co., Inc.........................          6,000         307,500
  Dana Corp.......................................         16,400         877,400
  Echlin, Inc.....................................          9,900         485,719
  Ford Motor Co...................................        283,500      16,726,500
  General Motors Corp.............................        221,800      14,819,012

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Genuine Parts Co................................         28,000  $      967,750
  Johnson Controls, Inc...........................         13,200         754,875
  Mascotech, Inc..................................         96,000       2,304,000
  Midas, Inc......................................         22,500         452,812
  Navistar International Corp. (a)................         11,300         326,287
  PACCAR, Inc.....................................         12,200         637,450
  Titan International, Inc........................        102,950       1,750,150
  TRW, Inc........................................         19,300       1,054,262
                                                                   --------------
                                                                       55,523,642
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.5%
  Ahmanson (H.F.) & Co............................         17,100       1,214,100
  Banc One Corp...................................        109,900       6,133,794
  Bank of New York Co., Inc.......................         59,000       3,580,562
  BankAmerica Corp................................        108,600       9,387,112
  BankBoston Corp.................................         45,600       2,536,500
  Bankers Trust Corp..............................         15,300       1,775,756
  BB&T Corp.......................................         22,300       1,508,037
  Chase Manhattan Corp............................        132,000       9,966,000
  Citicorp........................................         71,500      10,671,375
  Comerica, Inc...................................         24,700       1,636,375
  First Chicago NBD Corp..........................         45,600       4,041,300
  First Union Corp................................        151,500       8,824,875
  Fleet Financial Group, Inc......................         42,700       3,565,450
  Golden West Financial Corp......................          8,900         946,181
  Huntington Bancshares, Inc......................         30,000       1,005,000
  KeyCorp.........................................         68,800       2,451,000
  Mellon Bank Corp................................         39,900       2,778,037
  Mercantile Bancorporation, Inc..................         20,500       1,032,687
  Morgan (J.P.) & Co., Inc........................         27,800       3,256,075
  National City Corp..............................         51,400       3,649,400
  NationsBank Corp................................        147,275      11,266,537
  Northern Trust Corp.............................         17,500       1,334,375
  Norwest Corp....................................        118,300       4,421,462
  PNC Bank Corp...................................         47,800       2,572,237
  Providian Financial Corp........................         14,900       1,170,581
  Republic New York Corp..........................         17,100       1,076,231
  Summit Bancorp..................................         27,600       1,311,000
  Suntrust Banks, Inc.............................         33,000       2,683,312
  Synovus Financial Corp..........................         41,150         977,312
  U.S. Bancorp....................................        115,300       4,957,900
  Wachovia Corp...................................         32,300       2,729,350
  Wells Fargo & Co................................         13,600       5,018,400
                                                                   --------------
                                                                      119,478,313
                                                                   --------------
BUSINESS SERVICES
  Equifax, Inc....................................         23,500         853,344
  Omnicom Group, Inc..............................         25,400       1,266,825
                                                                   --------------
                                                                        2,120,169
                                                                   --------------
CHEMICALS -- 0.9%
  Air Products & Chemicals, Inc...................         36,900       1,476,000
  Dow Chemical Co.................................         35,500       3,432,406
  Du Pont (E.I.) de Nemours & Co..................        177,200      13,223,550
  Eastman Chemical Co.............................         12,300         765,675
  Ferro Corp......................................        137,100       3,470,344
  FMC Corp. (a)...................................          5,400         368,212
  Hercules, Inc...................................         15,100         620,987
  Millennium Chemicals, Inc.......................        148,927       5,044,902
  Monsanto Co.....................................         92,900       5,190,787
  Engelhard Corp..................................         22,600         457,650
  Grace (W.R.) & Co...............................         11,600         197,925
  Great Lakes Chemical Corp.......................          9,400         370,712
  Morton International, Inc.......................         20,400         510,000
  Praxair, Inc....................................         24,700       1,156,269
  Raychem Corp....................................         13,300         393,181

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Nalco Chemical Co...............................         10,400  $      365,300
  OM Group, Inc...................................         64,400       2,656,500
  Rohm & Haas Co..................................          9,600         997,800
  Sigma-Aldrich Corp..............................         15,700         551,462
  Union Carbide Corp..............................         19,300       1,030,137
                                                                   --------------
                                                                       42,279,799
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a)...............................        126,900       2,649,037
  Deluxe Corp.....................................         12,700         454,819
  Moore Corp. Ltd.................................         13,900         184,175
                                                                   --------------
                                                                        3,288,031
                                                                   --------------
COMPUTER SERVICES -- 1.4%
  3Com Corp. (a)..................................         55,500       1,703,156
  Adobe Systems, Inc..............................         10,800         458,325
  Autodesk, Inc...................................          7,300         281,962
  Automatic Data Processing, Inc..................         46,800       3,410,550
  Bay Networks, Inc. (a)..........................         34,400       1,109,400
  Cabletron Systems, Inc. (a).....................         24,800         333,250
  Ceridian Corp. (a)..............................         11,300         663,875
  Computer Associates International, Inc..........         85,500       4,750,594
  Computer Sciences Corp. (a).....................         24,400       1,561,600
  EMC Corp. (a)...................................         77,700       3,481,931
  First Data Corp.................................         67,000       2,231,937
  Microsoft Corp. (a).............................        381,300      41,323,387
  Novell, Inc. (a)................................         55,000         701,250
  Oracle Corp. (a)................................        154,100       3,785,081
  Parametric Technology Corp. (a).................         40,200       1,090,425
  Silicon Graphics, Inc. (a)......................         29,400         356,475
                                                                   --------------
                                                                       67,243,198
                                                                   --------------
COMPUTERS -- 1.3%
  Apple Computer, Inc. (a)........................         20,800         596,700
  Cisco Systems, Inc. (a).........................        159,400      14,674,762
  Compaq Computer Corp............................        258,789       7,343,138
  Data General Corp. (a)..........................          7,600         113,525
  Dell Computer Corp. (a).........................        102,200       9,485,437
  Gateway 2000, Inc. (a)..........................         24,300       1,230,187
  Hewlett-Packard Co..............................        162,900       9,753,637
  International Business Machines Corp............        152,300      17,485,944
  Seagate Technology, Inc. (a)....................         37,900         902,494
  Sun Microsystems, Inc. (a)......................         59,100       2,567,156
                                                                   --------------
                                                                       64,152,980
                                                                   --------------
CONSTRUCTION -- 0.3%
  Centex Corp.....................................          9,300         351,075
  Fluor Corp......................................         13,100         668,100
  Foster Wheeler Corp.............................          6,400         137,200
  Oakwood Homes Corp..............................        141,600       4,248,000
  Owens Corning...................................          8,400         342,825
  Pulte Corp......................................          6,600         197,175
  Standard Pacific Corp...........................        156,600       3,229,875
  Webb (Del E.) Corp..............................        142,600       3,698,687
                                                                   --------------
                                                                       12,872,937
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp.......................................          4,700         188,881
  Bemis Co., Inc..................................          8,300         339,262
  Crown Cork & Seal Co., Inc......................         20,100         954,750
  Owens-Illinois, Inc. (a)........................         82,500       3,691,875
  Sealed Air Corp. (a)............................         12,900         474,075
  Stone Container Corp. (a).......................         15,600         243,750
                                                                   --------------
                                                                        5,892,593
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)............          8,900  $      258,100
  Avon Products, Inc..............................         20,700       1,604,250
  Colgate-Palmolive Co............................         46,300       4,074,400
  Gillette Co.....................................        175,400       9,942,987
  International Flavors & Fragrances, Inc.........         17,100         742,781
  Procter & Gamble Co.............................        210,200      19,141,337
                                                                   --------------
                                                                       35,763,855
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.............................         16,100         865,375
  Pitney Bowes, Inc...............................         42,800       2,059,750
  Unisys Corp. (a)................................         39,100       1,104,575
  Xerox Corp......................................         51,000       5,182,875
                                                                   --------------
                                                                        9,212,575
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp..................................         25,400       1,600,200
  Fortune Brands, Inc.............................         26,900       1,033,969
  General Electric Capital Corp...................        512,500      46,637,500
                                                                   --------------
                                                                       49,271,669
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.2%
  Abbott Laboratories.............................        239,600       9,793,650
  Allergan, Inc...................................         10,200         473,025
  ALZA Corp. (a)..................................         13,400         579,550
  American Home Products Corp.....................        203,500      10,531,125
  Amgen, Inc. (a).................................         41,200       2,693,450
  Bard (C.R.), Inc................................          8,900         338,756
  Bausch & Lomb, Inc..............................          8,700         436,087
  Baxter International, Inc.......................         43,900       2,362,369
  Becton, Dickinson & Co..........................         19,100       1,482,637
  Biomet, Inc.....................................         17,500         578,594
  Boston Scientific Corp. (a).....................         30,500       2,184,562
  Bristol-Myers Squibb Co.........................        155,700      17,895,769
  Cardinal Health, Inc............................         17,200       1,612,500
  Guidant Corp....................................         23,600       1,682,975
  Johnson & Johnson...............................        210,600      15,531,750
  Lilly (Eli) & Co................................        173,700      11,475,056
  Mallinckrodt, Inc...............................         11,400         338,437
  Medtronic, Inc..................................         73,400       4,679,250
  Merck & Co., Inc................................        187,700      25,104,875
  Pfizer, Inc.....................................        202,500      22,009,219
  Pharmacia & Upjohn, Inc.........................         79,500       3,666,937
  Schering-Plough Corp............................        114,700      10,509,387
  St. Jude Medical, Inc. (a)......................         14,400         530,100
  United States Surgical Corp.....................         11,900         542,937
  Warner-Lambert Co...............................        127,900       8,873,062
                                                                   --------------
                                                                      155,906,059
                                                                   --------------
ELECTRONICS -- 0.9%
  Advanced Micro Devices, Inc. (a)................         22,200         378,787
  AMP Inc.........................................         34,500       1,185,937
  Applied Materials, Inc. (a).....................         57,300       1,690,350
  Belden, Inc.....................................         68,200       2,088,625
  EG&G, Inc.......................................          7,100         213,000
  Emerson Electric Co.............................         69,400       4,190,025
  Grainger (W.W.), Inc............................         15,600         777,075
  Harris Corp.....................................         12,500         558,594
  Honeywell, Inc..................................         19,900       1,662,894
  Intel Corp......................................        256,200      18,990,825
  KLA-Tencor Corp. (a)............................         13,200         365,475
  LSI Logic Corp. (a).............................         22,200         511,987
  Micron Technology, Inc. (a).....................         33,100         821,294

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Motorola, Inc...................................         93,500  $    4,914,594
  Perkin-Elmer Corp...............................          7,600         472,625
  Rockwell International Corp.....................         31,500       1,513,969
  Tektronix, Inc..................................          7,900         279,462
  Texas Instruments, Inc..........................         61,100       3,562,894
  Thomas & Betts Corp.............................          8,600         423,550
                                                                   --------------
                                                                       44,601,962
                                                                   --------------
ENGINEERING & CONSTRUCTION
  Giant Cement Holdings, Inc. (a).................         59,100       1,691,737
                                                                   --------------
ENVIRONMENTAL SERVICES
  Browning-Ferris Industries, Inc.................         28,800       1,000,800
                                                                   --------------
FINANCIAL SERVICES -- 2.1%
  American Express Co.............................         72,800       8,299,200
  Associates First Capital Corp...................         79,327       6,098,263
  Beneficial Corp.................................          8,300       1,271,456
  Block (H.R.), Inc...............................         16,400         690,850
  Countrywide Credit Industries, Inc..............         17,000         862,750
  Federal Home Loan Mortgage Corp.................        108,800       5,120,400
  Federal National Mortgage Association...........        166,200      10,096,650
  Fifth Third Bancorp.............................         36,500       2,299,500
  Franklin Resource, Inc..........................         39,600       2,138,400
  Green Tree Financial Corp.......................         21,300         911,906
  Household International, Inc....................         50,300       2,502,425
  Lehman Brothers Holdings, Inc...................        190,000      14,736,875
  MBNA Corp.......................................         78,500       2,590,500
  Merrill Lynch & Co., Inc........................        111,400      10,276,650
  Morgan Stanley Dean Witter & Co.................        147,690      13,495,174
  Schwab (Charles) Corp...........................         41,600       1,352,000
  State Street Corp...............................         25,200       1,751,400
  Sunamerica, Inc.................................         30,600       1,757,587
  Transamerica Corp...............................          9,800       1,128,225
  Travelers Group, Inc............................        230,550      13,977,094
  Washington Mutual, Inc..........................         60,450       2,625,797
                                                                   --------------
                                                                      103,983,102
                                                                   --------------
FOOD & BEVERAGES -- 1.7%
  Anheuser-Busch Companies, Inc...................         76,700       3,619,281
  Archer-Daniels-Midland Co.......................         89,500       1,734,062
  Bestfoods.......................................         45,100       2,618,619
  Brown-Forman Corp. (Class "B" Stock)............         10,800         693,900
  Campbell Soup Co................................         71,500       3,798,437
  Coca-Cola Co....................................        387,300      33,114,150
  ConAgra, Inc....................................         74,500       2,360,719
  Coors (Adolph) Co. (Class "B" Stock)............          5,800         197,200
  General Mills, Inc..............................         24,800       1,695,700
  Giant Food, Inc. (Class "A" Stock)..............          9,400         404,787
  Heinz (H.J.) & Co...............................         57,200       3,210,350
  Hershey Foods Corp..............................         22,400       1,545,600
  Kellogg Co......................................         64,400       2,419,025
  PepsiCo, Inc....................................        237,600       9,786,150
  Pioneer Hi-Bred International, Inc..............         38,300       1,584,662
  Quaker Oats Co..................................         21,700       1,192,144
  Ralston-Ralston Purina Group....................         16,800       1,962,450
  Sara Lee Corp...................................         74,100       4,144,969
  Seagram Co., Ltd................................         55,800       2,284,312
  Sysco Corp......................................         53,300       1,365,812
  Whitman Corp....................................        135,000       3,096,562
  Wrigley (William) Jr. Co........................         18,200       1,783,600
                                                                   --------------
                                                                       84,612,491
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOREST PRODUCTS -- 0.5%
  Boise Cascade Corp..............................        145,600  $    4,768,400
  Champion International Corp.....................         96,200       4,731,837
  Fort James Corp.................................         32,700       1,455,150
  Georgia-Pacific Corp............................         14,500         854,594
  International Paper Co..........................         47,300       2,033,900
  Louisiana-Pacific Corp..........................        175,400       3,201,050
  Mead Corp.......................................         96,500       3,063,875
  Potlatch Corp...................................          4,500         189,000
  Temple-Inland, Inc..............................          8,900         479,487
  Union Camp Corp.................................         10,900         540,912
  Westvaco Corp...................................         16,000         452,000
  Weyerhaeuser Co.................................         31,300       1,445,669
  Willamette Industries, Inc......................         70,300       2,249,600
                                                                   --------------
                                                                       25,465,474
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group...........................         13,000         723,125
  Consolidated Natural Gas Co.....................         15,000         883,125
  Peoples Energy Corp.............................          5,500         212,437
  Sempra Energy (a)...............................         19,699         546,668
  Sonat, Inc......................................         17,200         664,350
  Williams Companies, Inc.........................         64,400       2,173,500
                                                                   --------------
                                                                        5,203,205
                                                                   --------------
HEALTHCARE -- 0.1%
  Smith (A.O.) Corp...............................         71,500       3,695,656
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp....................        305,200       8,888,950
  Healthsouth Corp. (a)...........................         61,600       1,643,950
  Humana, Inc. (a)................................         25,700         801,519
  Manor Care, Inc.................................         10,000         384,375
  Service Corp. International.....................         39,400       1,689,275
  Shared Medical Systems Corp.....................          4,100         301,094
  Tenet Healthcare Corp. (a)......................         48,000       1,500,000
                                                                   --------------
                                                                       15,209,163
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.......................................         16,200       1,545,075
  Kimberly-Clark Corp.............................         87,000       3,991,125
  Leggett & Platt, Inc............................        116,600       2,915,000
                                                                   --------------
                                                                        8,451,200
                                                                   --------------
HOUSING RELATED -- 0.4%
  Armstrong World Industries, Inc.................          6,400         431,200
  Fleetwood Enterprises, Inc......................          5,700         228,000
  Hanson, PLC, ADR, (United Kingdom)..............        305,362       9,256,286
  Kaufman & Broad Home Corp.......................          6,100         193,675
  Lowe's Companies, Inc...........................         54,800       2,222,825
  Masco Corp......................................         25,900       1,566,950
  Maytag Corp.....................................         14,900         735,687
  Owens Corning...................................        100,100       4,085,331
  Stanley Works...................................         14,000         581,875
  Tupperware Corp.................................          9,600         270,000
  Whirlpool Corp..................................         11,700         804,375
                                                                   --------------
                                                                       20,376,204
                                                                   --------------
INSURANCE -- 1.6%
  Aetna, Inc......................................         23,300       1,773,712
  Allstate Corp...................................         67,200       6,153,000
  American General Corp...........................         39,700       2,826,144
  American International Group, Inc...............        109,900      16,045,400
  Aon Corp........................................         26,300       1,847,575
  Berkley (W.R.) Corp.............................         43,100       1,726,694
  Chubb Corp......................................         26,700       2,146,012
  CIGNA Corp......................................         34,800       2,401,200

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cincinnati Financial Corp.......................         25,800  $      990,075
  Conseco, Inc....................................         29,500       1,379,125
  Financial Security Assurance Holdings Ltd.......         34,600       2,032,750
  General Re Corp.................................         12,300       3,118,050
  Hartford Financial Services Group, Inc..........         18,500       2,115,937
  Jefferson-Pilot Corp............................         16,600         961,762
  Lincoln National Corp...........................         16,000       1,462,000
  Loews Corp......................................         47,500       4,138,437
  Marsh & McLennan Companies, Inc.................         39,900       2,411,456
  MBIA, Inc.......................................         15,300       1,145,587
  MGIC Investment Corp............................         17,900       1,021,419
  PennCorp Financial Group, Inc...................         81,600       1,672,800
  Progressive Corp................................         11,300       1,593,300
  Provident Companies, Inc........................         54,300       1,873,350
  Reinsurance Group of America, Inc...............        117,450       6,944,231
  SAFECO Corp.....................................         22,100       1,004,169
  St. Paul Companies, Inc.........................         36,200       1,522,662
  TIG Holdings, Inc...............................         86,900       1,998,700
  Torchmark Corp..................................         21,900       1,001,925
  Trenwick Group, Inc.............................         65,950       2,561,745
  United Healthcare Corp..........................         29,500       1,873,250
  UNUM Corp.......................................         21,700       1,204,350
                                                                   --------------
                                                                       78,946,817
                                                                   --------------
INTRUMENTS - CONTROLS
  Flowserve Corp..................................         40,186         989,580
  Parker Hannifin Corp............................         17,400         663,375
                                                                   --------------
                                                                        1,652,955
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp..................................         15,600         386,100
  Disney (Walt) Co................................        105,700      11,105,106
  Harrah's Entertainment, Inc. (a)................         15,800         367,350
  King World Productions, Inc. (a)................         11,500         293,250
  Mirage Resorts, Inc. (a)........................         28,100         598,881
                                                                   --------------
                                                                       12,750,687
                                                                   --------------
LODGING
  Hilton Hotels Corp..............................         39,200       1,117,200
  Marriott International, Inc. (Class "A"
    Stock)........................................         40,000       1,295,000
                                                                   --------------
                                                                        2,412,200
                                                                   --------------
MACHINERY -- 0.4%
  Briggs & Stratton Corp..........................          3,900         146,006
  Case Corp.......................................        100,200       4,834,650
  Caterpillar, Inc................................         58,300       3,082,612
  Cincinnati Milacron, Inc........................          6,300         153,169
  Cooper Industries, Inc..........................         19,000       1,043,812
  Deere & Co......................................         39,100       2,067,412
  Dover Corp......................................         34,800       1,191,900
  DT Industries, Inc..............................         36,400         882,700
  Eaton Corp......................................         11,200         870,800
  Global Industrial Technologies, Inc. (a)........         62,400         897,000
  Harnischfeger Industries, Inc...................          7,500         212,344
  Ingersoll-Rand Co...............................         25,900       1,141,219
  McDermott International, Inc....................          9,500         327,156
  Paxar Corp......................................        233,725       2,687,837
  Snap-On, Inc....................................          9,500         344,375
  Timken Co.......................................          9,900         305,044
                                                                   --------------
                                                                       20,188,036
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MANUFACTURING -- 0.2%
  Hussmann International, Inc.....................         67,500  $    1,252,969
  Illinois Tool Works, Inc........................         39,100       2,607,481
  Tyco International Ltd..........................         89,600       5,644,800
                                                                   --------------
                                                                        9,505,250
                                                                   --------------
MEDIA -- 1.3%
  CBS Corp........................................        307,200       9,753,600
  Central Newspapers, Inc. (Class "A" Stock)......         50,800       3,543,300
  Clear Channel Communications, Inc. (a)..........         19,300       2,106,113
  Comcast Corp. (Special Class "A" Stock).........         54,700       2,220,478
  Donnelley (R.R.) & Sons Co......................         22,800       1,043,100
  Dow Jones & Co., Inc............................         15,100         841,825
  Dun & Bradstreet Corp...........................         26,700         964,538
  Eastman Kodak Co................................         50,900       3,718,881
  Gannett Co., Inc................................         44,400       3,155,175
  HBO & Co........................................         66,000       2,326,500
  Houghton Mifflin Co.............................         59,700       1,895,475
  Interpublic Group of Companies, Inc.............         19,700       1,195,544
  Knight Ridder, Inc..............................         71,600       3,942,475
  Lee Enterprises, Inc............................         51,700       1,583,313
  McGraw-Hill, Inc................................         15,500       1,264,219
  Mediaone Group, Inc.............................         95,100       4,178,456
  Meredith Corp...................................          8,300         389,581
  New York Times Co. (Class "A" Stock)............         15,000       1,188,750
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................         79,400       3,051,938
  Time Warner, Inc................................         90,600       7,740,638
  Times Mirror Co. (Class "A" Stock)..............         13,900         873,963
  Tribune Co......................................         19,300       1,328,081
  Viacom, Inc. (Class "B" Stock) (a)..............         55,300       3,221,225
                                                                   --------------
                                                                       61,527,168
                                                                   --------------
METALS - FERROUS -- 0.2%
  Allegheny Teledyne, Inc.........................         30,700         702,263
  Armco, Inc. (a).................................         16,900         107,738
  Bethlehem Steel Corp.(a)........................        225,200       2,800,925
  Inland Steel Industries, Inc....................          7,700         217,044
  LTV Corp........................................        208,300       1,991,869
  Material Sciences Corp. (a).....................         98,500       1,145,063
  National Steel Corp. (Class "B" Stock) (a)......         42,900         509,438
  Nucor Corp......................................         13,800         634,800
  USX-U.S. Steel Group, Inc.......................         68,500       2,260,500
  Worthington Industries, Inc.....................         15,200         228,950
                                                                   --------------
                                                                       10,598,590
                                                                   --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum Ltd..............................         35,600         983,450
  Aluminum Company of America.....................        186,900      12,323,719
  Cyprus Amax Minerals Co.........................         14,600         193,450
  Inco Ltd........................................         26,200         356,975
  Reynolds Metals Co..............................         11,600         648,875
                                                                   --------------
                                                                       14,506,469
                                                                   --------------
MINERAL RESOURCES
  ASARCO, Inc.....................................          6,300         140,175
  Burlington Resources, Inc.......................         27,600       1,188,525
  Homestake Mining Co.............................         33,100         343,413
  Phelps Dodge Corp...............................          9,200         526,125
                                                                   --------------
                                                                        2,198,238
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  Coltec Industries, Inc..........................         44,400  $      882,450
  Crane Co........................................          7,200         349,650
  Donaldson Co., Inc..............................        111,000       2,622,375
  Ecolab, Inc.....................................         20,200         626,200
  General Signal Corp.............................          6,800         244,800
  IDEX Corp.......................................         61,100       2,107,950
  ITT Industries, Inc.............................         18,500         691,438
  Laidlaw, Inc....................................         51,500         627,656
  Mark IV Industries, Inc.........................         87,942       1,901,746
  Millipore Corp..................................          6,800         185,300
  NACCO Industries, Inc. (Class "A" Stock)........          1,300         168,025
  Pall Corp.......................................         19,500         399,750
  PPG Industries, Inc.............................         27,900       1,940,794
  Textron, Inc....................................         25,700       1,842,369
  Thermo Electron Corp. (a).......................         24,900         851,269
  Trinity Industries, Inc.........................         53,100       2,203,650
  Wolverine Tube, Inc. (a)........................         37,600       1,428,800
  York International Corp.........................         27,400       1,193,613
                                                                   --------------
                                                                       20,267,835
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.4%
  American Greetings Corp. (Class "A" Stock)......         11,400         580,688
  Black & Decker Corp.............................         14,900         908,900
  Corning, Inc....................................         36,200       1,257,950
  Eastman Kodak Co................................         36,500       2,666,781
  Jostens, Inc....................................          6,100         147,163
  Minnesota Mining & Manufacturing Co.............         64,000       5,260,000
  Polaroid Corp...................................          7,000         248,938
  Rubbermaid, Inc.................................         23,500         779,906
  Unilever N.V., ADR, (United Kingdom)............        100,300       7,917,431
                                                                   --------------
                                                                       19,767,757
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc....................................         26,700       1,016,269
                                                                   --------------
OIL & GAS -- 2.2%
  Amerada Hess Corp...............................         14,400         782,100
  Amoco Corp......................................        152,500       6,347,813
  Anadarko Petroleum Corp.........................          9,400         631,563
  Ashland, Inc....................................         11,800         609,175
  Atlantic Richfield Co...........................         50,200       3,921,875
  Basin Exploration, Inc. (a).....................         17,700         311,963
  Cabot Oil & Gas Corp. (Class "A" Stock).........         90,100       1,802,000
  Chevron Corp....................................        102,900       8,547,131
  Coastal Corp....................................         16,600       1,158,888
  Eastern Enterprises.............................          3,200         137,200
  Enron Oil & Gas Co..............................         49,200         996,300
  Exxon Corp......................................        386,200      27,540,888
  Kerr-McGee Corp.................................          7,500         434,063
  Mobil Corp......................................        122,800       9,409,550
  Murphy Oil Corp.................................         28,100       1,424,319
  NICOR, Inc......................................          7,600         304,950
  Noble Affiliates, Inc...........................         51,700       1,964,600
  Pennzoil Co.....................................          7,400         374,625
  Phillips Petroleum Co...........................         41,200       1,985,325
  Pioneer Natural Resources Co....................        340,244       8,123,326
  Royal Dutch Petroleum Co........................        335,800      18,406,038
  Seagull Energy Corp. (a)........................         63,700       1,055,031
  Sun Co., Inc....................................         14,800         574,425
  Texaco, Inc.....................................         85,800       5,121,188
  Union Pacific Resources Group, Inc..............         39,800         698,988

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Unocal Corp.....................................         38,600  $    1,379,950
  USX-Marathon Group..............................         45,200       1,550,925
  Western Gas Resources, Inc......................        104,700       1,531,238
                                                                   --------------
                                                                      107,125,437
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.3%
  Elf Aquitaine SA, ADR, (France).................        126,900       9,009,900
  Occidental Petroleum Corp.......................         53,100       1,433,700
  Oryx Energy Co. (a).............................        142,100       3,143,963
                                                                   --------------
                                                                       13,587,563
                                                                   --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp.....................................         15,000         472,500
  Baker Hughes, Inc...............................         26,500         915,906
  Dresser Industries, Inc.........................         27,500       1,211,719
  Enron Corp......................................         51,400       2,778,813
  Halliburton Co..................................         41,000       1,827,063
  Helmerich & Payne, Inc..........................          7,900         175,775
  J. Ray McDermott, SA (a)........................        166,500       6,909,750
  McDermott International, Inc....................        299,200      10,303,700
  ONEOK, Inc......................................          4,900         195,388
  Rowan Companies, Inc. (a).......................         13,600         264,350
  Schlumberger Ltd................................         78,000       5,328,375
  Western Atlas, Inc. (a).........................          8,500         721,438
                                                                   --------------
                                                                       31,104,777
                                                                   --------------
PAPER PRODUCTS -- 0.1%
  Boise Cascade Corp..............................          8,800         288,200
  Champion International Corp. Co.................         15,100         742,731
  Louisiana-Pacific Corp..........................         17,200         313,900
  Mead Corp.......................................         16,400         520,700
  Willamette Industries...........................         17,400         556,800
                                                                   --------------
                                                                        2,422,331
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)......................         83,600         809,875
  Barrick Gold Corp...............................         58,500       1,122,469
  Battle Mountain Gold Co.........................         36,000         213,750
  Freeport-McMoRan Copper & Gold, Inc.............         30,300         460,181
  Newmont Mining Corp.............................         24,500         578,813
  Placer Dome, Inc................................         38,700         454,725
                                                                   --------------
                                                                        3,639,813
                                                                   --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe Corp...............         24,500       2,405,594
  CSX Corp........................................         34,200       1,556,100
  Norfolk Southern Corp...........................         59,100       1,761,919
  Union Pacific Corp..............................         38,700       1,707,638
                                                                   --------------
                                                                        7,431,251
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Crescent Operating, Inc. (a)....................         17,360         295,120
  Crescent Real Estate Equities Co................        271,300       9,122,463
  Equity Residential Properties Trust.............         14,600         692,588
  Vornado Realty Trust............................         94,300       3,742,531
                                                                   --------------
                                                                       13,852,702
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc.........................          1,200          19,050
  McDonald's Corp.................................        107,900       7,445,100
  Tricon Global Restaurants, Inc. (a).............         23,800         754,163
  Wendy's International, Inc......................         20,700         486,450
                                                                   --------------
                                                                        8,704,763
                                                                   --------------
RETAIL -- 2.2%
  Albertson's, Inc................................         38,500       1,994,781
  American Stores Co..............................         42,800       1,035,225
  AutoZone, Inc. (a)..............................         23,800         760,113

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Bombay Company, Inc. (a)........................        141,500  $      672,125
  Charming Shoppes, Inc. (a)......................        824,800       3,917,800
  Circuit City Stores, Inc........................         15,500         726,563
  Consolidated Stores Corp. (a)...................         16,900         612,625
  Costco Companies, Inc. (a)......................         33,600       2,118,900
  CVS Corp........................................         59,800       2,328,463
  Dayton-Hudson Corp..............................         68,500       3,322,250
  Designs, Inc. (a)...............................         52,800          82,500
  Dillard's, Inc..................................         49,600       2,055,301
  Federated Department Stores, Inc. (a)...........         32,900       1,770,431
  Fruit of the Loom, Inc. (a).....................         11,500         381,656
  Great Atlantic & Pacific Tea Co., Inc...........          6,000         198,375
  Harcourt General, Inc...........................         11,100         660,450
  Home Depot, Inc.................................        114,550       9,514,809
  IKON Office Solutions, Inc......................         21,100         307,269
  Jan Bell Marketing, Inc. (a)....................        153,800         999,700
  Kmart Corp. (a).................................        696,000      13,398,000
  Kroger Co. (a)..................................         39,923       1,711,699
  Liz Claiborne, Inc..............................         10,500         548,625
  Longs Drug Stores, Inc..........................          6,100         176,138
  May Department Stores Co........................         36,200       2,371,100
  Mercantile Stores Co., Inc......................          5,600         442,050
  Newell Co.......................................         24,900       1,240,331
  Nordstrom, Inc..................................         12,100         934,725
  Penney (J.C.) Co., Inc..........................         39,100       2,827,419
  Pep Boys - Manny, Moe & Jack....................          9,900         187,481
  Rite Aid Corp...................................         40,400       1,517,525
  Sears, Roebuck & Co.............................         61,400       3,749,238
  Sherwin-Williams Co.............................         27,100         897,688
  Supervalu, Inc..................................          9,400         417,125
  Tandy Corp......................................         16,200         859,613
  The Gap, Inc....................................         62,000       3,820,750
  The Limited, Inc................................        250,600       8,301,126
  TJX Companies, Inc..............................         50,600       1,220,725
  Toys 'R' Us, Inc. (a)...........................        133,200       3,138,525
  Venator Group, Inc. (a).........................         21,100         403,538
  Wal-Mart Stores, Inc............................        351,700      21,365,775
  Walgreen Co.....................................         77,600       3,205,850
  Winn-Dixie Stores, Inc..........................         23,300       1,192,669
                                                                   --------------
                                                                      107,387,051
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co.........................         12,300         253,688
  Goodyear Tire & Rubber Co.......................         24,500       1,578,719
  Goodyear Tire & Rubber Co.......................         39,800       2,564,613
                                                                   --------------
                                                                        4,397,020
                                                                   --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)................         25,700         338,919
                                                                   --------------
STEEL
  AK Steel Holding Corp...........................         47,300         845,488
  Bethlehem Steel Corp. (a).......................         20,000         248,750
  USX U.S. Steel Group Inc........................         13,500         445,500
                                                                   --------------
                                                                        1,539,738
                                                                   --------------
TELECOMMUNICATIONS -- 2.7%
  Airtouch Communications, Inc. (a)...............         88,400       5,165,875
  Alcatel Alsthom, ADR, (France)..................        127,000       5,167,313
  Alltel Corp.....................................         28,800       1,339,200
  Ameritech Corp..................................        171,400       7,691,575
  Andrew Corp. (a)................................         13,900         251,069
  Ascend Communications, Inc. (a).................         30,200       1,496,788
  AT&T Corp.......................................        254,400      14,532,600
  Bell Atlantic Corp..............................        243,200      11,096,000
  BellSouth Corp..................................        155,300      10,424,513

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Deutsche Telekom AG, ADR, (Germany).............         45,800  $    1,259,500
  DSC Communications Corp.(a).....................         18,500         555,000
  Frontier Corp...................................         25,700         809,550
  General Instrument Corp. (a)....................         23,200         630,750
  GTE Corp........................................        150,000       8,343,750
  Lucent Technologies, Inc........................        203,800      16,953,613
  MCI Communications Corp.........................        109,100       6,341,438
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         41,100       1,022,363
  Northern Telecom Ltd............................         81,500       4,625,125
  SBC Communications, Inc.........................        287,100      11,484,000
  Scientific-Atlanta, Inc.........................         12,400         314,650
  Sprint Corp.....................................         67,300       4,744,650
  Telecomunicacoes Brasileiras, S.A., ADR,
    (Brazil)......................................         42,000       4,585,875
  Tellabs, Inc. (a)...............................         28,400       2,034,150
  US West, Inc....................................         77,860       3,659,430
  WorldCom, Inc. (a)..............................        158,600       7,682,188
                                                                   --------------
                                                                      132,210,965
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................          6,700         340,863
  Pillowtex Corp..................................         18,830         755,554
  Russell Corp....................................          5,700         172,069
  Springs Industries, Inc.........................          3,200         147,600
  Tultex Corp. (a)(b).............................         89,800         218,888
  VF Corp.........................................         19,100         983,650
                                                                   --------------
                                                                        2,618,624
                                                                   --------------
TOBACCO -- 0.6%
  B.A.T. Industries, PLC, ADR, (United Kingdom)...        107,100       2,162,081
  Philip Morris Co., Inc..........................        452,100      17,801,438
  RJR Nabisco Holdings Corp.......................        260,800       6,194,000
  UST, Inc........................................         28,900         780,300
                                                                   --------------
                                                                       26,937,819
                                                                   --------------
TOYS -- 0.1%
  Hasbro, Inc.....................................         20,800         817,700
  Mattel, Inc.....................................         45,551       1,927,377
                                                                   --------------
                                                                        2,745,077
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).......................         23,000       1,443,250
  Ryder System, Inc...............................         12,000         378,750
  Yellow Corp. (b)................................         44,300         822,319
                                                                   --------------
                                                                        2,644,319
                                                                   --------------
UTILITY - ELECTRIC -- 0.7%
  Ameren Corp.....................................         21,500         854,625
  American Electric Power Co., Inc................         29,700       1,347,638
  Baltimore Gas & Electric Co.....................         23,100         717,544
  Carolina Power & Light Co.......................         23,500       1,019,313
  Central & South West Corp.......................         33,200         892,250
  CINergy Corp....................................         24,700         864,500
  Consolidated Edison, Inc........................         36,800       1,695,100
  Dominion Resources, Inc.........................         30,300       1,234,725
  DTE Energy Co...................................         22,700         916,513
  Duke Energy Corp................................         56,400       3,341,700
  Edison International............................         59,700       1,764,881
  Entergy Corp....................................         38,200       1,098,250
  FirstEnergy Corp. (a)...........................         36,100       1,110,075
  FPL Group, Inc..................................         28,500       1,795,500
  GPU, Inc........................................         19,900         752,469
  Houston Industries, Inc.........................         44,300       1,367,763

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Niagara Mohawk Power Corp. (a)..................         22,600  $      337,588
  Northern States Power Co........................         23,300         666,963
  Pacific Gas & Electric Co.......................         59,700       1,884,281
  PacifiCorp......................................         46,400       1,049,800
  PECO Energy Co..................................         34,900       1,018,644
  PP&L Resources, Inc.............................         26,000         589,875
  Public Service Enterprise Group, Inc............         36,300       1,250,081
  Southern Co.....................................        108,100       2,993,019
  Texas Utilities Co..............................         38,600       1,606,725
  Unicom Corp.....................................         33,900       1,188,619
                                                                   --------------
                                                                       33,358,441
                                                                   --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc...........................        188,900       6,611,500
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,562,658,362)..........................................   1,767,322,183
                                                                   --------------

PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES
  Central Hispano Capital Corp.,
  (cost $31,236,595)..............................      1,225,900      31,803,437
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,343,179,926)..........................................   4,591,745,342
                                                                   --------------

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 4.9%               RATING       (000)
                                          ------------  ---------
ASSET-BACKED SECURITIES -- 0.1%
  Restructured Asset Securities Enhanced
    Return, 5.623%, 08/28/98 (b)........       NR       $   4,000       4,000,000
  Strategic Money Market Trust 1997-A,
    5.906%, 12/16/98 (b)................       NR           2,000       2,000,000
                                                                   --------------
                                                                        6,000,000
                                                                   --------------
BANK NOTES -- 0.1%
  American Express Centurion
    Bank, 5.616%, 07/22/98 (b)..........       NR           5,000       5,000,000
  US-Bank, N.A.,
    5.526%, 7/21/98 (b).................       NR           1,000         999,754
                                                                   --------------
                                                                        5,999,754
                                                                   --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.2%
  Barclays American Corp.,
    5.521%, 07/02/98 (b)................       P3           3,000       2,997,817
  Dresdner U.S. Finance,
    5.95%, 10/20/98.....................       P3           7,000       6,999,329
  Westdeutsche Landesbank Girozentrale,
    5.83%, 08/03/98.....................       P1           2,000       1,999,869
                                                                   --------------
                                                                       11,997,015
                                                                   --------------
COMMERCIAL PAPER -- 1.7%
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99.....................      Baa3         32,000      32,140,800
  Baltimore Gas & Electric,
    5.886%, 03/15/99....................       A2           3,500       3,501,120
  Bank of Boston N.A.,
    5.848%, 01/25/99....................       A2           2,500       2,503,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)              RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  Baxter International,
    5.95%, 07/07/98.....................       P2       $   3,300  $    3,296,727
  BBL North America,
    5.53%, 08/25/98.....................       NR           1,300       1,289,017
    6.66%, 08/17/98.....................      Baa3          5,050       5,053,131
  Centric Capital Corp.,
    5.55%, 09/29/98.....................       NR           1,000         986,125
  Du Pont (E.I.) de Nemours &
    Co., 5.54%, 08/10/98................       P3           3,300       3,279,687
  Enterprise Funding Corp,
    5.55%, 08/11/98.....................       NR           4,046       4,020,426
  First Data Corp.,
    5.52%, 09/15/98.....................       NR           4,658       4,603,719
  First Union Corp,
    9.45%, 06/15/99.....................       A3           4,000       4,125,200
  Fortune Brands,
    5.53%, 07/14/98.....................       NR             447         446,107
  General Electric Capital
    Corp., 5.53%, 09/03/98..............       NR           3,500       3,465,591
  General Motors Acceptance
    Corp., 5.875%, 11/06/98 (b).........       P1           1,000       1,000,438
  Old Line Funding Corp.,
    5.70%, 08/04/98.....................       NR           3,222       3,204,655
  Societe Generale,
    5.555%, 09/11/98....................       P1           3,000       2,999,744
  Medium Term Notes --
    6.29%, 10/22/98.....................      Baa1          5,000       5,004,450
                                                                   --------------
                                                                       80,920,862
                                                                   --------------
OTHER CORPORATE OBLIGATIONS -- 0.7%
  Abbey National Treasury Services PLC,
    (United Kingdom)
    5.50%, 02/05/99.....................       P1           7,000       6,996,741
    5.625%, 03/08/99....................      Aa2           5,500       5,497,800
  General Motors Acceptance
    Corp., 5.60%, 09/21/98..............       P1           3,000       2,999,237
  Kansallis-Osake-Pankki, (Finland),
    9.75%, 12/15/98  (a)................      Baa1         16,950      17,217,301
  Province of Quebec, (Canada),
    5.988%, 06/15/99....................       A2           3,000       2,999,812
                                                                   --------------
                                                                       35,710,891
                                                                   --------------
TIME DEPOSIT -- 0.1%
  Deutsche Bank,
    6.25%, 07/01/98.....................       P3           3,300       3,300,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATION
  United States Treasury Bill,
    5.05%, 09/17/98.....................                    1,400       1,384,682
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
SHORT-TERM                                             AMOUNT          VALUE
INVESTMENTS (CONT'D)                                    (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 2.0%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5).....................  $      95,049  $   95,049,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $240,188,499)............................................     240,362,204
                                                                   --------------
TOTAL INVESTMENTS -- 99.3%
  (cost $4,583,368,425; Note 6)..................................   4,832,107,546
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (D)..................................................         117,141
OTHER ASSETS IN EXCESS OF LIABILITIES --
  0.7%...........................................................      36,004,010
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $4,868,228,697
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
  PLC   Public Limited Company (British Corporation)

(a)  Non-income producing security

(b) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1998.

(c)  Security segregated as collateral for futures contracts.

(d)  Open futures contracts as of June 30, 1998 are as follows:

               NUMBER OF                                       EXPIRATION      VALUE AT        VALUE AT
               CONTRACTS                         TYPE             DATE        TRADE DATE    JUNE 30, 1998    APPRECIATION
        Long Positions:
                  501                     U.S. Treasury 5 yr.    Sep 98      $  54,792,961   $ 54,953,438     $ 160,477
                  166                             U.S. T-Bond    Sep 98      $  20,154,734   $ 20,516,562     $ 360,176

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

                           FLEXIBLE MANAGED PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.5%
                                                                       VALUE
COMMON STOCKS -- 51.8%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 0.9%
  Aeroquip-Vickers, Inc...........................          4,700  $      274,362
  AlliedSignal, Inc...............................         95,000       4,215,625
  Boeing Co.......................................        168,400       7,504,325
  GenCorp, Inc....................................        403,900      10,198,475
  General Dynamics Corp...........................         21,200         985,800
  Goodrich (B.F.) Co..............................         12,100         600,462
  Litton Industries, Inc..........................        306,000      18,054,000
  Lockheed Martin Corp............................         32,700       3,462,112
  Northrop Grumman Corp...........................         11,200       1,155,000
  Raytheon Co. (Class "B" Stock)..................         57,100       3,376,037
  United Technologies Corp........................         39,200       3,626,000
                                                                   --------------
                                                                       53,452,198
                                                                   --------------
AIRLINES -- 1.6%
  AMR Corp. (a)...................................        647,500      53,904,375
  Delta Air Lines, Inc............................         12,600       1,628,550
  Southwest Airlines Co...........................         37,200       1,102,050
  US Airways Group, Inc. (a)......................        479,200      37,976,600
                                                                   --------------
                                                                       94,611,575
                                                                   --------------
APPAREL -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...        310,800      10,314,675
  Nike, Inc. (Class 'B' Stock)....................         49,000       2,385,687
  Reebok International Ltd. (a)...................          9,500         263,031
                                                                   --------------
                                                                       12,963,393
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.3%
  Chrysler Corp...................................        706,000      39,800,750
  Cummins Engine Co., Inc.........................          6,400         328,000
  Dana Corp.......................................         17,700         946,950
  Echlin, Inc.....................................         10,600         520,062
  Ford Motor Co...................................        486,300      28,691,700
  General Motors Corp.............................        566,600      37,855,963
  Genuine Parts Co................................         30,100       1,040,331
  Johnson Controls, Inc...........................         14,200         812,062
  MascoTech, Inc..................................        388,000       9,312,000
  Midas, Inc......................................         90,866       1,828,678
  Navistar International Corp. (a)................         12,200         352,275
  PACCAR, Inc.....................................         13,100         684,475
  Titan International, Inc........................        415,700       7,066,900
  TRW, Inc........................................         20,700       1,130,737
                                                                   --------------
                                                                      130,370,883
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 2.2%
  Ahmanson (H.F.) & Co............................         18,400       1,306,400
  Banc One Corp...................................        118,200       6,597,037
  Bank of New York Co., Inc.......................         63,400       3,847,587
  BankAmerica Corp................................        116,800      10,095,900
  BankBoston Corp.................................         49,000       2,725,625
  Bankers Trust Corp..............................         16,500       1,915,031
  BB&T Corp.......................................         24,000       1,623,000
  Chase Manhattan Corp............................        142,000      10,721,000
  Citicorp........................................         77,000      11,492,250
  Comerica, Inc...................................         26,500       1,755,625
  First Chicago NBD Corp..........................         49,000       4,342,625
  First Union Corp................................        162,900       9,488,925
  Fleet Financial Group, Inc......................         45,900       3,832,650
  Golden West Financial Corp......................          9,600       1,020,600
  Huntington Bancshares, Inc......................         32,200       1,078,700
  KeyCorp.........................................         74,000       2,636,250
  Mellon Bank Corp................................         42,900       2,986,912
  Mercantile Bancorporation, Inc..................         22,100       1,113,287
  Morgan (J.P.) & Co., Inc........................         29,900       3,502,037
  National City Corp..............................         55,300       3,926,300

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  NationsBank Corp................................        158,368      12,115,152
  Northern Trust Corp.............................         18,800  $    1,433,500
  Norwest Corp....................................        127,200       4,754,100
  PNC Bank Corp...................................         51,400       2,765,962
  Providian Financial Corp........................         16,000       1,257,000
  Republic New York Corp..........................         18,400       1,158,050
  Summit Bancorp..................................         29,600       1,406,000
  Suntrust Banks, Inc.............................         35,500       2,886,594
  Synovus Financial Corp..........................         44,200       1,049,750
  U.S. Bancorp....................................        124,000       5,332,000
  Wachovia Corp...................................         34,700       2,932,150
  Wells Fargo & Co................................         14,600       5,387,400
                                                                   --------------
                                                                      128,485,399
                                                                   --------------
BUSINESS SERVICES
  Equifax, Inc....................................         25,300         918,706
  Omnicom Group, Inc..............................         27,300       1,361,587
                                                                   --------------
                                                                        2,280,293
                                                                   --------------
CHEMICALS -- 1.3%
  Air Products & Chemicals, Inc...................         39,600       1,584,000
  Dow Chemical Co.................................         38,200       3,693,462
  Du Pont (E.I.) de Nemours & Co..................        190,600      14,223,525
  Eastman Chemical Co.............................         13,200         821,700
  Ferro Corp......................................        553,650      14,014,266
  FMC Corp. (a)...................................          5,800         395,487
  Hercules, Inc...................................         16,300         670,337
  Millennium Chemicals, Inc.......................        601,600      20,379,200
  Monsanto Co.....................................         99,900       5,581,912
  Nalco Chemical Co...............................         11,200         393,400
  OM Group, Inc...................................        260,300      10,737,375
  Rohm & Haas Co..................................         10,300       1,070,556
  Sigma-Aldrich Corp..............................         16,900         593,612
  Union Carbide Corp..............................         20,800       1,110,200
                                                                   --------------
                                                                       75,269,032
                                                                   --------------
CHEMICAL - SPECIALTY -- 0.1%
  Engelhard Corp..................................         24,300         492,075
  Grace (W.R.) & Co...............................         12,500         213,281
  Great Lakes Chemical Corp.......................         10,100         398,319
  Morton International, Inc.......................         22,000         550,000
  Praxair, Inc....................................         26,600       1,245,212
  Raychem Corp....................................         14,300         422,744
                                                                   --------------
                                                                        3,321,631
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a)...............................        136,500       2,849,437
  Deluxe Corp.....................................         13,700         490,631
  Moore Corp., Ltd................................         14,900         197,425
                                                                   --------------
                                                                        3,537,493
                                                                   --------------
COMPUTER SERVICES -- 1.5%
  3Com Corp. (a)..................................         59,700       1,832,044
  Adobe Systems, Inc..............................         11,600         492,275
  Autodesk, Inc...................................          7,900         305,137
  Automatic Data Processing, Inc..................         50,400       3,672,900
  Bay Networks, Inc. (a)..........................         37,000       1,193,250
  Cabletron Systems, Inc. (a).....................         26,600         357,437
  Ceridian Corp. (a)..............................         12,200         716,750
  Cisco Systems, Inc. (a).........................        171,400      15,779,512
  Computer Associates International, Inc..........         92,000       5,111,750
  Computer Sciences Corp. (a).....................         26,300       1,683,200
  EMC Corp. (a)...................................         83,500       3,741,844
  First Data Corp.................................         72,100       2,401,831
  Microsoft Corp. (a).............................        410,100      44,444,587
  Novell, Inc. (a)................................         59,100         753,525
  Oracle Corp. (a)................................        165,700       4,070,006

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Parametric Technology Corp. (a).................         43,200  $    1,171,800
  Silicon Graphics, Inc. (a)......................         31,600         383,150
                                                                   --------------
                                                                       88,110,998
                                                                   --------------
COMPUTERS -- 0.9%
  Apple Computer, Inc. (a)........................         22,400         642,600
  Compaq Computer Corp............................        278,362       7,898,508
  Data General Corp. (a)..........................          8,200         122,487
  Dell Computer Corp. (a).........................        110,000      10,209,375
  Gateway 2000, Inc. (a)..........................         26,100       1,321,312
  Hewlett-Packard Co..............................        175,200      10,490,100
  International Business Machines Corp............        163,800      18,806,287
  Seagate Technology, Inc. (a)....................         40,800         971,550
  Sun Microsystems, Inc. (a)......................         63,600       2,762,625
                                                                   --------------
                                                                       53,224,844
                                                                   --------------
CONSTRUCTION -- 0.8%
  Centex Corp.....................................         10,000         377,500
  Fluor Corp......................................         14,100         719,100
  Foster Wheeler Corp.............................          6,900         147,919
  Oakwood Homes Corp..............................        572,000      17,160,000
  Pulte Corp......................................          7,200         215,100
  Standard Pacific Corp...........................        632,400      13,043,250
  Webb (Del E.) Corp..............................        576,500      14,952,969
                                                                   --------------
                                                                       46,615,838
                                                                   --------------
CONTAINERS -- 0.3%
  Ball Corp.......................................          5,100         204,956
  Bemis Co., Inc..................................          8,900         363,787
  Crown Cork & Seal Co., Inc......................         21,600       1,026,000
  Owens-Illinois, Inc. (a)........................        261,800      11,715,550
  Sealed Air Corp. (a)............................         13,900         510,825
  Stone Container Corp. (a).......................         16,700         260,937
                                                                   --------------
                                                                       14,082,055
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)............          9,600         278,400
  Avon Products, Inc..............................         22,200       1,720,500
  Colgate-Palmolive Co............................         49,800       4,382,400
  Gillette Co.....................................        188,700      10,696,931
  International Flavors & Fragrances, Inc.........         18,400         799,250
  Procter & Gamble Co.............................        226,100      20,589,231
                                                                   --------------
                                                                       38,466,712
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Loews Corp......................................        184,500      16,074,562
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.............................         17,300         929,875
  Pitney Bowes, Inc...............................         46,100       2,218,562
  Unisys Corp. (a)................................         42,000       1,186,500
  Xerox Corp......................................         54,900       5,579,212
                                                                   --------------
                                                                        9,914,149
                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.9%
  Cognizant Corp..................................         27,300       1,719,900
  Fortune Brands, Inc.............................         28,900       1,110,844
  General Electric Capital Corp...................        551,300      50,168,300
                                                                   --------------
                                                                       52,999,044
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 2.9%
  Abbott Laboratories.............................        257,700      10,533,487
  Allergan, Inc...................................         11,000         510,125
  ALZA Corp. (a)..................................         14,400         622,800
  American Home Products Corp.....................        218,900      11,328,075
  Amgen, Inc. (a).................................         44,300       2,896,112
  Bard (C.R.), Inc................................          9,600         365,400

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Bausch & Lomb, Inc..............................          9,300  $      466,162
  Baxter International, Inc.......................         47,200       2,539,950
  Becton, Dickinson & Co..........................         20,600       1,599,075
  Biomet, Inc.....................................         18,800         621,575
  Boston Scientific Corp. (a).....................         32,800       2,349,300
  Bristol-Myers Squibb Co.........................        167,500      19,252,031
  Cardinal Health, Inc............................         18,500       1,734,375
  Guidant Corp....................................         25,400       1,811,337
  Johnson & Johnson...............................        226,500      16,704,375
  Lilly (Eli) & Co................................        186,900      12,347,081
  Mallinckrodt, Inc...............................         12,300         365,156
  Medtronic, Inc..................................         78,900       5,029,875
  Merck & Co., Inc................................        201,800      26,990,750
  Pfizer, Inc.....................................        217,800      23,672,137
  Pharmacia & Upjohn, Inc.........................         85,500       3,943,687
  Schering-Plough Corp............................        123,300      11,297,362
  St. Jude Medical, Inc. (a)......................         15,500         570,594
  United States Surgical Corp.....................         12,800         584,000
  Warner-Lambert Co...............................        137,600       9,546,000
                                                                   --------------
                                                                      167,680,821
                                                                   --------------
ELECTRONICS -- 0.9%
  Advanced Micro Devices, Inc. (a)................         23,900         407,794
  AMP Inc.........................................         37,100       1,275,312
  Applied Materials, Inc. (a).....................         61,700       1,820,150
  Belden, Inc.....................................        275,600       8,440,250
  EG&G, Inc.......................................          7,600         228,000
  Emerson Electric Co.............................         74,700       4,510,012
  Grainger (W.W.), Inc............................         16,700         831,869
  Harris Corp.....................................         13,500         603,281
  Honeywell, Inc..................................         21,400       1,788,237
  Intel Corp......................................        275,600      20,428,850
  KLA-Tencor Corp. (a)............................         14,200         393,162
  LSI Logic Corp. (a).............................         23,900         551,194
  Micron Technology, Inc. (a).....................         35,600         883,325
  Motorola, Inc...................................        100,600       5,287,787
  Perkin-Elmer Corp...............................          8,200         509,937
  Rockwell International Corp.....................         33,800       1,624,512
  Tektronix, Inc..................................          8,500         300,687
  Texas Instruments, Inc..........................         65,700       3,831,131
  Thomas & Betts Corp.............................          9,300         458,025
                                                                   --------------
                                                                       54,173,515
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a).................        244,900       7,010,262
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.4%
  Browning-Ferris Industries, Inc.................         31,000       1,077,250
  Waste Management, Inc...........................        540,500      18,917,500
                                                                   --------------
                                                                       19,994,750
                                                                   --------------
FINANCIAL SERVICES -- 3.4%
  American Express Co.............................         78,300       8,926,200
  Associates First Capital Corp...................        132,879      10,215,073
  Beneficial Corp.................................          8,900       1,363,369
  Block (H.R.), Inc...............................         17,700         745,612
  Countrywide Credit Industries, Inc..............         18,300         928,725
  Federal Home Loan Mortgage Corp.................        117,100       5,511,019
  Federal National Mortgage Association...........        178,700      10,856,025
  Fifth Third Bancorp.............................         39,200       2,469,600
  Franklin Resource, Inc..........................         42,600       2,300,400
  Green Tree Financial Corp.......................         22,900         980,406
  Household International, Inc....................         54,100       2,691,475
  Lehman Brothers Holdings, Inc...................        722,900      56,069,931
  MBNA Corp.......................................         84,400       2,785,200
  Merrill Lynch & Co., Inc........................        294,900      27,204,525

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Morgan Stanley Dean Witter & Co.................        321,495  $   29,376,606
  Schwab (Charles) Corp...........................         44,700       1,452,750
  State Street Corp...............................         27,100       1,883,450
  Sunamerica, Inc.................................         32,900       1,889,694
  Transamerica Corp...............................         10,600       1,220,325
  Travelers Group, Inc............................        408,651      24,774,467
  Washington Mutual, Inc..........................         65,000       2,823,437
                                                                   --------------
                                                                      196,468,289
                                                                   --------------
FOOD & BEVERAGES -- 2.2%
  Anheuser-Busch Companies, Inc...................         82,500       3,892,969
  Archer-Daniels-Midland Co.......................         96,300       1,865,812
  Bestfoods.......................................         48,500       2,816,031
  Brown-Forman Corp. (Class "B" Stock)............         11,600         745,300
  Campbell Soup Co................................         76,900       4,085,312
  Coca-Cola Co....................................        416,600      35,619,300
  ConAgra, Inc....................................         80,100       2,538,169
  Coors (Adolph) Co. (Class "B" Stock)............          6,200         210,800
  General Mills, Inc..............................         26,700       1,825,612
  Giant Food, Inc. (Class "A" Stock)..............         10,100         434,931
  Heinz (H.J.) & Co...............................         61,600       3,457,300
  Hershey Foods Corp..............................         24,100       1,662,900
  Kellogg Co......................................         69,200       2,599,325
  PepsiCo, Inc....................................        255,500      10,523,406
  Pioneer Hi-Bred International, Inc..............         41,100       1,700,512
  Quaker Oats Co..................................         23,300       1,280,044
  Ralston-Ralston Purina Group....................         18,000       2,102,625
  RJR Nabisco Holdings Corp.......................      1,078,200      25,607,250
  Sara Lee Corp...................................         79,700       4,458,219
  Seagram Co., Ltd................................         60,000       2,456,250
  Sysco Corp......................................         57,300       1,468,312
  Whitman Corp....................................        545,200      12,505,525
  Wrigley (William) Jr. Co........................         19,500       1,911,000
                                                                   --------------
                                                                      125,766,904
                                                                   --------------
FOREST PRODUCTS -- 1.5%
  Boise Cascade Corp..............................        669,800      21,935,950
  Champion International Corp.....................        405,000      19,920,937
  Fort James Corp.................................         35,200       1,566,400
  Georgia-Pacific Corp............................         15,600         919,425
  International Paper Co..........................         50,900       2,188,700
  Louisiana-Pacific Corp..........................        707,300      12,908,225
  Mead Corp.......................................        407,500      12,938,125
  Potlatch Corp...................................          4,900         205,800
  Temple-Inland, Inc..............................          9,500         511,812
  Union Camp Corp.................................         11,700         580,612
  Westvaco Corp...................................         17,200         485,900
  Weyerhaeuser Co.................................         33,600       1,551,900
  Willamette Industries, Inc......................        303,200       9,702,400
                                                                   --------------
                                                                       85,416,186
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group...........................         14,000         778,750
  Consolidated Natural Gas Co.....................         16,100         947,887
  Peoples Energy Corp.............................          5,900         227,887
  Sempra Energy (a)...............................         21,053         584,226
  Sonat, Inc......................................         18,500         714,562
  Williams Companies, Inc.........................         69,200       2,335,500
                                                                   --------------
                                                                        5,588,812
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp....................        915,600      26,666,850
  Healthsouth Corp. (a)...........................         66,300       1,769,381
  Humana, Inc. (a)................................         27,600         860,775
  Manor Care, Inc.................................         10,700         411,281
  Service Corp. International.....................         42,400       1,817,900

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Shared Medical Systems Corp.....................          4,400  $      323,125
  Tenet Healthcare Corp. (a)......................         51,600       1,612,500
                                                                   --------------
                                                                       33,461,812
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co.......................................         17,400       1,659,525
  Kimberly-Clark Corp.............................         93,600       4,293,900
  Leggett & Platt, Inc............................        470,800      11,770,000
                                                                   --------------
                                                                       17,723,425
                                                                   --------------
HOUSING RELATED -- 1.0%
  Armstrong World Industries, Inc.................          6,800         458,150
  Fleetwood Enterprises, Inc......................          6,100         244,000
  Hanson, PLC, ADR, (United Kingdom)..............      1,184,500      35,905,156
  Kaufman & Broad Home Corp.......................          6,600         209,550
  Lowe's Companies, Inc...........................         59,000       2,393,187
  Masco Corp......................................         27,800       1,681,900
  Maytag Corp.....................................         16,000         790,000
  Owens Corning...................................        413,700      16,884,131
  Stanley Works...................................         15,000         623,437
  Tupperware Corp.................................         10,300         289,687
  Whirlpool Corp..................................         12,600         866,250
                                                                   --------------
                                                                       60,345,448
                                                                   --------------
INSURANCE -- 2.4%
  Aetna, Inc......................................         25,000       1,903,125
  Allstate Corp...................................         72,200       6,610,812
  American General Corp...........................         42,700       3,039,706
  American International Group, Inc...............        118,200      17,257,200
  Aon Corp........................................         28,200       1,981,050
  Berkley (W.R.) Corp.............................        175,850       7,044,991
  Chubb Corp......................................         28,700       2,306,762
  CIGNA Corp......................................         37,400       2,580,600
  Cincinnati Financial Corp.......................         27,700       1,062,987
  Conseco, Inc....................................         31,700       1,481,975
  Financial Security Assurance Holdings Ltd.......        140,100       8,230,875
  General Re Corp.................................         13,200       3,346,200
  Hartford Financial Services Group, Inc..........         19,900       2,276,063
  Jefferson-Pilot Corp............................         17,900       1,037,081
  Lincoln National Corp...........................         17,200       1,571,650
  Marsh & McLennan Companies, Inc.................         42,900       2,592,769
  MBIA, Inc.......................................         16,500       1,235,438
  MGIC Investment Corp............................         19,200       1,095,600
  PennCorp Financial Group, Inc...................        329,800       6,760,900
  Progressive Corp................................         12,200       1,720,200
  Provident Companies, Inc........................        219,400       7,569,300
  Reinsurance Group of America, Inc...............        474,600      28,060,725
  SAFECO Corp.....................................         23,800       1,081,413
  St. Paul Companies, Inc.........................         38,900       1,636,231
  TIG Holdings, Inc...............................        351,200       8,077,600
  Torchmark Corp..................................         23,600       1,079,700
  Trenwick Group, Inc.............................        273,300      10,615,997
  United Healthcare Corp..........................         31,700       2,012,950
  UNUM Corp.......................................         23,400       1,298,700
                                                                   --------------
                                                                      136,568,600
                                                                   --------------
INSTRUMENTS - CONTROLS -- 0.2%
  Flowserve Corp..................................        161,991       3,989,028
  Parker-Hannifin Corp............................        195,600       7,457,250
                                                                   --------------
                                                                       11,446,278
                                                                   --------------
LEISURE -- 0.2%
  Brunswick Corp..................................         16,800         415,800
  Disney (Walt) Co................................        113,700      11,945,606
  Harrah's Entertainment, Inc. (a)................         17,000         395,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  King World Productions, Inc. (a)................         12,400  $      316,200
  Mirage Resorts, Inc. (a)........................         30,200         643,638
                                                                   --------------
                                                                       13,716,494
                                                                   --------------
LODGING -- 0.1%
  Hilton Hotels Corp..............................         42,200       1,202,700
  Marriott International, Inc. (Class "A"
    Stock)........................................         43,000       1,392,125
                                                                   --------------
                                                                        2,594,825
                                                                   --------------
MACHINERY -- 0.8%
  Briggs & Stratton Corp..........................          4,200         157,238
  Case Corp.......................................        369,700      17,838,025
  Caterpillar, Inc................................         62,700       3,315,263
  Cincinnati Milacron, Inc........................          6,700         162,894
  Cooper Industries, Inc..........................         20,400       1,120,725
  Deere & Co......................................         42,100       2,226,038
  Dover Corp......................................         37,500       1,284,375
  DT Industries, Inc..............................        146,800       3,559,900
  Eaton Corp......................................         12,100         940,775
  Global Industrial Technologies, Inc. (a)........        258,100       3,710,188
  Harnischfeger Industries, Inc...................          8,100         229,331
  Ingersoll-Rand Co...............................         27,900       1,229,344
  Paxar Corp......................................        954,575      10,977,613
  Snap-On, Inc....................................         10,300         373,375
  Timken Co.......................................         10,600         326,613
                                                                   --------------
                                                                       47,451,697
                                                                   --------------
MANUFACTURING -- 0.5%
  Hussmann International, Inc.....................        272,600       5,060,138
  Illinois Tool Works, Inc........................         42,000       2,800,875
  Smith (A.O.) Corp...............................        288,900      14,932,519
  Tyco International Ltd..........................         96,402       6,073,326
                                                                   --------------
                                                                       28,866,858
                                                                   --------------
MEDIA -- 1.9%
  CBS Corp........................................        914,500      29,035,375
  Central Newspapers, Inc. (Class "A" Stock)......        205,300      14,319,675
  Clear Channel Communications, Inc. (a)..........         20,800       2,269,800
  Comcast Corp. (Special Class "A" Stock).........         58,800       2,386,913
  Donnelley (R.R.) & Sons Co......................         24,600       1,125,450
  Dow Jones & Co., Inc............................         16,200         903,150
  Dun & Bradstreet Corp...........................         28,700       1,036,788
  Gannett Co., Inc................................         47,800       3,396,788
  HBO & Co........................................         71,000       2,502,750
  Houghton Mifflin Co.............................        240,700       7,642,225
  Interpublic Group of Companies, Inc.............         21,200       1,286,575
  Knight-Ridder, Inc..............................        252,100      13,881,256
  Lee Enterprises, Inc............................        208,900       6,397,563
  McGraw-Hill, Inc................................         16,700       1,362,094
  Mediaone Group, Inc. (a)........................        102,300       4,494,806
  Meredith Corp...................................          8,900         417,744
  New York Times Co. (Class "A" Stock)............         16,200       1,283,850
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................         85,468       3,285,176
  Time Warner, Inc................................         97,400       8,321,613
  Times Mirror Co. (Class "A" Stock)..............         14,900         936,838
  Tribune Co......................................         20,700       1,424,419
  Viacom, Inc. (Class "B" Stock) (a)..............         59,500       3,465,875
                                                                   --------------
                                                                      111,176,723
                                                                   --------------
METALS - FERROUS -- 0.7%
  AK Steel Holding Corp...........................        191,800       3,428,425
  Allegheny Teledyne, Inc.........................         33,000         754,875

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Armco, Inc. (a).................................         18,200  $      116,025
  Bethlehem Steel Corp. (a).......................        925,200      11,507,175
  Inland Steel Industries, Inc....................          8,200         231,138
  LTV Corp........................................        841,400       8,045,888
  Material Sciences Corp. (a).....................        397,900       4,625,588
  National Steel Corp. (Class "B"
    Stock) (a)....................................        172,800       2,052,000
  Nucor Corp......................................         14,800         680,800
  USX-U.S. Steel Group, Inc.......................        291,600       9,622,800
  Worthington Industries, Inc.....................         16,300         245,519
                                                                   --------------
                                                                       41,310,233
                                                                   --------------
METALS - NON FERROUS -- 0.8%
  Alcan Aluminum Ltd..............................         38,300       1,058,038
  Aluminum Company of America.....................        677,200      44,652,875
  Cyprus Amax Minerals Co.........................         15,700         208,025
  Inco Ltd........................................         28,100         382,863
  Reynolds Metals Co..............................         12,400         693,625
                                                                   --------------
                                                                       46,995,426
                                                                   --------------
MINERAL RESOURCES
  ASARCO, Inc.....................................          6,800         151,300
  Burlington Resources, Inc.......................         29,700       1,278,956
  Homestake Mining Co.............................         35,600         369,350
  Phelps Dodge Corp...............................          9,900         566,156
                                                                   --------------
                                                                        2,365,762
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.0%
  Coltec Industries, Inc..........................        179,200       3,561,600
  Crane Co........................................          7,700         373,931
  Donaldson Co., Inc..............................        448,600      10,598,175
  Ecolab, Inc.....................................         21,700         672,700
  General Signal Corp.............................          7,300         262,800
  IDEX Corp.......................................        246,700       8,511,150
  ITT Industries, Inc.............................         20,000         747,500
  Laidlaw, Inc....................................         55,400         675,188
  Mark IV Industries, Inc.........................        355,500       7,687,688
  Millipore Corp..................................          7,300         198,925
  NACCO Industries, Inc. (Class "A" Stock)........          1,400         180,950
  Pall Corp.......................................         21,000         430,500
  PPG Industries, Inc.............................         30,000       2,086,875
  Textron, Inc....................................         27,700       1,985,744
  Thermo Electron Corp. (a).......................         26,800         916,225
  Trinity Industries, Inc.........................        214,100       8,885,150
  Wolverine Tube, Inc. (a)........................        155,300       5,901,400
  York International Corp.........................        110,600       4,818,013
                                                                   --------------
                                                                       58,494,514
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.6%
  American Greetings Corp. (Class "A" Stock)......         12,300         626,531
  Black & Decker Corp.............................         16,000         976,000
  Corning, Inc....................................         38,900       1,351,775
  Eastman Kodak Co................................        197,400      14,422,538
  Jostens, Inc....................................          6,500         156,813
  Minnesota Mining & Manufacturing Co.............         68,800       5,654,500
  Polaroid Corp...................................          7,600         270,275
  Rubbermaid, Inc.................................         25,200         836,325
  Unilever N.V., ADR, (United Kingdom)............        107,800       8,509,463
                                                                   --------------
                                                                       32,804,220
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc....................................         28,700       1,092,394
                                                                   --------------
OIL & GAS -- 2.9%
  Amerada Hess Corp...............................         15,400         836,413
  Amoco Corp......................................        164,000       6,826,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Anadarko Petroleum Corp.........................         10,100  $      678,594
  Ashland, Inc....................................         12,700         655,638
  Atlantic Richfield Co...........................         54,000       4,218,750
  Basin Exploration, Inc. (a).....................         71,400       1,258,425
  Cabot Oil & Gas Corp. (Class "A" Stock).........        363,800       7,276,000
  Chevron Corp....................................        110,600       9,186,713
  Coastal Corp....................................         17,900       1,249,644
  Eastern Enterprises.............................          3,400         145,775
  Enron Oil & Gas Co..............................        198,700       4,023,675
  Exxon Corp......................................        415,400      29,623,213
  Kerr-McGee Corp.................................          8,000         463,000
  Mobil Corp......................................        132,100      10,122,163
  Murphy Oil Corp.................................        114,000       5,778,375
  NICOR, Inc......................................          8,100         325,013
  Noble Affiliates, Inc...........................        208,900       7,938,200
  Pennzoil Co.....................................          8,000         405,000
  Phillips Petroleum Co...........................         44,300       2,134,706
  Pioneer Natural Resources Co....................      1,488,431      35,536,290
  Royal Dutch Petroleum Co........................        361,200      19,798,275
  Seagull Energy Corp. (a)........................        245,500       4,066,094
  Sun Co., Inc....................................         15,900         617,119
  Texaco, Inc.....................................         92,300       5,509,156
  Union Pacific Resources Group, Inc..............         42,800         751,675
  Unocal Corp.....................................         41,500       1,483,625
  USX-Marathon Group..............................         48,600       1,667,588
  Western Gas Resources, Inc......................        423,100       6,187,838
                                                                   --------------
                                                                      168,763,457
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.9%
  Elf Aquitaine SA, ADR, (France).................        513,400      36,451,400
  Occidental Petroleum Corp.......................         57,100       1,541,700
  Oryx Energy Co. (a).............................        524,800      11,611,200
                                                                   --------------
                                                                       49,604,300
                                                                   --------------
OIL & GAS SERVICES -- 1.5%
  Apache Corp.....................................         16,100         507,150
  Baker Hughes, Inc...............................         28,500         985,031
  Dresser Industries, Inc.........................         29,600       1,304,250
  Enron Corp......................................         55,300       2,989,656
  Halliburton Co..................................         44,100       1,965,206
  Helmerich & Payne, Inc..........................          8,500         189,125
  J. Ray McDermott, SA............................        672,900      27,925,350
  McDermott International, Inc....................      1,243,400      42,819,588
  ONEOK, Inc......................................          5,200         207,350
  Rowan Companies, Inc. (a).......................         14,600         283,788
  Schlumberger Ltd................................         83,800       5,724,588
  Western Atlas, Inc. (a).........................          9,200         780,850
                                                                   --------------
                                                                       85,681,932
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)......................        340,400       3,297,625
  Barrick Gold Corp...............................         62,800       1,204,975
  Battle Mountain Gold Co.........................         38,700         229,781
  Freeport-McMoRan Copper & Gold, Inc.............         32,600         495,113
  Newmont Mining Corp.............................         26,400         623,700
  Placer Dome, Inc................................         41,600         488,800
                                                                   --------------
                                                                        6,339,994
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp...............         26,300       2,582,331
  CSX Corp........................................         36,800       1,674,400
  Norfolk Southern Corp...........................         63,500       1,893,094
  Union Pacific Corp..............................         41,600       1,835,600
                                                                   --------------
                                                                        7,985,425
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 1.0%
  Crescent Operating, Inc. (a)....................         67,240  $    1,143,080
  Crescent Real Estate Equities Co................      1,092,000      36,718,500
  Equity Residential Properties Trust.............        150,900       7,158,319
  Vornado Realty Trust............................        377,600      14,986,000
                                                                   --------------
                                                                       60,005,899
                                                                   --------------
RESTAURANTS -- 0.2%
  McDonald's Corp.................................        116,000       8,004,000
  Tricon Global Restaurants, Inc. (a).............         25,600         811,200
  Wendy's International, Inc......................         22,300         524,050
                                                                   --------------
                                                                        9,339,250
                                                                   --------------
RETAIL -- 3.5%
  Albertson's, Inc................................         41,400       2,145,038
  American Stores Co..............................         46,000       1,112,625
  AutoZone, Inc. (a)..............................         25,600         817,600
  Bombay Company, Inc. (a)........................        571,600       2,715,100
  Charming Shoppes, Inc. (a)......................      3,332,400      15,828,900
  Circuit City Stores, Inc........................         16,600         778,125
  Consolidated Stores Corp. (a)...................         18,100         656,125
  Costco Companies, Inc. (a)......................         36,100       2,276,556
  CVS Corp........................................         64,400       2,507,575
  Dayton-Hudson Corp..............................         73,600       3,569,600
  Designs, Inc....................................        203,900         318,594
  Dillard's, Inc..................................        149,000       6,174,188
  Federated Department Stores, Inc. (a)...........         35,300       1,899,581
  Great Atlantic & Pacific Tea Co., Inc...........          6,400         211,600
  Harcourt General, Inc...........................         11,900         708,050
  Home Depot, Inc.................................        123,200      10,233,300
  IKON Office Solutions, Inc......................         22,700         330,569
  Jan Bell Marketing, Inc.........................        621,400       4,039,100
  Kmart Corp. (a).................................      2,579,100      49,647,675
  Kroger Co. (a)..................................         42,900       1,839,338
  Liz Claiborne, Inc..............................         11,300         590,425
  Longs Drug Stores, Inc..........................          6,500         187,688
  May Department Stores Co........................         39,000       2,554,500
  Mercantile Stores Co., Inc......................          6,200         489,413
  Newell Co.......................................         26,800       1,334,975
  Nordstrom, Inc..................................         13,000       1,004,250
  Penney (J.C.) Co., Inc..........................         42,100       3,044,356
  Pep Boys - Manny, Moe & Jack....................         10,700         202,631
  Phillips-Van Heusen Corp........................        389,200       5,740,700
  Rite Aid Corp...................................         43,400       1,630,213
  Sears, Roebuck & Co.............................         66,000       4,030,125
  Sherwin-Williams Co.............................         29,100         963,938
  Supervalu, Inc..................................         10,100         448,188
  Tandy Corp......................................         17,400         923,288
  The Gap, Inc....................................         66,700       4,110,388
  The Limited, Inc................................        827,900      27,424,188
  TJX Companies, Inc..............................         54,400       1,312,400
  Toys 'R' Us, Inc. (a)...........................        405,900       9,564,019
  Venator Group, Inc. (a).........................         22,700         434,138
  Wal-Mart Stores, Inc............................        378,300      22,981,725
  Walgreen Co.....................................         83,400       3,445,463
  Winn-Dixie Stores, Inc..........................         25,000       1,279,688
                                                                   --------------
                                                                      201,505,938
                                                                   --------------
RUBBER -- 0.2%
  Cooper Tire & Rubber Co.........................         13,300         274,313
  Goodyear Tire & Rubber Co.......................        187,400      12,075,588
                                                                   --------------
                                                                       12,349,901
                                                                   --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)................         27,700         365,294
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TELECOMMUNICATIONS -- 3.0%
  Airtouch Communications, Inc. (a)...............         95,000  $    5,551,563
  Alcatel Alsthom, ADR, (France)..................        513,000      20,872,688
  Alltel Corp.....................................         31,000       1,441,500
  Ameritech Corp..................................        184,400       8,274,950
  Andrew Corp. (a)................................         14,900         269,131
  Ascend Communications, Inc. (a).................         32,500       1,610,781
  AT&T Corp.......................................        273,600      15,629,400
  Bell Atlantic Corp..............................        261,600      11,935,500
  BellSouth Corp..................................        167,000      11,209,875
  Deutsche Telekom AG, ADR, (Germany).............        185,000       5,087,500
  DSC Communications Corp. (a)....................         19,900         597,000
  Frontier Corp...................................         27,700         872,550
  General Instrument Corp. (a)....................         24,900         676,969
  GTE Corp........................................        161,300       8,972,313
  Lucent Technologies, Inc........................        219,200      18,234,700
  MCI Communications Corp.........................        117,300       6,818,063
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         44,200       1,099,475
  Northern Telecom Ltd............................         87,700       4,976,975
  SBC Communications, Inc.........................        308,800      12,352,000
  Scientific-Atlanta, Inc.........................         13,300         337,488
  Sprint Corp.....................................         72,400       5,104,200
  Telecomunicacoes Brasileiras, S.A., ADR,
    (Brazil)......................................        168,000      18,343,500
  Tellabs, Inc. (a)...............................         30,600       2,191,725
  US West, Inc....................................         83,541       3,926,432
  WorldCom, Inc. (a)..............................        170,600       8,263,438
                                                                   --------------
                                                                      174,649,716
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................          7,200         366,300
  Pillowtex Corp..................................         73,932       2,966,522
  Russell Corp....................................          6,100         184,144
  Springs Industries, Inc.........................          3,400         156,825
  Tultex Corp. (a)................................        362,600         883,838
  VF Corp.........................................         20,600       1,060,900
                                                                   --------------
                                                                        5,618,529
                                                                   --------------
TOBACCO -- 0.6%
  B.A.T. Industries, PLC, ADR, (United Kingdom)...        432,600       8,733,113
  Philip Morris Co., Inc..........................        699,700      27,550,688
  UST, Inc........................................         31,000         837,000
                                                                   --------------
                                                                       37,120,801
                                                                   --------------
TOYS -- 0.1%
  Hasbro, Inc.....................................         22,400         880,600
  Mattel, Inc.....................................         49,000       2,073,313
                                                                   --------------
                                                                        2,953,913
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).......................         24,700       1,549,925
  Ryder System, Inc...............................         12,900         407,156
  Yellow Corp. (b)................................        178,700       3,317,119
                                                                   --------------
                                                                        5,274,200
                                                                   --------------
UTILITY - ELECTRIC -- 0.6%
  Ameren Corp.....................................         23,100         918,225
  American Electric Power Co., Inc................         31,900       1,447,463
  Baltimore Gas & Electric Co.....................         24,900         773,456
  Carolina Power & Light Co.......................         25,300       1,097,388
  Central & South West Corp.......................         35,700         959,438
  CINergy Corp....................................         26,600         931,000
  Consolidated Edison, Inc........................         39,600       1,824,075
  Dominion Resources, Inc.........................         32,600       1,328,450
  DTE Energy Co...................................         24,400         985,150
  Duke Energy Corp................................         60,600       3,590,550

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Edison International............................         64,300  $    1,900,869
  Entergy Corp....................................         41,100       1,181,625
  FirstEnergy Corp................................         38,800       1,193,100
  FPL Group, Inc..................................         30,600       1,927,800
  GPU, Inc........................................         21,400         809,188
  Houston Industries, Inc.........................         47,600       1,469,650
  Niagara Mohawk Power Corp. (a)..................         24,300         362,981
  Northern States Power Co........................         25,100         718,488
  Pacific Gas & Electric Co.......................         64,200       2,026,313
  PacifiCorp......................................         50,000       1,131,250
  PECO Energy Co..................................         37,500       1,094,531
  PP&L Resources, Inc.............................         27,900         632,981
  Public Service Enterprise Group, Inc............         39,100       1,346,506
  Southern Co.....................................        116,200       3,217,288
  Texas Utilities Co..............................         41,500       1,727,438
  Unicom Corp.....................................         36,500       1,279,781
                                                                   --------------
                                                                       35,874,984
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,637,225,219)..........................................   2,995,727,880
                                                                   --------------

PREFERRED STOCKS -- 0.4%
FINANCIAL SERVICES
  Central Hispano Capital Corp.,..................      1,000,000      25,450,000
                                                                   --------------
    (cost $25,440,000)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT
LONG-TERM BONDS -- 42.3%                     RATING       (000)
                                          ------------  ---------
AEROSPACE -- 0.2%
  Raytheon Co.,
    5.95%, 03/15/01.....................      Baa1      $  14,000      13,944,000
                                                                   --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06.....................      Ba1           2,875       2,936,812
                                                                   --------------
AIRLINES -- 2.4%
  Calair Capital Corp.,
    8.125%, 04/01/08....................      Ba2           6,000       5,985,000
  Delta Airlines, Inc.,
    10.125%, 05/15/10...................      Baa3         19,335      24,887,819
    10.375%, 02/01/11(c)................      Baa3         31,250      41,236,875
  United Airlines, Inc.,
    5.908%, 03/02/04....................      Aa2           7,812       7,780,721
    9.75%, 08/15/21.....................      Baa3          8,125      10,577,531
    10.67%, 05/01/04....................      Baa3         19,500      23,297,820
    11.21%, 05/01/14....................      Baa3         17,500      24,310,650
                                                                   --------------
                                                                      138,076,416
                                                                   --------------
ASSET-BACKED SECURITIES -- 0.3%
  California Infrastructure,
    6.17%, 03/25/03.....................      Aaa           4,000       4,027,520
  MBNA Master Credit Card Trust,
    5.695%, 11/15/02....................       NR           1,000       1,000,620
  Premier Auto Trust,
    5.82%, 12/08/00.....................      Aaa           3,000       3,000,469
  SMS Student Loan Trust 1998-A,
    5.739%, 10/26/28....................      Aaa           3,150       3,150,984
  Standard Credit Card Master Trust,
    5.95%, 10/07/04(b)..................      Aaa           4,500       4,490,145
                                                                   --------------
                                                                       15,669,738
                                                                   --------------
AUTO - CARS & TRUCKS -- 0.2%
  Navistar International Corp.,
    7.00%, 02/01/03.....................      Ba1          11,500      11,528,750
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                  RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
BANKS AND SAVINGS & LOANS -- 3.8%
  Banc One Corp.,
    5.658%, 09/30/99....................      Aa3       $   5,000  $    5,017,300
  Banco Ganadero, SA, M.T.N.,
    (Colombia),
    9.75%, 08/26/99.....................      Baa3          7,300       7,409,500
  Bank of Nova Scotia,
    6.50%, 07/15/07.....................       A1           5,400       5,481,000
  BankAmerica Corp.,
    5.788%, 09/26/01....................      Aa3           8,900       8,922,250
  Bankers Trust New York Corp.,
    5.754%, 08/06/00....................       A2           2,500       2,491,250
  BT Securities Corp.,
    5.949%, 02/24/00....................       A3           5,000       4,957,000
  Capital One Bank,
    6.844%, 06/13/00....................      Baa3         23,900      24,186,322
  Central Hispano Financial Services,
    (Portugal),
    6.219%, 04/28/05....................       A3           5,000       5,020,000
  Chase Manhattan Corp.,
    5.838%, 02/13/03....................       A2           3,000       3,000,000
  Chemical Banking,
    5.891%, 02/28/00....................      Aa3           6,000       6,026,400
  Citicorp, M.T.N.,
    5.861%, 05/15/00....................      Aa3          10,000      10,045,600
  First Chicago NBD Corp.,
    5.768%, 06/10/02....................       A1          10,000       9,990,300
  Huntington National Bank,
    5.788%, 12/02/01....................       A1           5,000       5,000,000
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49(b)..................       A3           9,000       9,228,960
  Key Bank N.A.,
    5.688%, 08/29/00....................      Aa3           7,000       6,978,370
  MBNA America Bank N.A.,
    5.888%, 07/18/01....................      Baa1          5,000       4,986,500
  MBNA Corp.,
    6.038%, 09/08/00....................      Baa2          3,000       2,997,000
  Merita Bank Ltd.,
    7.50%, 12/29/49(b)..................       NR          12,000      12,449,280
  National Australia Bank, (Australia),
    6.40%, 12/10/07.....................       A1           8,700       8,967,351
    6.60%, 12/10/07.....................       A1           5,000       5,043,000
  National Bank of Hungary,
    7.191%, 08/29/99....................      Baa2          5,000       5,062,500
  Nationsbank Corp.,
    5.858%, 06/19/02....................       A1           5,000       5,028,300
  Norwest Corp.,
    5.738%, 11/13/01....................      Aa3           8,450       8,446,620
  Okobank, (Finland),
    7.238%, 09/27/49(b).................       A3          18,750      18,328,125
    7.325%, 10/29/49....................       A3           9,000       9,081,000
    7.70%, 10/29/49(b)..................       A3           3,500       3,531,500
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11(b)..................      AA3           5,000       5,097,800
  Suntrust Bank, Inc.,
    5.768%, 04/22/02....................       A1          10,000      10,005,500
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49(b).................       A1           5,000       5,100,000
                                                                   --------------
                                                                      217,878,728
                                                                   --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.8%
  Rogers Cablesystems, Inc., (Canada),
    10.00%, 03/15/05....................      Ba3           2,000       2,220,000

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                  RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  Tele-Communications, Inc.,
    6.328%, 04/03/02....................      Baa3      $   2,000  $    2,030,300
    6.34%, 02/01/02.....................      Baa3          8,500       8,468,635
    6.375%, 09/15/99....................      Baa3          6,400       6,429,376
    6.438%, 12/20/00....................      Ba1           5,000       5,059,900
    7.375%, 02/15/00....................      Ba1           6,000       6,126,300
    9.875%, 06/15/22....................      Baa3         12,878      17,474,158
                                                                   --------------
                                                                       47,808,669
                                                                   --------------
COMPUTERS SOFTWARE & SERVICES -- 0.8%
  Computer Associates International,
    Inc.,
    6.375%, 04/15/05....................      Baa1         28,250      27,967,500
    6.50%, 04/15/08.....................      Baa1         20,000      19,746,800
                                                                   --------------
                                                                       47,714,300
                                                                   --------------
CONSULTING -- 0.5%
  Comdisco, Inc.,
    5.94%, 04/13/00.....................      Baa1         12,500      12,468,750
    6.11%, 08/04/99.....................      Baa1         12,500      12,533,375
    6.375%, 11/30/01....................      Baa1          2,700       2,711,448
                                                                   --------------
                                                                       27,713,573
                                                                   --------------
CONSUMER SERVICES -- 0.9%
  Loewen Group, Inc.,
    7.20%, 06/01/03.....................      Ba1          20,000      19,923,200
    7.60%, 06/01/08.....................      Ba1          28,200      28,075,074
  Service Corp. International,
    7.00%, 06/01/15.....................       A3           2,500       2,700,650
                                                                   --------------
                                                                       50,698,924
                                                                   --------------
CONTAINERS -- 1.0%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05.....................      Ba1          40,000      40,388,000
    7.80%, 05/15/18.....................      Ba1          15,000      15,384,150
                                                                   --------------
                                                                       55,772,150
                                                                   --------------
DRUGS & HEALTHCARE -- 0.8%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11.....................      Baa2          8,000       7,990,000
  Tenet Healthcare Corp.,
    7.875%, 01/15/03....................      Ba1          25,275      25,717,312
    8.625%, 12/01/03....................      Ba1          10,000      10,500,000
                                                                   --------------
                                                                       44,207,312
                                                                   --------------
ENERGY -- 0.1%
  MCN Investment Corp.,
    6.30%, 04/02/11.....................      Baa2          8,250       8,224,425
                                                                   --------------
FINANCIAL SERVICES -- 4.7%
  AIC Corp.,
    5.861%, 10/02/02....................       A1           8,000       7,962,400
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01.....................      Baa3         16,500      16,540,590
  Avco Financial Services,
    5.739%, 11/17/99....................       A2           3,500       3,505,390
  Caterpillar Financial Services,
    5.718%, 10/12/00....................       A2           3,000       3,004,560
    5.774%, 04/10/00....................       A2           5,000       5,019,600
  Conseco, Inc.,
    6.40%, 06/15/01.....................      Baa3         25,000      24,937,500
    6.80%, 06/15/05.....................      Baa3          2,000       1,992,500
    8.70%, 11/15/26(c)..................      Ba2          30,038      33,768,758
    8.796%, 04/01/27....................      Ba2          12,800      14,502,144
  ContiFinancial Corp.,
    7.50%, 03/15/02.....................      Ba1           8,340       8,335,997
    8.125%, 04/01/08....................      Ba1          10,700      10,830,647
    8.375%, 08/15/03....................      Ba1           5,000       5,177,950

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                  RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  Ford Motor Credit Co.,
    5.813%, 02/13/03....................       A1       $  10,000  $    9,997,600
  General Motors Acceptance Corp.,
    M.T.N.,
    5.719%, 10/30/00....................       A3          10,000       9,988,900
    5.95%, 04/20/01.....................       A2          14,700      14,663,250
  Household Finance Corp.,
    5.819%, 05/04/01....................       A2           8,000       7,991,200
  International Lease Finance Corp.,
    6.00%, 05/15/02.....................       A1          43,100      42,936,220
  PT Alatief Freeport Co.,
    (Netherlands),
    9.75%, 04/15/01.....................       B3           7,600       6,764,000
  Santander International,
    5.699%, 08/14/02....................      Aa3           6,500       6,485,511
  Textron Financial Corp.,
    6.05%, 03/16/09.....................      Aaa          24,431      24,424,783
  Union Planters Corp.,
    8.20%, 12/15/26.....................      Baa1         12,000      12,919,560
                                                                   --------------
                                                                      271,749,060
                                                                   --------------
FOREST PRODUCTS -- 0.2%
  Fort James Corp.,
    6.234%, 03/15/11....................      Baa3         11,000      10,986,250
                                                                   --------------
INDUSTRIAL -- 1.7%
  Blount Inc.,
    7.00%, 06/15/05.....................      BA1          20,000      19,719,400
  Compania Sud Americana de Vapores,
    S.A., (Chile),
    7.375%, 12/08/03....................       NR           5,650       5,438,125
  Security Capital Group,
    6.95%, 06/15/05.....................      Baa1          4,500       4,494,375
    7.70%, 06/15/28.....................      Baa1          5,000       5,052,700
  U.S. Filter Corp.,
    6.375%, 05/15/01....................      Ba1          20,000      19,976,600
    6.50%, 05/15/03.....................      Ba1          42,000      41,906,340
                                                                   --------------
                                                                       96,587,540
                                                                   --------------
INVESTMENT BANKING -- 3.9%
  Bear Stearns & Co.,
    5.724%, 10/10/00....................       A2           5,000       4,993,500
  Dean Witter, Discover & Co.
    5.941%, 02/13/01....................       A1           4,500       4,500,000
  Donaldson, Lufkin & Jenrette, Inc.,
    5.938%, 09/18/02....................       A3           7,500       7,488,750
  Goldman, Sachs Group,
    5.999%, 01/30/02....................       A1          10,000      10,000,000
  Lehman Brothers Holdings, Inc.,
    5.988%, 09/03/02....................      Baa1         10,000       9,980,900
    6.40%, 08/30/00(c)..................      Baa1         93,250      93,774,997
  Merrill Lynch, Pierce, Fenner & Smith,
    Inc.,
    5.838%, 06/24/03....................      Aa3          10,000       9,990,000
  Morgan Stanley Group, Inc.,
    5.838%, 12/19/01....................       A1           5,000       5,024,500
  Morgan Stanley Dean Witter Discover &
    Co., M.T.N.,
    5.89%, 03/20/00.....................       A1          15,000      14,989,500
    6.09%, 03/09/01.....................       A1          15,000      15,019,500
  PaineWebber Group, Inc.,
    6.238%, 10/03/02....................      Baa1          5,000       5,006,950

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                  RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  Salomon, Inc.,
    6.238%, 09/18/01....................       A2       $   5,000  $    5,061,500
    6.50%, 03/01/00.....................       A2          19,000      19,144,400
    6.59%, 02/21/01.....................       A2           8,250       8,364,345
    6.75%, 08/15/03.....................       A2           5,000       5,123,350
    7.25%, 05/01/01.....................       A2           8,625       8,869,691
                                                                   --------------
                                                                      227,331,883
                                                                   --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00.....................      Ba1          41,983      40,916,632
    6.75%, 11/15/03.....................      Baa2         12,000      11,605,200
                                                                   --------------
                                                                       52,521,832
                                                                   --------------
MEDIA -- 1.2%
  CBS Corp.,
    7.15%, 05/20/05.....................      Ba1          23,500      23,500,000
  Paramount Communications, Inc.,
    7.50%, 01/15/02.....................      Ba2           9,100       9,345,791
  Viacom, Inc.,
    7.75%, 06/01/05.....................      Ba2          34,350      36,598,208
                                                                   --------------
                                                                       69,443,999
                                                                   --------------
MISCELLANEOUS -- 0.2%
  Excelsior Master Trust,
    5.868%, 03/15/04....................      Aaa           5,000       5,000,000
  New York City,
    6.023%, 08/01/02....................       A3           5,000       4,997,500
    6.023%, 08/08/02....................       A3           1,500       1,498,500
                                                                   --------------
                                                                       11,496,000
                                                                   --------------
OIL & GAS -- 0.1%
  B.J. Services Co.,
    7.00%, 02/01/06.....................      Baa2          4,000       4,116,000
                                                                   --------------
OIL & GAS SERVICES -- 1.7%
  KN Energy, Inc.,
    6.30%, 03/01/01.....................      Baa2         20,000      20,033,200
  R&B Falcon Corp.,
    6.50%, 04/15/03.....................      Ba1           4,000       3,958,400
    6.75%, 04/15/05.....................      Ba1          35,750      35,347,098
  Williams Companies, Inc.,
    5.95%, 02/15/00.....................      Baa2         41,000      40,848,300
                                                                   --------------
                                                                      100,186,998
                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
  EOP Operating, L.P.,
    6.50%, 06/15/04.....................      Baa1          6,000       5,988,000
    6.625%, 02/15/05....................      Baa1         18,187      18,199,731
  ERP Operating, L.P.,
    6.63%, 04/13/15.....................       A3          15,300      15,376,500
  Felcor Suites, L.P.,
    7.375%, 10/01/04....................      Ba1          25,000      24,688,500
  Gables Realty Trust,
    6.80%, 03/15/05.....................      Baa2          7,500       7,443,750
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05.....................      Baa1         17,500      17,390,625
                                                                   --------------
                                                                       89,087,106
                                                                   --------------
RETAIL -- 2.0%
  Dayton Hudson,
    5.95%, 06/15/00.....................       A3           9,000       8,992,710

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                  RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  Federated Department Stores, Inc.,
    8.125%, 10/15/02....................      Baa2      $   3,600  $    3,845,520
    8.50%, 06/15/03(b)..................      Baa2         54,890      59,830,100
    10.00%, 02/15/01....................      Baa2         11,000      11,979,000
  Meyer (Fred), Inc.,
    7.15%, 03/01/03.....................      Ba2          32,545      32,705,447
                                                                   --------------
                                                                      117,352,777
                                                                   --------------
TELECOMMUNICATIONS -- 1.8%
  360 Communication Co.,
    7.125%, 03/01/03....................      Baa1         23,776      24,661,180
    7.50%, 03/01/06.....................      Baa1         35,000      37,309,300
    7.60%, 04/01/09.....................      Baa1          6,250       6,762,313
  AT&T Universal Card Master Trust,
    5.789%, 04/19/04....................      Aaa           4,000       4,005,000
  Cable & Wire Communications, Inc.,
    (United Kingdom),
    6.375%, 03/06/03....................      Baa1          9,300       9,323,250
    6.625%, 03/06/05....................      Baa1          5,000       5,031,250
  US West Capital Corp.,
    6.875%, 07/15/28....................       A3          15,800      15,807,900
                                                                   --------------
                                                                      102,900,193
                                                                   --------------
TOBACCO -- 0.5%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10.....................       A2          20,000      19,975,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05.....................      Baa3          4,600       4,797,202
    9.25%, 08/15/13.....................      Baa3          7,000       7,550,620
                                                                   --------------
                                                                       32,322,822
                                                                   --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.9%
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01.....................      Baa3         21,000      21,105,000
    6.95%, 03/01/04.....................      Baa2          7,500       7,603,125
    7.00%, 06/15/00.....................      Baa2         13,500      13,702,500
  Ryder System, Inc.,
    7.51%, 03/24/00.....................      Baa1          3,000       3,077,550
    8.34%, 01/26/00.....................      Baa1          5,000       5,179,650
                                                                   --------------
                                                                       50,667,825
                                                                   --------------
UTILITIES -- 0.8%
  Consolidated Edison,
    5.748%, 06/15/02....................       A1           7,000       7,010,710
    5.788%, 12/15/01....................       A1           3,000       3,007,410
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04.....................      Baa1          1,000       1,018,710
    6.875%, 12/15/07....................      Baa1          4,550       4,671,986
  Hydro-Quebec, (Canada),
    5.813%, 09/29/49....................       A+           6,250       5,531,250
  Niagara Mohawk Power,
    7.00%, 10/01/00.....................      Ba3          25,000      25,031,250
                                                                   --------------
                                                                       46,271,316
                                                                   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 7.9%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19(b)............                   11,800       3,394,388
  United States Treasury Bonds,
    8.00%, 11/15/21.....................                  131,300     169,253,578

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                  RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  United States Treasury Notes,
    5.375%, 02/15/01....................                $  32,300  $   32,188,888
    5.50%, 02/29/00.....................                    4,900       4,898,481
    5.50%, 01/31/03.....................                   10,200      10,192,044
    5.625%, 05/15/08....................                    8,875       8,995,611
    5.75%, 04/30/03.....................                    4,700       4,746,248
    6.125%, 11/15/27....................                  180,950     193,898,782
    6.50%, 05/15/05.....................                    1,200       1,266,564
    6.625%, 03/31/02....................                   19,100      19,783,398
    7.25%, 05/15/04.....................                    8,900       9,656,500
                                                                   --------------
                                                                      458,274,482
                                                                   --------------
FOREIGN GOVERNMENT BONDS -- 0.4%
  Banco de Commercio Exterior de
    Colombia, SA, M.T.N.,
    8.625%, 06/02/00....................      Baa3          5,500       5,582,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02.....................       NR          14,600      11,680,000
  Republic of Argentina,
    6.625%, 03/31/05....................       B1           1,929       1,699,973
  Republic of Panama,
    6.75%, 05/14/02.....................      Ba1           1,846       1,800,045
  United Mexican States,
    7.002%, 06/27/02....................      Ba2           2,000       1,952,000
                                                                   --------------
                                                                       22,714,518
                                                                   --------------
TOTAL LONG-TERM BONDS
  (cost $2,404,801,952)..........................................   2,446,184,398
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $5,067,467,171)..........................................   5,467,362,278
                                                                   --------------

SHORT-TERM INVESTMENTS -- 5.2%
ASSET-BACKED SECURITIES -- 0.1%
  Restructured Asset Securities Enhanced
    Return (d),
    5.646%, 07/28/98....................       NR           4,000       4,000,000
  Strategic Money Market Trust 1997-A
    (d),
    5.688%, 09/23/98....................       NR           5,000       5,000,000
                                                                   --------------
                                                                        9,000,000
                                                                   --------------
BANK NOTES -- 0.1%
  American Express Centurion
    Bank, (d) 5.616%, 07/22/98..........       NR           5,000       5,000,000
  US-Bank, N.A., (d)
    5.522%, 07/15/98....................       NR           3,000       2,999,261
                                                                   --------------
                                                                        7,999,261
                                                                   --------------
CERTIFICATES OF DEPOSIT - DOMESTIC -- 0.2%
  Bank of New York,
    5.75%, 05/14/99.....................       P1           3,000       3,000,718
  CoreStates Bank, N.A., (d)
    5.606%, 07/21/98....................       NR           1,000       1,000,000
  Taubman Realty Group,
    6.519%, 07/27/98....................       NR           5,500       5,476,405
                                                                   --------------
                                                                        9,477,123
                                                                   --------------
CERTIFICATES OF DEPOSIT - YANKEE -- 0.4%
  Abbey National Treasury Services, PLC,
    (United Kingdom),
    5.50%, 02/05/99.....................       NR           6,000       5,997,207
  Barclays American Corp., (d)
    5.521%, 07/02/98....................       P3           3,000       2,997,817

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)              RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  Credit Agricole Indosuez,
    5.75%, 04/16/99.....................       NR       $   3,000  $    3,000,807
  Dresdner U.S. Finance,
    5.95%, 10/20/98.....................       P3           5,000       4,999,521
  Westdeutsche Landesbank Girozentral,
    (Germany),
    5.82%, 08/03/98.....................       P1           2,000       1,999,860
    5.83%, 08/03/98.....................       P1           3,000       2,999,803
                                                                   --------------
                                                                       21,995,015
                                                                   --------------
COMMERCIAL PAPER -- 0.6%
  Baxter International,
    5.95%, 07/07/98.....................       P2           4,300       4,295,736
  Centric Capital Corp.,
    5.55%, 09/28/98.....................       NR           2,000       1,972,558
  Commercial Credit Co.,
    5.58%, 07/28/98.....................       P1           4,300       4,282,005
  Du Pont (E.I.) de Nemours &
    Co., 5.54%, 08/10/98................       P3           4,300       4,273,531
  First Data Corp.,
    5.52%, 09/15/98.....................       NR           2,000       1,976,693
  General Electric Capital Corp.,
    5.53%, 09/03/98.....................       NR           5,300       5,247,895
  International Lease Finance Corp.,
    5.75%, 07/01/98.....................       A1           2,300       2,300,000
  Merck & Co., Inc.,
    6.10%, 07/01/98.....................       NR           4,094       4,094,000
  Old Line Funding Corp.,
    5.70%, 08/04/98.....................       NR           4,359       4,335,534
  Wood Street Funding Corp.,
    6.00%, 07/07/98.....................       NR           2,000       1,998,000
                                                                   --------------
                                                                       34,775,952
                                                                   --------------
FOREIGN GOVERNMENT OBLIGATIONS
  Province of Quebec, (Canada),
    5.988%, 06/15/99....................       A2           2,000       1,999,875
                                                                   --------------
OTHER CORPORATE OBLIGATIONS -- 1.1%
  Abbey National Treasury, (United
    Kingdom),
    5.625%, 03/08/99....................      Aa2           5,500       5,497,800
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99.....................      Ba3          10,000       9,707,800
  AT&T Capital Corp., M.T.N.,
    5.934%, 01/14/99....................      Baa3         10,000      10,000,000
    6.65%, 04/30/99.....................      Baa3         24,500      24,607,800
  Baltimore Gas & Electric,
    5.668%, 03/15/99....................       A2           4,000       4,001,280
  Bank of Boston N.A.,
    5.848%, 01/25/99....................       A2           2,500       2,503,925
  General Motors Acceptance Corp., (d)
    5.568%, 09/21/98....................       P1           3,500       3,499,110
    6.00%, 07/13/98.....................       P1           1,000       1,000,025
                                                                   --------------
                                                                       60,817,740
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)              RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------

TIME DEPOSIT - EURODOLLAR -- 0.1%
  Deutsche Bank,
    6.25%, 07/01/98.....................       P3       $   4,300  $    4,300,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  United States Treasury Bills,
    5.015%, 09/17/98....................                    5,700       5,638,065
    5.035%, 09/17/98....................                    2,200       2,176,000
    5.05%, 09/17/98.....................                    3,850       3,807,875
                                                                   --------------
                                                                       11,621,940
                                                                   --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5)...........                  140,082     140,082,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $302,383,784)............................................     302,068,906
                                                                   --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $5,369,850,955; Note 6)..................................   5,769,431,184
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (E)...................
                                                                       (1,626,609)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.3%..............
                                                                       19,614,550
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $5,787,419,125
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion of security segregated as collateral for futures contracts. Aggregate value of segregated securities-$91,318,472.

(d) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1998.

(e)  Open futures contracts as of June 30, 1998 are as follows:

    NUMBER OF                            EXPIRATION        VALUE AT         VALUE AT
    CONTRACTS               TYPE            DATE          TRADE DATE      JUNE 30, 1998    APPRECIATION
   Long Positions:
       659           U.S. T-Note             Sep 98      $   72,072,977   $  72,284,063     $   211,086
       810           S&P 500 Index           Sep 98      $  255,506,450   $ 231,457,500     $ 5,951,050
        7            U.S. T-Bond             Sep 98      $      859,031   $     865,156     $     6,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

                             STOCK INDEX PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.2%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.7%
  Aeroquip-Vickers, Inc...........................          9,500  $      554,562
  AlliedSignal, Inc...............................        188,200       8,351,375
  B.F. Goodrich Co................................         23,700       1,176,112
  Boeing Co.......................................        332,436      14,814,179
  General Dynamics Corp...........................         42,100       1,957,650
  Lockheed Martin Corp............................         64,749       6,855,300
  Northrop Grumman Corp...........................         21,900       2,258,437
  Parker-Hannifin Corp............................         37,525       1,430,641
  Raytheon Co. (Class "B" Stock)..................        113,018       6,682,189
  United Technologies Corp........................         77,300       7,150,250
                                                                   --------------
                                                                       51,230,695
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. (a)...................................         60,600       5,044,950
  Delta Air Lines, Inc............................         25,100       3,244,175
  Southwest Airlines Co...........................         72,900       2,159,662
  US Airways Group, Inc. (a)......................         30,800       2,440,900
                                                                   --------------
                                                                       12,889,687
                                                                   --------------
APPAREL -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...         24,700         819,731
  Nike, Inc. (Class "B" Stock)....................         97,400       4,742,162
  Reebok International Ltd. (a)...................         18,600         514,987
                                                                   --------------
                                                                        6,076,880
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.0%
  Chrysler Corp...................................        216,100      12,182,637
  Cummins Engine Co., Inc.........................         12,200         625,250
  Dana Corp.......................................         34,600       1,851,100
  Echlin, Inc.....................................         21,300       1,045,031
  Ford Motor Co...................................        401,300      23,676,700
  General Motors Corp.............................        227,300      15,186,481
  Genuine Parts Co................................         58,625       2,026,227
  Johnson Controls, Inc...........................         27,500       1,572,656
  Navistar International Corp. (a)................         23,400         675,675
  PACCAR, Inc.....................................         26,660       1,392,985
  TRW, Inc........................................         41,200       2,250,550
                                                                   --------------
                                                                       62,485,292
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 8.2%
  Ahmanson (H.F.) & Co............................         36,100       2,563,100
  Banc One Corp...................................        232,483      12,975,457
  Bank of New York Co., Inc.......................        124,900       7,579,869
  BankAmerica Corp................................        230,696      19,940,785
  BankBoston Corp.................................         97,200       5,406,750
  Bankers Trust Corp..............................         32,600       3,783,637
  BB&T Corp.......................................         47,300       3,198,662
  Chase Manhattan Corp............................        282,794      21,350,947
  Citicorp........................................        152,200      22,715,850
  Comerica, Inc...................................         51,950       3,441,687
  First Chicago NBD Corp..........................         97,115       8,606,817
  First Union Corp................................        321,478      18,726,093
  Fleet Financial Group, Inc......................         92,800       7,748,800
  Golden West Financial Corp......................         18,900       2,009,306
  Huntington Bancshares, Inc......................         63,000       2,110,500
  KeyCorp.........................................        145,600       5,187,000
  Mellon Bank Corp................................         85,100       5,925,087
  Mercantile Bancorporation, Inc..................         43,600       2,196,350
  Morgan (J.P.) & Co., Inc........................         58,850       6,892,806
  National City Corp..............................        109,600       7,781,600
  NationsBank Corp................................        317,476      24,286,914
  Northern Trust Corp.............................         37,600       2,867,000
  Norwest Corp....................................        250,400       9,358,700
  PNC Bank Corp...................................        101,200       5,445,825
  Providian Financial Corp........................         31,900       2,506,144

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Republic New York Corp..........................         36,400  $    2,290,925
  Summit Bancorp..................................         58,100       2,759,750
  Suntrust Banks, Inc.............................         70,300       5,716,269
  Synovus Financial Corp..........................         86,100       2,044,875
  U.S. Bancorp....................................        245,626      10,561,918
  Wachovia Corp...................................         68,100       5,754,450
  Wells Fargo & Co................................         28,866      10,651,554
                                                                   --------------
                                                                      254,385,427
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         49,500       1,797,469
  Omnicom Group, Inc..............................         54,300       2,708,212
                                                                   --------------
                                                                        4,505,681
                                                                   --------------
CHEMICALS -- 1.9%
  Air Products & Chemicals, Inc...................         77,600       3,104,000
  Dow Chemical Co.................................         75,700       7,319,244
  Du Pont (E.I.) de Nemours & Co..................        376,500      28,096,312
  Eastman Chemical Co.............................         25,900       1,612,275
  FMC Corp. (a)...................................         12,100         825,069
  Hercules, Inc...................................         31,800       1,307,775
  Monsanto Co.....................................        196,900      11,001,787
  Nalco Chemical Co...............................         22,700         797,337
  Rohm & Haas Co..................................         20,200       2,099,537
  Sigma-Aldrich Corp..............................         33,400       1,173,175
  Union Carbide Corp..............................         41,600       2,220,400
                                                                   --------------
                                                                       59,556,911
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.2%
  Engelhard Corp..................................         46,975         951,244
  Great Lakes Chemical Corp.......................         20,200         796,637
  Morton International, Inc.......................         42,400       1,060,000
  Octel Corp......................................          4,750          94,406
  Praxair, Inc....................................         52,600       2,462,337
  Raychem Corp....................................         27,400         810,012
  W.R. Grace & Co.................................         23,900         407,794
                                                                   --------------
                                                                        6,582,430
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp. (a)...............................        276,718       5,776,488
  Deluxe Corp.....................................         26,500         949,031
  Moore Corp. Ltd.................................         27,900         369,675
                                                                   --------------
                                                                        7,095,194
                                                                   --------------
COMPUTER SERVICES -- 4.6%
  3Com Corp. (a)..................................        117,100       3,593,506
  Adobe Systems, Inc..............................         23,200         984,550
  Autodesk, Inc...................................         15,500         598,687
  Automatic Data Processing, Inc..................         99,000       7,214,625
  Bay Networks, Inc. (a)..........................         72,000       2,322,000
  Cabletron Systems, Inc. (a).....................         52,500         705,469
  Ceridian Corp. (a)..............................         24,100       1,415,875
  Computer Associates International, Inc..........        181,443      10,081,427
  Computer Sciences Corp. (a).....................         51,300       3,283,200
  EMC Corp. (a)...................................        164,700       7,380,619
  First Data Corp.................................        142,700       4,753,694
  Microsoft Corp. (a).............................        816,600      88,499,025
  Novell, Inc. (a)................................        114,900       1,464,975
  Oracle Corp. (a)................................        324,887       7,980,037
  Parametric Technology Corp. (a).................         84,400       2,289,350
  Silicon Graphics, Inc. (a)......................         60,600         734,775
                                                                   --------------
                                                                      143,301,814
                                                                   --------------
COMPUTERS -- 4.4%
  Apple Computer, Inc. (a)........................         44,900       1,288,069
  Cisco Systems, Inc. (a).........................        338,100      31,126,331
  Compaq Computer Corp............................        547,670      15,540,122

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Data General Corp. (a)..........................         15,500  $      231,531
  Dell Computer Corp. (a).........................        216,700      20,112,469
  Gateway 2000, Inc. (a)..........................         51,900       2,627,437
  Hewlett-Packard Co..............................        346,700      20,758,662
  International Business Machines Corp............        317,100      36,407,044
  Seagate Technology, Inc. (a)....................         79,600       1,895,475
  Sun Microsystems, Inc. (a)......................        125,800       5,464,437
                                                                   --------------
                                                                      135,451,577
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp.....................................         19,400         732,350
  Fluor Corp......................................         27,800       1,417,800
  Foster Wheeler Corp.............................         13,000         278,687
  Pulte Corp......................................         14,200         424,225
                                                                   --------------
                                                                        2,853,062
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          9,700         389,819
  Bemis Co., Inc..................................         17,800         727,575
  Crown Cork & Seal Co., Inc......................         43,400       2,061,500
  Owens-Illinois, Inc. (a)........................         51,700       2,313,575
  Sealed Air Corp. (a)............................         27,010         992,617
  Stone Container Corp. (a).......................         33,266         519,781
                                                                   --------------
                                                                        7,004,867
                                                                   --------------
COSMETICS & SOAPS -- 1.8%
  Alberto Culver Co. (Class "B" Stock)............         18,700         542,300
  Avon Products, Inc..............................         44,000       3,410,000
  Colgate-Palmolive Co............................         98,300       8,650,400
  International Flavors & Fragrances, Inc.........         35,700       1,550,719
  Procter & Gamble Co.............................        446,904      40,696,195
                                                                   --------------
                                                                       54,849,614
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.1%
  Loews Corp......................................         38,400       3,345,600
  Phillip Morris Co., Inc.........................        807,900      31,811,062
                                                                   --------------
                                                                       35,156,662
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         36,800       1,978,000
  Pitney Bowes, Inc...............................         96,400       4,639,250
  Unisys Corp. (a)................................         82,300       2,324,975
  Xerox Corp......................................        108,346      11,010,662
                                                                   --------------
                                                                       19,952,887
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.4%
  Cognizant Corp..................................         54,360       3,424,680
  Fortune Brands, Inc.............................         57,800       2,221,687
  General Electric Capital Corp...................      1,088,800      99,080,800
                                                                   --------------
                                                                      104,727,167
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.7%
  Abbott Laboratories.............................        508,500      20,784,937
  Allergan, Inc...................................         21,700       1,006,337
  ALZA Corp. (a)..................................         28,400       1,228,300
  American Home Products Corp.....................        432,700      22,392,225
  Amgen, Inc. (a).................................         87,100       5,694,162
  Bard (C.R.), Inc................................         18,600         707,962
  Bausch & Lomb, Inc..............................         18,100         907,262
  Baxter International, Inc.......................         93,200       5,015,325
  Becton, Dickinson & Co..........................         40,900       3,174,862
  Biomet, Inc.....................................         36,000       1,190,250
  Boston Scientific Corp. (a).....................         65,100       4,662,787
  Bristol-Myers Squibb Co.........................        331,080      38,053,507

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cardinal Health, Inc............................         36,200  $    3,393,750
  Eli Lilly & Co..................................        369,200      24,390,275
  Guidant Corp....................................         50,100       3,572,756
  Johnson & Johnson...............................        447,600      33,010,500
  Mallinckrodt, Inc...............................         23,300         691,719
  Medtronic, Inc..................................        155,900       9,938,625
  Merck & Co., Inc................................        398,950      53,359,562
  Pfizer, Inc.....................................        433,200      47,083,425
  Pharmacia & Upjohn, Inc.........................        169,325       7,810,116
  Schering-Plough Corp............................        243,600      22,319,850
  St. Jude Medical, Inc. (a)......................         29,700       1,093,331
  United States Surgical Corp.....................         24,600       1,122,375
  Warner-Lambert Co...............................        272,000      18,870,000
                                                                   --------------
                                                                      331,474,200
                                                                   --------------
ELECTRONICS -- 3.0%
  Advanced Micro Devices, Inc. (a)................         47,200         805,350
  AMP Inc.........................................         72,944       2,507,450
  Applied Materials, Inc. (a).....................        122,600       3,616,700
  EG&G, Inc.......................................         14,700         441,000
  Emerson Electric Co.............................        148,000       8,935,500
  Grainger (W.W.), Inc............................         32,800       1,633,850
  Harris Corp.....................................         26,600       1,188,687
  Honeywell, Inc..................................         42,200       3,526,337
  Intel Corp......................................        557,700      41,339,512
  KLA-Tencor Corp. (a)............................         27,300         755,869
  LSI Logic Corp. (a).............................         46,600       1,074,712
  Micron Technology, Inc. (a).....................         70,000       1,736,875
  Motorola, Inc...................................        198,100      10,412,631
  Perkin-Elmer Corp...............................         15,700         976,344
  Rockwell International Corp.....................         67,200       3,229,800
  Tektronix, Inc..................................         17,200         608,450
  Texas Instruments, Inc..........................        129,700       7,563,131
  Thomas & Betts Corp.............................         17,600         866,800
                                                                   --------------
                                                                       91,218,998
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Browning-Ferris Industries, Inc.................         65,000       2,258,750
                                                                   --------------
FINANCIAL SERVICES -- 5.3%
  American Express Co.............................        154,400      17,601,600
  Associates First Capital Corp...................        115,633       8,889,287
  Bear Stearns Companies, Inc.....................         24,000       1,365,000
  Beneficial Corp.................................         17,400       2,665,462
  Capital One Financial Corp......................         14,000       1,738,625
  Countrywide Credit Industries, Inc..............         36,400       1,847,300
  Federal Home Loan Mortgage Corp.................        231,700      10,904,381
  Federal National Mortgage Association...........        352,600      21,420,450
  Fifth Third Bancorp.............................         80,000       5,040,000
  Franklin Resource, Inc..........................         84,300       4,552,200
  Green Tree Financial Corp.......................         46,000       1,969,375
  H & R Block, Inc................................         34,300       1,444,887
  Household International, Inc....................        106,200       5,283,450
  Lehman Brothers Holdings, Inc...................         37,400       2,900,837
  MBNA Corp.......................................        166,612       5,498,196
  Merrill Lynch & Co., Inc........................        113,200      10,442,700
  Morgan Stanley, Dean Witter, Discover & Co......        197,405      18,037,882
  Schwab (Charles) Corp...........................         87,200       2,834,000
  SLM Holding Corp................................         38,000       1,862,000
  State Street Corp...............................         53,500       3,718,250
  Sunamerica, Inc.................................         65,300       3,750,669
  Transamerica Corp...............................         20,600       2,371,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Travelers Group, Inc............................        381,409  $   23,122,921
  Washington Mutual, Inc..........................        128,280       5,572,162
                                                                   --------------
                                                                      164,833,209
                                                                   --------------
FOOD & BEVERAGES -- 5.6%
  Anheuser-Busch Companies, Inc...................        163,000       7,691,562
  Archer-Daniels-Midland Co.......................        188,737       3,656,779
  Bestfoods.......................................         96,000       5,574,000
  Brown-Forman Corp. (Class "B" Stock)............         23,000       1,477,750
  Campbell Soup Co................................        152,400       8,096,250
  Coca-Cola Co....................................        822,600      70,332,300
  ConAgra, Inc....................................        157,300       4,984,444
  Coors (Adolph) Co. (Class "B" Stock)............         12,600         428,400
  General Mills, Inc..............................         52,400       3,582,850
  Giant Food, Inc. (Class "A" Stock)..............         20,600         887,087
  Heinz (H.J.) & Co...............................        121,250       6,805,156
  Hershey Foods Corp..............................         47,900       3,305,100
  Kellogg Co......................................        137,100       5,149,819
  PepsiCo, Inc....................................        504,300      20,770,856
  Pioneer Hi-Bred International, Inc..............         81,300       3,363,787
  Quaker Oats Co..................................         46,100       2,532,619
  Ralston-Ralston Purina Group....................         35,740       4,174,879
  Sara Lee Corp...................................        157,500       8,810,156
  Seagram Co., Ltd................................        119,100       4,875,656
  Sysco Corp......................................        113,400       2,905,875
  Wrigley (William) Jr. Co........................         38,400       3,763,200
                                                                   --------------
                                                                      173,168,525
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Boise Cascade Corp..............................         18,486         605,416
  Champion International Corp.....................         32,400       1,593,675
  Fort James Corp.................................         70,300       3,128,350
  Georgia-Pacific Corp............................         30,800       1,815,275
  International Paper Co..........................        100,534       4,322,962
  Louisiana-Pacific Corp..........................         36,200         660,650
  Mead Corp.......................................         34,700       1,101,725
  Potlatch Corp...................................          9,800         411,600
  Temple-Inland, Inc..............................         18,600       1,002,075
  Union Camp Corp.................................         22,800       1,131,450
  Westvaco Corp...................................         35,100         991,575
  Weyerhaeuser Co.................................         65,900       3,043,756
  Willamette Industries, Inc......................         36,600       1,171,200
                                                                   --------------
                                                                       20,979,709
                                                                   --------------
GAS PIPELINES -- 0.5%
  Columbia Energy Group...........................         27,750       1,543,594
  Consolidated Natural Gas Co.....................         31,700       1,866,337
  Enron Corp......................................        109,200       5,903,625
  Peoples Energy Corp.............................         11,200         432,600
  Sempra Energy (a)...............................         41,505       1,151,760
  Sonat, Inc......................................         36,200       1,398,225
  Williams Companies, Inc.........................        135,800       4,583,250
                                                                   --------------
                                                                       16,879,391
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp....................        215,998       6,290,942
  Healthsouth Corp. (a)...........................        129,700       3,461,369
  Humana, Inc. (a)................................         54,100       1,687,244
  Manor Care, Inc.................................         21,450         824,484
  Service Corp. International.....................         83,600       3,584,350
  Shared Medical Systems Corp.....................          8,800         646,250
  Tenet Healthcare Corp. (a)......................        102,800       3,212,500
                                                                   --------------
                                                                       19,707,139
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.1%
  Clorox Co.......................................         34,600  $    3,299,975
  Gillette Co.....................................        372,200      21,099,087
  Kimberly-Clark Corp.............................        185,188       8,495,499
                                                                   --------------
                                                                       32,894,561
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................         13,400         902,825
  Fleetwood Enterprises, Inc......................         11,600         464,000
  Kaufman & Broad Home Corp.......................         12,966         411,670
  Lowe's Companies, Inc...........................        115,200       4,672,800
  Masco Corp......................................         54,800       3,315,400
  Maytag Corp.....................................         32,100       1,584,938
  Owens Corning...................................         18,800         767,275
  Stanley Works...................................         29,100       1,209,469
  Tupperware Corp.................................         19,900         559,688
  Whirlpool Corp..................................         25,400       1,746,250
                                                                   --------------
                                                                       15,634,315
                                                                   --------------
INSURANCE -- 3.8%
  Aetna, Inc......................................         49,012       3,731,039
  Allstate Corp...................................        142,694      13,065,419
  American General Corp...........................         84,786       6,035,703
  American International Group, Inc...............        233,455      34,084,430
  Aon Corp........................................         55,950       3,930,488
  Chubb Corp......................................         56,300       4,525,113
  CIGNA Corp......................................         73,900       5,099,100
  Cincinnati Financial Corp.......................         55,500       2,129,813
  Conseco, Inc....................................         61,800       2,889,150
  General Re Corp.................................         26,150       6,629,025
  Hartford Financial Services Group, Inc..........         39,200       4,483,500
  Jefferson-Pilot Corp............................         35,212       2,040,095
  Lincoln National Corp...........................         33,800       3,088,475
  Marsh & McLennan Companies, Inc.................         84,300       5,094,881
  MBIA, Inc.......................................         32,400       2,425,950
  MGIC Investment Corp............................         37,800       2,156,963
  Progressive Corp................................         24,000       3,384,000
  SAFECO Corp.....................................         47,400       2,153,738
  St. Paul Companies, Inc.........................         76,910       3,235,027
  Torchmark Corp..................................         47,100       2,154,825
  United Healthcare Corp..........................         62,200       3,949,700
  UNUM Corp.......................................         46,200       2,564,100
                                                                   --------------
                                                                      118,850,534
                                                                   --------------
LEISURE -- 0.9%
  Brunswick Corp..................................         32,800         811,800
  Harrah's Entertainment, Inc. (a)................         34,750         807,938
  King World Productions, Inc. (a)................         25,100         640,050
  Mirage Resorts, Inc. (a)........................         58,800       1,253,175
  Walt Disney Co..................................        225,867      23,730,152
                                                                   --------------
                                                                       27,243,115
                                                                   --------------
LODGING -- 0.2%
  Hilton Hotels Corp..............................         82,700       2,356,950
  Marriott International, Inc. (Class "A"
    Stock)........................................         86,000       2,784,250
                                                                   --------------
                                                                        5,141,200
                                                                   --------------
MACHINERY -- 0.8%
  Briggs & Stratton Corp..........................          7,600         284,525
  Case Corp.......................................         24,900       1,201,425
  Caterpillar, Inc................................        123,900       6,551,213
  Cincinnati Milacron, Inc........................         12,300         299,044
  Cooper Industries, Inc..........................         40,300       2,213,981
  Deere & Co......................................         83,600       4,420,350
  Dover Corp......................................         74,100       2,537,925

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Eaton Corp......................................         25,000  $    1,943,750
  Harnischfeger Industries, Inc...................         15,800         447,338
  Ingersoll-Rand Co...............................         54,750       2,412,422
  Snap-On, Inc....................................         20,400         739,500
  Timken Co.......................................         21,100         650,144
                                                                   --------------
                                                                       23,701,617
                                                                   --------------
MANUFACTURING -- 0.6%
  Illinois Tool Works, Inc........................         82,900       5,528,394
  Tyco International, Ltd.........................        192,500      12,127,500
                                                                   --------------
                                                                       17,655,894
                                                                   --------------
MEDIA -- 2.8%
  CBS Corp........................................        236,000       7,493,000
  Clear Channel Communications, Inc. (a)..........         40,900       4,463,213
  Comcast Corp. (Special Class "A" Stock).........        118,400       4,806,300
  Donnelley (R.R.) & Sons Co......................         48,600       2,223,450
  Dow Jones & Co., Inc............................         31,600       1,761,700
  Dun & Bradstreet Corp...........................         57,260       2,068,518
  Gannett Co., Inc................................         94,200       6,694,088
  HBO & Co........................................        141,300       4,980,825
  Interpublic Group of Companies, Inc.............         41,700       2,530,669
  Knight-Ridder, Inc..............................         27,100       1,492,194
  McGraw-Hill, Inc................................         33,200       2,707,875
  Mediaone Group, Inc.............................        202,200       8,884,163
  Meredith Corp...................................         17,500         821,406
  New York Times Co. (Class "A" Stock)............         32,000       2,536,000
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................        169,500       6,515,156
  Time Warner, Inc................................        194,140      16,586,836
  Times Mirror Co. (Class "A" Stock)..............         30,000       1,886,250
  Tribune Co......................................         40,700       2,800,669
  Viacom, Inc. (Class "B" Stock) (a)..............        117,667       6,854,103
                                                                   --------------
                                                                       88,106,415
                                                                   --------------
METALS - FERROUS -- 0.2%
  Allegheny Teledyne, Inc.........................         65,680       1,502,430
  Armco, Inc. (a).................................         26,700         170,213
  Bethlehem Steel Corp. (a).......................         43,500         541,031
  Inland Steel Industries, Inc....................         16,700         470,731
  Nucor Corp......................................         30,200       1,389,200
  USX-U.S. Steel Group, Inc.......................         28,540         941,820
  Worthington Industries, Inc.....................         33,400         503,088
                                                                   --------------
                                                                        5,518,513
                                                                   --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum, Ltd.............................         75,950       2,098,119
  Aluminum Company of America.....................         57,500       3,791,406
  Cyprus Amax Minerals Co.........................         30,100         398,825
  Inco Ltd........................................         55,100         750,738
  Reynolds Metals Co..............................         25,100       1,404,031
                                                                   --------------
                                                                        8,443,119
                                                                   --------------
MINERAL RESOURCES -- 0.2%
  ASARCO, Inc.....................................         14,200         315,950
  Burlington Resources, Inc.......................         59,817       2,575,870
  Homestake Mining Co.............................         71,400         740,775
  Phelps Dodge Corp...............................         19,900       1,138,031
                                                                   --------------
                                                                        4,770,626
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
  Crane Co........................................         15,450         750,291
  Ecolab, Inc.....................................         42,800       1,326,800
  General Signal Corp.............................         16,962         610,632

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  ITT Industries, Inc.............................         39,100  $    1,461,363
  Laidlaw, Inc....................................        106,500       1,297,969
  Millipore Corp..................................         13,900         378,775
  NACCO Industries, Inc. (Class "A" Stock)........          2,700         348,975
  Pall Corp.......................................         41,200         844,600
  PPG Industries, Inc.............................         58,700       4,083,319
  Textron, Inc....................................         55,100       3,949,981
  Thermo Electron Corp. (a).......................         53,000       1,811,938
                                                                   --------------
                                                                       16,864,643
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.4%
  American Greetings Corp. (Class "A" Stock)......         24,300       1,237,781
  Black & Decker Corp.............................         32,300       1,970,300
  Corning, Inc....................................         77,400       2,689,650
  Eastman Kodak Co................................        108,700       7,941,894
  Jostens, Inc....................................         12,200         294,325
  Minnesota Mining & Manufacturing Co.............        135,700      11,152,844
  Polaroid Corp...................................         15,100         536,994
  Rubbermaid, Inc.................................         51,300       1,702,519
  Unilever N.V. (N.Y. Shares), ADR, (United
    Kingdom)......................................        212,500      16,774,219
                                                                   --------------
                                                                       44,300,526
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         55,800       2,123,888
                                                                   --------------
OIL & GAS -- 6.2%
  Amerada Hess Corp...............................         30,700       1,667,394
  Amoco Corp......................................        324,060      13,488,998
  Anadarko Petroleum Corp.........................         20,400       1,370,625
  Ashland, Inc....................................         24,700       1,275,138
  Atlantic Richfield Co...........................        106,670       8,333,594
  Chevron Corp....................................        218,100      18,115,931
  Coastal Corp....................................         34,600       2,415,513
  Eastern Enterprises.............................          6,400         274,400
  Exxon Corp......................................        820,700      58,526,169
  Kerr-McGee Corp.................................         15,900         920,213
  Mobil Corp......................................        260,700      19,976,138
  NICOR, Inc......................................         15,900         637,988
  Pennzoil Co.....................................         16,000         810,000
  Phillips Petroleum Co...........................         87,200       4,201,950
  Royal Dutch Petroleum Co........................        713,600      39,114,200
  Sun Co., Inc....................................         32,600       1,265,288
  Texaco, Inc.....................................        181,582      10,838,176
  Union Pacific Resources Group, Inc..............         84,456       1,483,259
  Unocal Corp.....................................         83,000       2,967,250
  USX-Marathon Group..............................         96,100       3,297,431
                                                                   --------------
                                                                      190,979,655
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp.......................        116,800       3,153,600
  Oryx Energy Co. (a).............................         34,500         763,313
                                                                   --------------
                                                                        3,916,913
                                                                   --------------
OIL & GAS SERVICES -- 0.8%
  Apache Corp.....................................         32,200       1,014,300
  Baker Hughes, Inc...............................         55,700       1,925,131
  Dresser Industries, Inc.........................         58,500       2,577,656
  Halliburton Co..................................         87,200       3,885,850
  Helmerich & Payne, Inc..........................         15,800         351,550
  McDermott International, Inc....................         20,300         699,081
  ONEOK, Inc......................................          9,800         390,775
  Rowan Companies, Inc. (a).......................         28,200         548,138

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Schlumberger Ltd................................        165,300  $   11,292,056
  Western Atlas, Inc. (a).........................         17,900       1,519,263
                                                                   --------------
                                                                       24,203,800
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp...............................        123,200       2,363,900
  Battle Mountain Gold Co.........................         75,500         448,281
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "B")..........................................         65,000         987,188
  Newmont Mining Corp.............................         51,503       1,216,758
  Placer Dome, Inc................................         84,400         991,700
                                                                   --------------
                                                                        6,007,827
                                                                   --------------
RAILROADS -- 0.5%
  Burlington Northern Santa Fe Corp...............         52,042       5,109,874
  CSX Corp........................................         73,512       3,344,796
  Norfolk Southern Corp...........................        125,100       3,729,544
  Union Pacific Corp..............................         81,800       3,609,425
                                                                   --------------
                                                                       15,793,639
                                                                   --------------
RESTAURANTS -- 0.6%
  Darden Restaurants, Inc.........................         50,300         798,513
  McDonald's Corp.................................        229,500      15,835,500
  Tricon Global Restaurants, Inc. (a).............         51,050       1,617,647
  Wendy's International, Inc......................         44,000       1,034,000
                                                                   --------------
                                                                       19,285,660
                                                                   --------------
RETAIL -- 5.4%
  Abercrombie & Fitch Co.(Class "A" Stock)........          1,212          53,328
  Albertson's, Inc................................         81,700       4,233,081
  American Stores Co..............................         91,800       2,220,413
  AutoZone, Inc. (a)..............................         50,900       1,625,619
  Circuit City Stores, Inc........................         33,200       1,556,250
  Consolidated Stores Corp. (a)...................         34,600       1,254,250
  Costco Companies, Inc. (a)......................         70,666       4,456,375
  CVS Corp........................................        126,000       4,906,125
  Dayton-Hudson Corp..............................        144,584       7,012,324
  Dillard's, Inc..................................         37,050       1,535,259
  Federated Department Stores, Inc. (a)...........         69,300       3,729,206
  Great Atlantic & Pacific Tea Co., Inc...........         12,200         403,363
  Harcourt General, Inc...........................         23,206       1,380,757
  Home Depot, Inc.................................        243,423      20,219,323
  IKON Office Solutions, Inc......................         45,576         663,701
  J.C. Penney Co., Inc............................         82,700       5,980,244
  Kmart Corp. (a).................................        160,300       3,085,775
  Kroger Co. (a)..................................         84,200       3,610,075
  Liz Claiborne, Inc..............................         23,000       1,201,750
  Longs Drug Stores, Inc..........................         11,700         337,838
  May Department Stores Co........................         76,700       5,023,850
  Mercantile Stores Co., Inc......................         12,100         955,144
  Newell Co.......................................         52,500       2,615,156
  Nordstrom, Inc..................................         25,600       1,977,600
  Pep Boys - Manny, Moe & Jack....................         21,300         403,369
  Rite Aid Corp...................................         87,200       3,275,450
  Sears, Roebuck & Co.............................        129,900       7,932,019
  Sherwin-Williams Co.............................         58,600       1,941,125
  Supervalu, Inc..................................         20,000         887,500
  Tandy Corp......................................         33,830       1,795,104
  The Gap, Inc....................................        131,950       8,131,419
  The Limited, Inc................................         88,648       2,936,465
  TJX Companies, Inc..............................        107,400       2,591,025
  Toys 'R' Us, Inc. (a)...........................         92,750       2,185,422
  Venator Group, Inc. (a).........................         44,400         849,150
  Wal-Mart Stores, Inc............................        747,500      45,410,625

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Walgreen Co.....................................        163,500  $    6,754,594
  Winn-Dixie Stores, Inc..........................         49,200       2,518,425
                                                                   --------------
                                                                      167,648,498
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co.........................         26,300         542,438
  Goodyear Tire & Rubber Co.......................         52,100       3,357,194
                                                                   --------------
                                                                        3,899,632
                                                                   --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)................         53,000         698,938
                                                                   --------------
TELECOMMUNICATIONS -- 8.3%
  Airtouch Communications, Inc. (a)...............        187,800      10,974,563
  Alltel Corp.....................................         61,600       2,864,400
  Ameritech Corp..................................        364,900      16,374,888
  Andrew Corp. (a)................................         28,512         514,998
  Ascend Communications, Inc. (a).................         62,000       3,072,875
  AT&T Corp.......................................        539,973      30,845,958
  Bell Atlantic Corp..............................        516,390      23,560,294
  BellSouth Corp..................................        330,400      22,178,100
  DSC Communications Corp. (a)....................         38,100       1,143,000
  Frontier Corp...................................         54,300       1,710,450
  General Instrument Corp. (a)....................         47,700       1,296,844
  GTE Corp........................................        318,720      17,728,800
  Lucent Technologies, Inc........................        434,720      36,163,270
  MCI Communications Corp.........................        237,600      13,810,500
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         88,700       2,206,413
  Northern Telecom, Ltd...........................        172,600       9,795,050
  SBC Communications, Inc.........................        610,286      24,411,440
  Scientific-Atlanta, Inc.........................         26,700         677,513
  Sprint Corp.....................................        142,500      10,046,250
  Tellabs, Inc. (a)...............................         60,400       4,326,150
  US West, Inc....................................        168,822       7,934,638
  WorldCom, Inc. (a)..............................        340,000      16,468,750
                                                                   --------------
                                                                      258,105,144
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................         14,400         732,600
  Russell Corp....................................         11,500         347,156
  Springs Industries, Inc.........................          6,600         304,425
  VF Corp.........................................         40,236       2,072,154
                                                                   --------------
                                                                        3,456,335
                                                                   --------------
TOBACCO -- 0.1%
  UST, Inc........................................         60,700       1,638,900
                                                                   --------------
TOYS -- 0.2%
  Hasbro, Inc.....................................         44,900       1,765,131
  Mattel, Inc.....................................         96,881       4,099,277
                                                                   --------------
                                                                        5,864,408
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  FDX Corp........................................         48,820       3,063,455
  Ryder System, Inc...............................         25,300         798,531
                                                                   --------------
                                                                        3,861,986
                                                                   --------------
UTILITY - ELECTRIC -- 2.3%
  Ameren Corp.....................................         44,400       1,764,900
  American Electric Power Co., Inc................         62,200       2,822,325
  Baltimore Gas & Electric Co.....................         49,650       1,542,253
  Carolina Power & Light Co.......................         49,300       2,138,388
  Central & South West Corp.......................         69,600       1,870,500
  CINergy Corp....................................         52,739       1,845,865
  Consolidated Edison, Inc........................         77,300       3,560,631
  Dominion Resources, Inc.........................         63,350       2,581,513
  DTE Energy Co...................................         47,200       1,905,700
  Duke Energy Corp................................        119,431       7,076,287

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Edison International............................        125,400  $    3,707,138
  Entergy Corp....................................         79,800       2,294,250
  FirstEnergy Corp. (a)...........................         76,100       2,340,075
  FPL Group, Inc..................................         59,900       3,773,700
  GPU, Inc........................................         41,700       1,576,781
  Houston Industries, Inc.........................         96,210       2,970,484
  Niagara Mohawk Power Corp. (a)..................         45,300         676,669
  Northern States Power Co........................         50,000       1,431,250
  Pacific Gas & Electric Co.......................        143,200       4,519,750
  PacifiCorp......................................         97,400       2,203,675
  PECO Energy Co..................................         72,600       2,119,013
  PP&L Resources, Inc.............................         55,000       1,247,813
  Public Service Enterprise Group, Inc............         76,000       2,617,250
  Southern Co.....................................        229,700       6,359,819
  Texas Utilities Co..............................         81,706       3,401,012
  Unicom Corp.....................................         71,800       2,517,488
                                                                   --------------
                                                                       70,864,529
                                                                   --------------
WASTE MANAGEMENT -- 0.2%
  Waste Management, Inc...........................        154,600       5,411,000
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,610,232,614)..........................................   2,981,511,598
                                                                   --------------
PREFERRED STOCKS
MISCELLANEOUS - INDUSTRIAL
  Sealed Air Corp. (Series A).....................              1              21
                                                                   --------------
    (cost $19)
TOTAL LONG-TERM INVESTMENTS
  (cost $1,610,232,633)..........................................   2,981,511,619
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 3.9%                          (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 3.8%
  Joint Repurchase
    Agreement Account,
    5.715%, 07/01/98..............................  $     116,704  $  116,704,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATION -- 0.1%
  United States Treasury Bill,
    5.05%, 09/17/98 (b)...........................          4,500       4,452,435
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $121,154,772)............................................     121,156,435
                                                                   --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $1,731,387,405; Note 6)..................................   3,102,668,054
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)...................
                                                                         (832,375)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............
                                                                       (2,685,996)
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $3,099,149,683
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of June 30, 1998 are as follows:

 NUMBER OF                                                         EXPIRATION         VALUE AT          VALUE AT
 CONTRACTS                          TYPE                              DATE           TRADE DATE      JUNE 30, 1998    APPRECIATION
 Long Position:
    397                         S&P 500 Index                             Sep 98 $       3,114,176     $ 6,592,375     $ 3,478,199

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

                                EQUITY PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 80.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  Raytheon Co.....................................         44,639  $    2,572,322
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.0%
  Chrysler Corp...................................        981,720      55,344,465
  General Motors Corp.............................        700,000      46,768,750
  LucasVarity PLC (United Kingdom)................     19,150,084      76,068,347
  Navistar International Corp. (a)................        395,200      11,411,400
  PACCAR, Inc.....................................        279,400      14,598,650
                                                                   --------------
                                                                      204,191,612
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 5.8%
  Bank of New York Co., Inc.......................      1,200,000      72,825,000
  BankAmerica Corp................................        698,000      60,333,375
  Chase Manhattan Corp............................        977,800      73,823,900
  Mellon Bank Corp................................        270,100      18,805,712
  Mercantile Bankshares Corp......................        419,400      14,600,362
  Morgan (J.P.) & Co., Inc........................        327,900      38,405,287
  National City Corp..............................         61,560       4,370,760
  NationsBank Corp................................      1,000,000      76,500,000
  Republic New York Corp..........................        450,000      28,321,875
                                                                   --------------
                                                                      387,986,271
                                                                   --------------
CHEMICALS -- 2.8%
  BOC Group, PLC ADR (United Kingdom).............        800,000      21,700,000
  Dow Chemical Co.................................        556,300      53,787,256
  Eastman Chemical Co.............................        941,550      58,611,487
  Potash Corp. of Saskatchewan Inc., (Canada).....        380,000      28,713,750
  Wellman, Inc....................................        798,200      18,109,162
  Witco Corp......................................        268,800       7,862,400
                                                                   --------------
                                                                      188,784,055
                                                                   --------------
COMPUTERS -- 2.8%
  Compaq Computer Corp............................      2,882,250      81,783,844
  International Business Machines Corp............        600,000      68,887,500
  NCR Corp........................................        100,000       3,250,000
  Seagate Technology, Inc. (a)....................      1,426,500      33,968,531
                                                                   --------------
                                                                      187,889,875
                                                                   --------------
CONSTRUCTION & HOUSING -- 1.4%
  American Standard Co., Inc. (a).................      1,050,000      46,921,875
  Centex Corp.....................................      1,200,000      45,300,000
                                                                   --------------
                                                                       92,221,875
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 5.1%
  Gibson Greeting, Inc. (a).......................        750,000      18,750,000
  Loews Corp......................................      1,775,000     154,646,875
  Phillip Morris Co., Inc.........................      2,025,000      79,734,375
  RJR Nabisco Holdings Corp.......................      3,710,000      88,112,500
                                                                   --------------
                                                                      341,243,750
                                                                   --------------
ELECTRONICS -- 2.5%
  AMP Inc.........................................      1,885,000      64,796,875
  Arrow Electronics, Inc. (a).....................      1,442,200      31,367,850
  Avnet, Inc......................................        197,900      10,822,656
  Gerber Scientific, Inc..........................        419,800       9,550,450
  Harris Corp.....................................        600,000      26,812,500
  Hitachi Ltd. ADR................................        399,500      25,767,750
                                                                   --------------
                                                                      169,118,081
                                                                   --------------
FINANCIAL SERVICES -- 5.5%
  American Express Co.............................        350,000      39,900,000
  Lehman Brothers Holdings, Inc...................        849,800      65,912,612

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Morgan Stanley, Dean Witter, Discover & Co......      1,712,000  $  156,434,000
  Travelers Group, Inc............................      1,698,361     102,963,136
                                                                   --------------
                                                                      365,209,748
                                                                   --------------
FOREST PRODUCTS -- 7.4%
  Fort James Corp.................................        664,000      29,548,000
  Georgia-Pacific Corp............................      1,258,000      74,143,375
  Georgia-Pacific Timber Group....................      1,158,000      26,706,375
  International Paper Co..........................      1,638,000      70,434,000
  Mead Corp.......................................      1,800,000      57,150,000
  Rayonier Inc....................................        830,400      38,198,400
  Temple-Inland, Inc..............................        892,500      48,083,437
  Weyerhaeuser Co.................................      1,522,500      70,320,469
  Willamette Industries, Inc......................      2,500,000      80,000,000
                                                                   --------------
                                                                      494,584,056
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 6.9%
  Columbia/HCA Healthcare Corp....................      4,074,100     118,658,162
  Foundation Health Systems, Inc. (a).............      3,303,810      87,137,989
  PacifiCare Health Systems, Inc. (a).............        547,100      48,349,962
  Tenet Healthcare Corp. (a)......................      3,103,832      96,994,750
  Wellpoint Health Networks Inc...................      1,544,300     114,278,200
                                                                   --------------
                                                                      465,419,063
                                                                   --------------
INSURANCE -- 10.7%
  American Financial Group, Inc...................        552,700      23,938,819
  American General Corp...........................      1,528,504     108,810,378
  Chubb Corp......................................      2,206,400     177,339,400
  Citizens Corp...................................        700,000      21,918,750
  Equitable Companies, Inc........................      1,100,000      82,431,250
  Old Republic International Corp.................      2,926,327      85,777,960
  SAFECO Corp.....................................      2,855,800     129,760,412
  St. Paul Companies, Inc.........................      1,653,800      69,562,963
  Tokio Marine & Fire Insurance Co. Ltd. ADR
    (Japan).......................................        404,400      20,573,850
                                                                   --------------
                                                                      720,113,782
                                                                   --------------
METALS - FERROUS -- 0.4%
  Birmingham Steel Corp...........................      1,492,400      18,468,450
  Carpenter Technology Corp.......................        100,000       5,025,000
                                                                   --------------
                                                                       23,493,450
                                                                   --------------
METALS - NON FERROUS -- 0.9%
  Aluminum Company of America.....................        600,000      39,562,500
  Cyprus Amax Minerals Co.........................      1,490,400      19,747,800
  Nord Resources Corp. (a)........................        130,500         252,844
                                                                   --------------
                                                                       59,563,144
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.0%
  Eastman Kodak Co................................        889,800      65,011,013
                                                                   --------------
OIL & GAS -- 2.3%
  Amerada Hess Corp...............................        325,000      17,651,563
  Atlantic Richfield Co...........................      1,100,000      85,937,500
  Total SA, ADR, (France).........................        738,365      48,270,612
                                                                   --------------
                                                                      151,859,675
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 4.1%
  Elf Aquitaine SA, ADR, (France).................      2,424,433     172,134,743
  MarketSpan Corp. (a)............................      1,356,432      40,608,183
  Occidental Petroleum Corp.......................      1,100,000      29,700,000
  Oryx Energy Co. (a).............................      1,600,000      35,400,000
                                                                   --------------
                                                                      277,842,926
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
PRECIOUS METALS -- 0.8%
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "A")..........................................      1,748,800  $   24,920,400
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "B")..........................................        319,600       4,853,925
  Kinross Gold Corp. (a)..........................        105,126         341,660
  Newmont Mining Corp.............................        994,100      23,485,613
                                                                   --------------
                                                                       53,601,598
                                                                   --------------
RESTAURANTS -- 1.9%
  Darden Restaurants, Inc.........................      7,922,700     125,772,863
                                                                   --------------
RETAIL -- 8.5%
  BJ's Wholesale Club, Inc. (a)...................        250,900      10,192,813
  Dillard's, Inc..................................      3,300,000     136,743,750
  HomeBase, Inc. (a)..............................      1,300,000      10,318,750
  IKON Office Solutions, Inc......................      1,101,500      16,040,594
  Kmart Corp. (a).................................      6,500,000     125,125,000
  Nine West Group Inc. (a)........................        910,000      24,399,375
  Pep Boys - Manny, Moe & Jack....................      2,025,000      38,348,438
  Petrie Stores Corp. (a).........................        540,000       1,549,800
  Sears, Roebuck and Co...........................        690,000      42,133,125
  Tandy Corp......................................      2,115,800     112,269,638
  Toys 'R' Us, Inc. (a)...........................      2,350,000      55,371,875
                                                                   --------------
                                                                      572,493,158
                                                                   --------------
SEMICONDUCTORS -- 0.3%
  National Semiconductor Corp. (a)................      1,360,000      17,935,000
                                                                   --------------
TELECOMMUNICATIONS -- 3.9%
  360 Communication Co. (a).......................      1,696,066      54,274,112
  AT&T Corp.......................................      1,100,000      62,837,500
  Loral Corp......................................      1,800,000      50,850,000
  Portugal Telecom SA, ADR, (Portugal)............        823,400      43,588,738
  Telefonica de Espana, SA, ADR, (Spain)..........        336,300      46,766,719
                                                                   --------------
                                                                      258,317,069
                                                                   --------------
TEXTILES
  Worldtex, Inc. (a)..............................        107,199         623,094
                                                                   --------------
TRANSPORTATION -- 0.3%
  Marine Transport Corp. (a)......................        100,000         406,250
  OMI Corp. (a)...................................      1,000,000       8,000,000
  Overseas Shipholding Group, Inc.................        600,000      12,225,000
                                                                   --------------
                                                                       20,631,250
                                                                   --------------
UTILITY - ELECTRIC -- 1.4%
  American Electric Power Co., Inc................        180,000       8,167,500
  GPU, Inc........................................        500,000      18,906,250
  Houston Industries, Inc.........................        974,519      30,088,274
  Unicom Corp.....................................      1,112,900      39,021,056
                                                                   --------------
                                                                       96,183,080
                                                                   --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc...................        270,000       8,370,000
                                                                   --------------
WASTE MANAGEMENT -- 0.9%
  Waste Management, Inc...........................      1,623,300      56,815,500
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,471,468,003)..........................................   5,407,847,310
                                                                   --------------

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 19.8%              RATING       (000)
                                          ------------  ---------
COMMERCIAL PAPER -- 7.2%
  American General Finance,
    5.53%, 07/14/98.....................       P1       $  12,000      11,976,037

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)              RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
  Aon Corp.,
    5.55%, 07/14/98.....................       P2       $   4,000  $    3,991,983
  Associates Corp. of North America,
    5.52%, 08/10/98.....................       P1          26,000      25,840,533
  Bank of New York Co., Inc.,
    5.53%, 07/28/98.....................       P1          50,000      49,792,625
  Bell Atlantic Financial,
    5.58%, 07/22/98.....................       P1           3,000       2,990,235
  Caterpillar Inc.,
    6.00%, 07/06/98.....................       P1          15,000      15,000,000
  Commercial Credit Co.,
    5.57%, 08/11/98.....................       P1          14,000      13,911,189
  Cregem North America,
    5.70%, 07/20/98.....................       P1           6,000       5,981,950
  Eastman Kodak Co.,
    5.57%, 08/26/98.....................       P1           5,000       4,956,678
  Ford Motor Credit Corp.,
    5.54%, 07/02/98.....................       P1           8,000       7,998,769
  General Electric Capital Corp.,
    5.53%, 08/14/98.....................       P1          57,000      56,614,743
    5.60%, 07/22/98.....................       P1           6,000       5,980,400
  General Reinsurance Corp.,
    5.57%, 08/07/98.....................       P1           5,035       5,006,176
  GTE Finance Corp.,
    5.60%, 07/23/98.....................       P3          11,000      10,962,356
  Heinz (H.J.) Co.,
    5.55%, 07/16/98.....................       P1           6,990       6,973,836
    5.55%, 08/28/98.....................       P1          20,000      19,821,167
  Morgan (J.P.) & Co., Inc.,
    5.54%, 08/24/98.....................       P1          62,000      61,484,780
  Nordbanken N.A.,
    5.52%, 07/10/98.....................       P1          18,000      17,975,160
  Nordbanken North America, Inc.,
    5.52%, 08/04/98.....................       P1          10,000       9,947,867
  Norwest Corp.,
    5.57%, 07/23/98.....................       P1          17,000      16,942,134
  Svenska Handelsbanken,
    5.53%, 08/10/98.....................       P1          14,000      13,913,978
  UBS Finance (Delaware),
    5.52%, 08/07/98.....................       P1          35,000      34,801,433
    5.53%, 08/07/98.....................       P1          16,000      15,909,062
  Xerox Corp.,
    5.52%, 07/14/98.....................       P1          47,000      46,906,313
  Xerox Credit Corp.,
    5.56%, 08/10/98.....................       P1          20,035      19,911,228
                                                                   --------------
                                                                      485,590,632
                                                                   --------------
LOAN PARTICIPATIONS -- 0.2%
  Countrywide Home Loan, Inc.,
    5.60%, 07/28/98.....................       P1          11,000      10,953,800
                                                                   --------------
REPURCHASE AGREEMENT -- 9.9%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5)...........                  661,589     661,589,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.7%
  Federal National Mortgage Association,
    4.94%, 02/23/99.....................                    5,000       4,980,450
    5.63%, 08/14/98.....................                    8,000       7,998,160
    5.71%, 09/09/98.....................                   15,000      15,014,100
  United States Treasury Note,
    6.125%, 08/31/98....................                   18,000      18,025,380
                                                                   --------------
                                                                       46,018,090
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

JUNE 30, 1998 (UNAUDITED)

                                                        PRINCIPAL
                                            MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)              RATING       (000)       (NOTE 2)
                                          ------------  ---------  --------------
CERTIFICATES OF DEPOSIT - DOMESTIC -- 0.8%
  Chase Manhattan Bank,
    5.57%, 08/14/98.....................       P1       $  55,000  $   55,000,000
                                                                   --------------
TIME DEPOSIT - EURODOLLAR -- 1.0%
  Westdeutsche Landesbank,
    5.55%, 07/08/98.....................       P1          67,000      67,000,000
                                                                   --------------
CERTIFICATES OF DEPOSIT - YANKEE
  Credit Commerce De Belgium,
    5.58%, 08/13/98.....................       P1           3,000       3,000,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,329,118,450)..........................................   1,329,151,522
                                                                   --------------
TOTAL INVESTMENTS -- 100.4%
  (cost $4,800,586,453; Note 6)..................................   6,736,998,832
                                                                   --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)..................
                                                                      (30,184,478)
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $6,706,814,354
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt.
  PLC   Public Limited Company (British Corporation).
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

                                GLOBAL PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.6%
                                                                       VALUE
COMMON STOCKS -- 94.2%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 1.3%
  AMP Limited.....................................        326,000  $    3,814,215
  Brambles Industries, Ltd........................        298,600       5,857,844
  FXF Trust.......................................        224,600          31,284
                                                                   --------------
                                                                        9,703,343
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 5.6%
  Dresdner Bank, AG...............................         84,012       4,531,768
  Mannesmann, AG..................................         65,153       6,686,518
  SAP, AG.........................................         28,222      17,097,145
  Volkswagen, AG..................................         12,978      12,514,885
                                                                   --------------
                                                                       40,830,316
                                                                   --------------
FINLAND -- 2.5%
  Nokia Corp. (Class "A" Stock)...................        246,376      18,098,831
                                                                   --------------
FRANCE -- 9.1%
  Casino Guichard Perrachon, SA...................         71,392       5,684,000
  Elf Aquitaine, SA...............................         86,520      12,127,539
  Legrand, SA.....................................         44,084      11,631,566
  Pinault Printemps Redoute, SA...................          7,869       6,566,097
  Thomson CSF.....................................        259,500       9,842,432
  Total, SA (Class "B" Stock).....................         66,023       8,557,660
  Valeo, SA.......................................        117,817      12,006,977
                                                                   --------------
                                                                       66,416,271
                                                                   --------------
IRELAND -- 2.0%
  Bank Of Ireland.................................        724,461      14,848,060
                                                                   --------------
ITALY -- 5.0%
  Credito Italiano................................      3,777,422      19,739,276
  Fiat SpA........................................      1,703,723       7,443,855
  Telecom Italia SpA..............................      1,242,489       9,130,312
                                                                   --------------
                                                                       36,313,443
                                                                   --------------
JAPAN -- 4.4%
  Daibiru Corp....................................        161,000       1,039,986
  Honda Motor Co..................................        134,000       4,782,948
  Nippon Telephone and Telegraph Corp.............            922       7,661,127
  Olympus Optical Co., Ltd........................        935,000       8,147,471
  Takefuji Corp...................................        112,000       5,179,191
  Toyota Motor Corp...............................        186,000       4,824,711
                                                                   --------------
                                                                       31,635,434
                                                                   --------------
NETHERLANDS -- 2.6%
  ING Groep, N.V..................................        191,168      12,496,326
  Koninklijke Numico, N.V.........................        215,476       6,735,987
                                                                   --------------
                                                                       19,232,313
                                                                   --------------
SINGAPORE
  Sembawang Maritime, Ltd.........................        276,500         146,996
                                                                   --------------
SPAIN -- 4.8%
  Banco Central Hispanoamericano, SA..............        607,778      19,093,377
  Telefonica De Espana............................        335,742      15,514,674
                                                                   --------------
                                                                       34,608,051
                                                                   --------------
SWEDEN -- 4.7%
  Hennes & Mauritz, AB............................        228,145      14,533,794
  Nordbanken Holdings, AB.........................      1,730,900      12,672,962
  Skanska, AB (Class "B" Shares)..................        154,500       6,922,481
                                                                   --------------
                                                                       34,129,237
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
SWITZERLAND -- 2.9%
  Novartis, AG....................................          6,180  $   10,278,620
  UBS, AG.........................................         29,765      11,062,212
                                                                   --------------
                                                                       21,340,832
                                                                   --------------
UNITED KINGDOM -- 10.3%
  Guest, Kean & Nettlefolds, PLC..................        695,950       8,868,362
  Hays, PLC.......................................        613,983      10,298,613
  Johnson Matthey, PLC............................        760,037       6,824,539
  Royal & Sun Alliance Insurance Group, PLC.......        777,959       8,043,672
  Siebe, PLC......................................        448,915       8,968,392
  Unilever, PLC...................................        922,674       9,824,836
  Vodafone Group, PLC.............................      1,717,216      21,796,185
                                                                   --------------
                                                                       74,624,599
                                                                   --------------
UNITED STATES -- 39.0%
  Abercrombie & Fitch Co. (Class "A" Stock).......              1              29
  Adobe Systems, Inc..............................        214,400       9,098,600
  Belo (A.H.) Corp. (Class "A" Stock).............         86,100       2,098,687
  Cendant Corp. (a)...............................        274,400       5,728,100
  Cisco Systems, Inc. (a).........................        170,400      15,687,450
  Computer Sciences Corp. (a).....................        140,100       8,966,400
  Consolidated Stores Corp........................        297,200      10,773,500
  Electronic Arts, Inc. (a).......................        229,100      12,371,400
  Electronics For Imaging, Inc....................        301,800       6,375,525
  Healthsouth Corp. (a)...........................        392,800      10,482,850
  Household International , Inc...................        200,800       9,989,800
  Jefferson Smurfit Corp..........................        236,200       3,712,769
  Microsoft Corp. (a).............................        155,900      16,895,662
  Mobil Corp......................................        144,600      11,079,975
  PMC-Sierra, Inc.................................        315,000      14,765,625
  Proffitt's, Inc. (a)............................        258,500      10,436,937
  Progressive Corp................................         55,300       7,797,300
  Quorum Health Group, Inc........................        251,900       6,675,350
  Safeway, Inc. (a)...............................        363,600      14,793,975
  Tenet Healthcare Corp. (a)......................        265,100       8,284,375
  Teradyne, Inc...................................        279,900       7,487,325
  Texas Instruments, Inc..........................        211,700      12,344,756
  The Limited, Inc................................        417,500      13,829,687
  Time Warner, Inc................................        166,300      14,208,256
  Transocean Offshore, Inc........................        203,100       9,037,950
  U.S.A. Waste Services, Inc. (a).................        233,500      11,529,062
  USA Networks, Inc...............................        136,100       3,419,512
  Walt Disney Co..................................         85,500       8,982,844
  Wells Fargo & Co................................         29,100      10,737,900
  WorldCom, Inc. (a)..............................        128,200       6,209,688
                                                                   --------------
                                                                      283,801,289
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $490,167,887)............................................     685,729,015
                                                                   --------------

PREFERRED STOCKS -- 1.4%
FEDERAL REPUBLIC OF GERMANY
  Wella, A G
    (cost $6,747,046).............................          8,961      10,014,506
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $496,914,933)............................................     695,743,521
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 1.1%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  UNITED STATES
    Bear, Stearns & Co. Inc.,
      5.83%, 07/01/98
      (Cost $7,647,000) (b).......................  $       7,647  $    7,647,000
                                                                   --------------
TOTAL INVESTMENTS -- 96.7%
  (cost $504,561,933; Note 6)....................................     703,390,521
                                                                   --------------
FORWARD CURRENCY CONTRACTS -- AMOUNT RECEIVABLE FROM
  COUNTERPARTIES -- 0.2%.........................................       1,348,569
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%....................
                                                                       22,869,039
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $  727,608,129
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
      AB    Aktiebolag (Swedish Stock Company)
      AG    Aktiengesellschaft (German Stock Company)
      N.V.  Naamloze Vennootschop (Dutch Corporation)
      PLC   Public Limited Company (British Corporation)
      SA    Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b) Bear, Stearns & Co. Inc., repurchase price $7,648,238 due 7/1/98. The value of the collateral was $7,825,248.

(c)  Outstanding foreign currency contracts at June 30, 1998 were as follows:

                                             VALUE AT
           FOREIGN CURRENCY                 SETTLEMENT          CURRENT
               CONTRACTS                       DATE              VALUE           APPRECIATION
---------------------------------------  -----------------   --------------   ------------------
Sale:
Japanese Yen,
  expiring 10/01/98                         $   19,314,002    $  18,226,481      $ 1,087,521
  expiring 12/23/98                         $    4,750,000    $   4,619,652      $   130,348
  expiring 12/24/98                         $    4,750,000    $   4,619,300      $   130,700

JUNE 30, 1998 (UNAUDITED)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1998 were as follows:

Commercial Banks.......................    16.4%
Computer Services......................    11.9%
Telecommunications.....................    10.8%
Retail.................................    10.5%
Electronics............................     7.2%
Automobiles............................     6.9%
Oil & Gas Services.....................     4.0%
Hospitals..............................     3.5%
Media..................................     2.8%
Insurance..............................     2.7%
Commercial Services....................     2.2%
Machinery..............................     2.2%
Chemicals..............................     1.7%
Electrical Equipment...................     1.6%
Environmental Services.................     1.6%
Consumer Services......................     1.4%
Cosmetics & Soaps......................     1.4%
Drugs & Medical Supplies...............     1.4%
Leisure................................     1.2%
Construction...........................     1.0%
Precious Metals........................     0.9%
Food & Beverage........................     0.9%
Diversified Operations.................     0.8%
Paper and Related Products.............     0.5%
Real Estate Development................     0.1%
Trucking & Shipping....................     0.0%
Repurchase Agreement...................     1.1%
                                         ------
                                           96.7%
                                         ------
Forward currency contracts.............     0.2%
Other assets in excess of
  liabilities..........................     3.1%
                                         ------
                                          100.0%
                                         ------
                                         ------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

                      NOTES TO THE FINANCIAL STATEMENTS OF
             CERTAIN PORTFOLIOS OF THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in thse financial statements pertains to only the seven Portfolios available for investment by VCA-24: Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, Stock Index Portfolio, Equity Portfolio and Global Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-

                                       C1
term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon,

                                       C2
original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. During the six months ended June 30, 1998, certain Portfolios purchased securities from and sold securities to other Portfolios of the Series Fund or other funds or accounts managed by The Prudential or its affiliates in accordance with the provisions of Rule 17a-7 of the Investment Company Act of 1940. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. Each Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. For the six months ended June 30, 1998, the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("GL") by the following amounts:

                                             UNI           G/L
                                         ------------  -----------
Equity Portfolio.......................  $    132,673  $  (132,673)
Global Portfolio.......................    (1,253,947)   1,253,947

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                       C3

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets:

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Diversified Bond Portfolio.............             0.40%
Government Income Portfolio............             0.40
Conservative Balanced Portfolio........             0.55
Flexible Managed Portfolio.............             0.60
Stock Index Portfolio..................             0.35
Equity Portfolio.......................             0.45
Global Portfolio.......................             0.75

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the six months ended June 30, 1998.

PIC is an indirect, wholly-owned subsidiaries of The Prudential.

The Series Fund has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expires on December 18, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1998, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $193,112 in brokerage commissions from transactions executed on behalf of the following
Portfolios:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $  19,607
Flexible Managed Portfolio.............      50,927
Equity Portfolio.......................     108,331
Global Portfolio.......................      14,247
                                         -----------
                                          $ 193,112

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $1,189,382,000 as of June 30, 1998. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Diversified Bond Portfolio.............  $    30,681,000      2.58%
Government Income Portfolio............        3,325,000      0.28
Conservative Balanced Portfolio........       95,049,000      7.99
Flexible Managed Portfolio.............      140,082,000     11.78
Stock Index Portfolio..................      116,704,000      9.81
Equity Portfolio.......................      661,589,000     55.63
All other portfolios (currently not
  available to VCA-24).................      141,952,000     11.93
                                         ---------------  ----------
                                         $ 1,189,382,000    100.00%

                                       C4

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.85%, in the principal amount of $340,000,000, repurchase price $340,055,250, due 7/1/98. The value of the collateral including accrued interest was $347,935,730.

Goldman Sachs & Co., Inc., 5.10%, in the principal amount of $169,382,000, repurchase price $169,405,996, due 7/1/98. The value of the collateral including accrued interest was $173,452,415.

Salomon Smith Barney Inc., 5.70%, in the principal amount of $340,000,000, repurchase price $340,053,833, due 7/1/98. The value of the collateral including accrued interest was $347,279,047.

SBC Warburg Dillon Reed Inc., 5.90%, in the principal amount of $340,000,000, repurchase price $340,055,722, due 7/1/98. The value of the collateral including accrued interest was $347,517,223.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the six months ended
June 30, 1998 were as follows:

Cost of Purchases:

                                          DIVERSIFIED     GOVERNMENT      CONSERVATIVE       FLEXIBLE          STOCK
                                             BOND           INCOME          BALANCED         MANAGED           INDEX
                                         -------------   -------------   --------------   --------------   -------------
Government Securities..................   $483,904,842    $270,976,639    $1,744,981,475   $1,546,388,249        0
Non-Government Securities..............   $515,117,787         0          $3,272,179,753   $3,590,683,873   $267,686,221


                                            EQUITY          GLOBAL
                                         -------------   -------------
Government Securities..................        0               0
Non-Government Securities..............   $726,500,817    $258,075,348

Proceeds from Sales:

                                          DIVERSIFIED     GOVERNMENT      CONSERVATIVE       FLEXIBLE         STOCK
                                             BOND           INCOME          BALANCED         MANAGED          INDEX
                                         -------------   -------------   --------------   --------------   ------------
Government Securities..................   $309,707,021    $248,701,375    $1,387,898,008   $1,145,182,330       0
Non-Government Securities..............   $561,436,949         0          $3,704,451,747   $4,047,305,994   $43,589,341


                                             EQUITY          GLOBAL
                                         --------------   -------------
Government Securities..................        0                0
Non-Government Securities..............   $1,026,419,816   $274,480,277

The federal income tax basis and unrealized appreciation (depreciation) of the Series Funds' investments as of June 30, 1998 were as follows:

                                          DIVERSIFIED     GOVERNMENT      CONSERVATIVE        FLEXIBLE            STOCK
                                             BOND           INCOME          BALANCED           MANAGED            INDEX
                                         -------------   -------------   ---------------   ---------------   ---------------
Gross Unrealized Appreciation..........   $ 25,938,972    $ 12,802,244    $  247,053,821    $  524,221,445    $1,391,996,532
Gross Unrealized Depreciation..........      2,876,703          53,437            91,383       126,889,506        21,316,928
Total Net Unrealized...................     23,062,269      12,748,807       246,962,438       397,331,939     1,370,679,604
Tax Basis..............................    902,862,198     409,415,059     4,585,145,108     5,372,097,545     1,731,988,450


                                             EQUITY           GLOBAL
                                         ---------------   -------------
Gross Unrealized Appreciation..........   $2,043,459,258    $207,400,426
Gross Unrealized Depreciation..........      107,046,879       8,598,136
Total Net Unrealized...................    1,936,412,379     198,802,290
Tax Basis..............................    4,800,586,453     504,588,231

For federal income tax purposes, the following Portfolio had a capital loss carryforward as of December 31, 1997. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount:

                                                             CAPITAL LOSSES    CAPITAL LOSSES
                                           POST OCTOBER      CARRYFORWARDS     CARRYFORWARDS
                                         LOSSES DEFERRED    UTILIZED IN 1997     AVAILABLE      EXPIRATION DATE
                                         ----------------   ----------------   --------------   ----------------
Government Income Portfolio............          --                --           $ 7,267,545         12/31/2003

                                       C5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                         DIVERSIFIED BOND PORTFOLIO
                                         ------------------------------------------------------------------------------------------
                                           SIX MONTHS                                     YEAR ENDED
                                              ENDED                                      DECEMBER 31,
                                            JUNE 30,       ------------------------------------------------------------------------
                                              1998             1997           1996         1995(a)        1994(a)        1993(a)
                                         ---------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.02          $    11.07     $    11.31     $    10.04     $    11.10     $    10.83
                                         ---------------   ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.36                0.80           0.76           0.76           0.68           0.68
Net realized and unrealized gains
  (losses) on investments..............        0.13                0.11          (0.27)          1.29          (1.04)          0.40
                                         ---------------   ------------   ------------   ------------   ------------   ------------
  Total from investment operations.....        0.49                0.91           0.49           2.05          (0.36)          1.08
                                         ---------------   ------------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.18)              (0.83)         (0.73)         (0.75)         (0.68)         (0.66)
Distributions from net realized
  gains................................       (0.04)              (0.13)            --          (0.03)         (0.02)         (0.15)
                                         ---------------   ------------   ------------   ------------   ------------   ------------
  Total distributions..................       (0.22)              (0.96)         (0.73)         (0.78)         (0.70)         (0.81)
                                         ---------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, end of period.........    $  11.29          $    11.02     $    11.07     $    11.31     $    10.04     $    11.10
                                         ---------------   ------------   ------------   ------------   ------------   ------------
                                         ---------------   ------------   ------------   ------------   ------------   ------------
TOTAL INVESTMENT RETURN:(b)............        4.44%               8.57%          4.40%         20.73%         (3.23)%        10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $940.2              $816.7         $720.2         $655.8         $541.6         $576.2
Ratios to average net assets:
  Expenses.............................        0.43%(c)            0.43%          0.45%          0.44%          0.45%          0.46%
  Net investment income................        6.66%(c)            7.18%          6.89%          7.00%          6.41%          6.05%
Portfolio turnover rate................         108%                224%           210%           199%            32%            41%

                                                                       GOVERNMENT INCOME PORTFOLIO
                                         ---------------------------------------------------------------------------------------
                                          SIX MONTHS                                   YEAR ENDED
                                            ENDED                                     DECEMBER 31,
                                           JUNE 30,     ------------------------------------------------------------------------
                                             1998           1997           1996         1995(a)        1994(a)        1993(a)
                                         ------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.52       $    11.22     $    11.72     $    10.46     $    11.78     $    11.09
                                         ------------   ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.52             0.75           0.75           0.74           0.70           0.70
Net realized and unrealized gains
  (losses) on investments..............        0.11             0.30          (0.51)          1.28          (1.31)          0.68
                                         ------------   ------------   ------------   ------------   ------------   ------------
    Total from investment operations...        0.63             1.05           0.24           2.02          (0.61)          1.38
                                         ------------   ------------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.35)           (0.75)         (0.74)         (0.76)         (0.71)         (0.64)
Distributions from net realized
  gains................................          --               --             --             --             --          (0.05)
                                         ------------   ------------   ------------   ------------   ------------   ------------
    Total distributions................       (0.35)           (0.75)         (0.74)         (0.76)         (0.71)         (0.69)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, end of period.........    $  11.80       $    11.52     $    11.22     $    11.72     $    10.46     $    11.78
                                         ------------   ------------   ------------   ------------   ------------   ------------
                                         ------------   ------------   ------------   ------------   ------------   ------------
TOTAL INVESTMENT RETURN:(b)............        3.94%            9.67%          2.22%         19.48%         (5.16)%        12.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $428.5           $429.6         $482.0         $501.8         $487.6         $540.1
Ratios to average net assets:
  Expenses.............................        0.45%(c)         0.44%          0.46%          0.45%          0.45%          0.46%
  Net investment income................        5.92%(c)         6.40%          6.38%          6.55%          6.30%          5.91%
Portfolio turnover rate................          61%              88%            95%           195%            34%            19%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                            CONSERVATIVE BALANCED PORTFOLIO
                                         ----------------------------------------------------------------------
                                           SIX MONTHS                          YEAR ENDED
                                             ENDED                            DECEMBER 31,
                                            JUNE 30,      -----------------------------------------------------
                                              1998          1997       1996      1995(a)    1994(a)    1993(a)
                                         --------------   ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  14.97       $   15.52  $   15.31  $   14.10  $   14.91  $   14.24
                                         --------------   ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.33            0.76       0.66       0.63       0.53       0.49
Net realized and unrealized gains
  (losses) on investments..............        0.87            1.26       1.24       1.78      (0.68)      1.23
                                         --------------   ---------  ---------  ---------  ---------  ---------
    Total from investment operations...        1.20            2.02       1.90       2.41      (0.15)      1.72
                                         --------------   ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.17)          (0.76)     (0.66)     (0.64)     (0.51)     (0.47)
Distributions from net realized
  gains................................       (0.13)          (1.81)     (1.03)     (0.56)     (0.15)     (0.58)
                                         --------------   ---------  ---------  ---------  ---------  ---------
    Total distributions................       (0.30)          (2.57)     (1.69)     (1.20)     (0.66)     (1.05)
                                         --------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of period.........    $  15.87       $   14.97  $   15.52  $   15.31  $   14.10  $   14.91
                                         --------------   ---------  ---------  ---------  ---------  ---------
                                         --------------   ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............        8.02%          13.45%     12.63%     17.27%     (0.97)%     12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $4,868.2        $4,744.2   $4,478.8   $3,940.8   $3,501.1   $3,103.2
Ratios to average net assets:
  Expenses.............................        0.58%(c)        0.56%      0.59%      0.58%      0.61%      0.60%
  Net investment income................        4.24%(c)        4.48%      4.13%      4.19%      3.61%      3.22%
Portfolio turnover rate................         110%            295%       295%       201%       125%        79%

                                                               FLEXIBLE MANAGED PORTFOLIO
                                         -----------------------------------------------------------------------
                                           SIX MONTHS                           YEAR ENDED
                                              ENDED                            DECEMBER 31,
                                            JUNE 30,       -----------------------------------------------------
                                              1998           1997       1996      1995(a)    1994(a)    1993(a)
                                         ---------------   ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $   17.28       $   17.79  $   17.86  $   15.50  $   16.96  $   16.01
                                         ---------------   ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.28            0.59       0.57       0.56       0.47       0.57
Net realized and unrealized gains
  (losses) on investments..............         1.38            2.52       1.79       3.15      (1.02)      1.88
                                         ---------------   ---------  ---------  ---------  ---------  ---------
    Total from investment operations...         1.66            3.11       2.36       3.71      (0.55)      2.45
                                         ---------------   ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.13)          (0.58)     (0.58)     (0.56)     (0.45)     (0.57)
Distributions from net realized
  gains................................        (0.28)          (3.04)     (1.85)     (0.79)     (0.46)     (0.93)
                                         ---------------   ---------  ---------  ---------  ---------  ---------
    Total distributions................        (0.41)          (3.62)     (2.43)     (1.35)     (0.91)     (1.50)
                                         ---------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of period.........    $   18.53       $   17.28  $   17.79  $   17.86  $   15.50  $   16.96
                                         ---------------   ---------  ---------  ---------  ---------  ---------
                                         ---------------   ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............         9.58%          17.96%     13.64%     24.13%     (3.16)%     15.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................     $5,787.4        $5,490.1   $4,896.9   $4,261.2   $3,481.5   $3,292.2
Ratios to average net assets:
  Expenses.............................         0.62%(c)        0.62%      0.64%      0.63%      0.66%      0.66%
  Net investment income................         3.11%(c)        3.02%      3.07%      3.30%      2.90%      3.30%
Portfolio turnover rate................           97%            227%       233%       173%       124%        63%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                STOCK INDEX PORTFOLIO
                                         --------------------------------------------------------------------
                                           SIX MONTHS                         YEAR ENDED
                                             ENDED                           DECEMBER 31,
                                            JUNE 30,      ---------------------------------------------------
                                              1998          1997       1996      1995(a)   1994(a)   1993(a)
                                         --------------   ---------  ---------  ---------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  30.22       $   23.74  $   19.96  $   14.96  $  15.20  $  14.22
                                         --------------   ---------  ---------  ---------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.21            0.43       0.40       0.40      0.38      0.36
Net realized and unrealized gains
  (losses) on investments..............        5.06            7.34       4.06       5.13     (0.23)     1.00
                                         --------------   ---------  ---------  ---------  --------  --------
    Total from investment operations...        5.27            7.77       4.46       5.53      0.15      1.36
                                         --------------   ---------  ---------  ---------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.10)          (0.42)     (0.40)     (0.38)    (0.37)    (0.35)
Dividends in excess of net investment
  income...............................          --           (0.87)        --         --        --        --
Distributions from net realized
  gains................................       (0.08)             --      (0.28)     (0.15)    (0.02)    (0.03)
                                         --------------   ---------  ---------  ---------  --------  --------
    Total distributions................       (0.18)          (1.29)     (0.68)     (0.53)    (0.39)    (0.38)
                                         --------------   ---------  ---------  ---------  --------  --------
Net Asset Value, end of period.........    $  35.31       $   30.22  $   23.74  $   19.96  $  14.96  $  15.20
                                         --------------   ---------  ---------  ---------  --------  --------
                                         --------------   ---------  ---------  ---------  --------  --------
TOTAL INVESTMENT RETURN:(b)............       17.48%          32.83%     22.57%     37.06%     1.01%     9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $3,099.1        $2,448.2   $1,581.4   $1,031.3    $664.5    $615.1
Ratios to average net assets:
  Expenses.............................        0.37%(c)        0.37%      0.40%      0.38%     0.42%     0.42%
  Net investment income................        1.28%(c)        1.55%      1.95%      2.27%     2.50%     2.43%
Portfolio turnover rate................           2%              5%         1%         1%        2%        1%

                                                                    EQUITY PORTFOLIO
                                         ----------------------------------------------------------------------
                                           SIX MONTHS                          YEAR ENDED
                                             ENDED                            DECEMBER 31,
                                            JUNE 30,      -----------------------------------------------------
                                              1998          1997       1996      1995(a)    1994(a)    1993(a)
                                         --------------   ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  31.07       $   26.96  $   25.64  $   20.66  $   21.49  $   18.90
                                         --------------   ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.32            0.69       0.71       0.55       0.51       0.42
Net realized and unrealized gains on
  investments..........................        3.56            5.88       3.88       5.89       0.05       3.67
                                         --------------   ---------  ---------  ---------  ---------  ---------
    Total from investment operations...        3.88            6.57       4.59       6.44       0.56       4.09
                                         --------------   ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.14)          (0.70)     (0.67)     (0.52)     (0.49)     (0.40)
Distributions from net realized
  gains................................       (0.16)          (1.76)     (2.60)     (0.94)     (0.90)     (1.10)
                                         --------------   ---------  ---------  ---------  ---------  ---------
    Total distributions................       (0.30)          (2.46)     (3.27)     (1.46)     (1.39)     (1.50)
                                         --------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of period.........    $  34.65       $   31.07  $   26.96  $   25.64  $   20.66  $   21.49
                                         --------------   ---------  ---------  ---------  ---------  ---------
                                         --------------   ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN:(b)............       12.47%          24.66%     18.52%     31.29%      2.78%     21.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $6,706.8        $6,024.0   $4,814.0   $3,813.8   $2,617.8   $2,186.5
Ratios to average net assets:
  Expenses.............................        0.46%(c)        0.46%      0.50%      0.48%      0.55%      0.53%
  Net investment income................        1.91%(c)        2.27%      2.54%      2.28%      2.39%      1.99%
Portfolio turnover rate................          13%             13%        20%        18%         7%        13%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                    GLOBAL PORTFOLIO
                                         -----------------------------------------------------------------------
                                           SIX MONTHS                           YEAR ENDED
                                             ENDED                             DECEMBER 31,
                                            JUNE 30,      ------------------------------------------------------
                                              1998          1997      1996    1995(a)   1994(a)       1993(a)
                                         --------------   --------  --------  --------  --------    ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  17.92       $  17.85  $  15.53  $  13.88  $  14.64    $      10.37
                                         --------------   --------  --------  --------  --------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.07           0.09      0.11      0.06      0.02            0.02
Net realized and unrealized gains
  (losses) on investments..............        3.40           1.11      2.94      2.14     (0.74)           4.44
                                         --------------   --------  --------  --------  --------    ------------
    Total from investment operations...        3.47           1.20      3.05      2.20     (0.72)           4.46
                                         --------------   --------  --------  --------  --------    ------------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.07)         (0.13)    (0.11)    (0.24)    (0.02)          (0.08)
Dividends in excess of net investment
  income...............................          --          (0.10)       --        --        --              --
Distributions from net realized
  gains................................       (0.02)         (0.90)    (0.62)    (0.31)    (0.02)          (0.11)
                                         --------------   --------  --------  --------  --------    ------------
    Total distributions................       (0.09)         (1.13)    (0.73)    (0.55)    (0.04)          (0.19)
                                         --------------   --------  --------  --------  --------    ------------
Net Asset Value, end of period.........    $  21.30       $  17.92  $  17.85  $  15.53  $  13.88    $      14.64
                                         --------------   --------  --------  --------  --------    ------------
                                         --------------   --------  --------  --------  --------    ------------
TOTAL INVESTMENT RETURN:(b)............       19.34%          6.98%    19.97%    15.88%    (4.89)%         43.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $727.6         $638.4    $580.6    $400.1    $345.7          $129.1
Ratios to average net assets:
  Expenses.............................        0.88%(c)       0.85%     0.92%     1.06%     1.23%           1.44%
  Net investment income................        0.63%(c)       0.47%     0.64%     0.44%     0.20%           0.18%
Portfolio turnover rate................          40%            70%       41%       59%       37%             55%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Commencement of Operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA      W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  Ph.D.                      CEO,
  THE PRUDENTIAL SERIES      VICE PRESIDENT             PRUDENTIAL INVESTMENTS
  FUND, INC.                 KALUDIS CONSULTING
                             GROUP

          SAUL K. FENSTER, Ph.D.             JOSEPH WEBER, Ph.D.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

                             The Prudential Variable
                            Contract Account 10 & 11


Committee Members

MENDEL A. MELZER, CFA
  Chairman,
The Prudential Variable
Contract Accounts 10 & 11

W. SCOTT McDONALD, JR., Ph.D.
  Vice President,
  Kaludis Consulting Group

JONATHAN M. GREENE
  President,
The Prudential Variable
Contract Accounts 10 & 11

SAUL K. FENSTER, Ph.D.
  President, New Jersey
  Institute of Technology

JOSEPH WEBER, Ph.D.
  Vice President,
  Interclass (international corporate learning)

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